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                       STATEMENT OF ADDITIONAL INFORMATION

                                JANUARY 29, 2004

This Statement of Additional Information ("SAI") relates to the following investment portfolios of ICON Funds (the "Trust"):


              ICON Consumer Discretionary Fund
              ICON Energy Fund
              ICON Financial Fund
              ICON Healthcare Fund
              ICON Industrials Fund
              ICON Information Technology Fund
              ICON Leisure and Consumer Staples Fund
              ICON Materials Fund
              ICON Telecommunication & Utilities Fund
              ICON Asia - Pacific Region Fund
              ICON Europe Fund (formerly ICON South Europe Region Fund) ICON International Equity Fund
              (formerly ICON North Europe Region Fund)
              ICON Short-Term Fixed Income Fund


This SAI is not a prospectus. It supplements and should be read in conjunction with the prospectuses for the ICON Funds listed above, each dated January 29, 2004, as they may be amended or supplemented from time to time. To obtain a copy of the Trust's prospectuses, semiannual and annual reports, please write to U.S. Bancorp Mutual Fund Services, LLC, the Trust's shareholder servicing agent, at P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or call 1-800-764-0442.

FINANCIAL STATEMENTS

The Trusts' audited financial statements and accompanying notes for the fiscal year ended September 30, 2003, and the reports of PricewaterhouseCoopers LLP with respect to such financial statements, appear in the Trusts' 2003 annual reports and are incorporated by reference in this SAI. The Trusts' annual reports contain additional performance information and are available without charge by contacting the Trusts' shareholder servicing agent at the telephone number or address listed above.

                                TABLE OF CONTENTS

THE ICON FUNDS.................................................................5

INVESTMENT OBJECTIVES, POLICIES AND RESTICTIONS................................6
         FUNDAMENTAL INVESTMENT RESTRICTIONS...................................7
         NON-FUNDAMENTAL INVESTMENT RESTICTIONS................................8

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS..........9
         PORTFOLIO TURNOVER....................................................9
         EQUITY SECURITIES....................................................10
         DEBT SECURITIES......................................................12
         REPURCHASE AGREEMENTS................................................14
         DERIVATIVES INSTRUMENTS..............................................14
         FOREIGN SECURITIES AND ADRS..........................................26
         SECURITIES THAT ARE NOT READILY MARKETABLE...........................30
         SECURITIES ISSUED ON A WHEN-ISSUED OR DELAYED BASIS..................32
         BORROWING............................................................32
         SECURITIES OF OTHER INVESTMENT COMPANIES.............................32
         SECURITIES LENDING...................................................33

TRUSTEES AND OFFICERS.........................................................33
         BOARD OF TRUSTEES....................................................33
         COMMITTEES...........................................................37
         BENEFICIAL OWNERSHIP OF SECURITIES...................................38
         TRUSTEE COMPENSATION.................................................38
         TRUST OFFICERS.......................................................39

CERTAIN POLICIES OF THE FUNDS.................................................41
         CODE OF ETHICS.......................................................41
         PROXY VOTING.........................................................41

INVESTMENT ADVISER, DISTRIBUTOR AND OTHER SERVICE PROVIDERS...................41
         INVESTMENT ADVISER...................................................41
         ADMINISTRATIVE SERVICES..............................................46
         DISTRIBUTOR..........................................................46
         CUSTODIAN............................................................47
         TRANSFER AGENT.......................................................48
         INDEPENDENT ACCOUNTANTS AND COUNSEL..................................48

PURCHASE AND REDEMPTION OF SHARES.............................................48

POLICY REGARDING MARKET TIMING ACTIVITIES.....................................50

PORTFOLIO TRANSACTIONS - BROKERAGE ALLOCATION.................................51

CAPITAL STOCK.................................................................55

PRICING OF SHARES.............................................................57

TAX STATUS....................................................................59

YIELD AND PERFORMANCE INFORMATION.............................................64

ADDITIONAL INFORMATION........................................................71
         TRUST SHARES.........................................................71
         REGISTRATION STATEMENT...............................................72

APPENDIX......................................................................73
         RATINGS OF CORPORATE BONDS...........................................73
         RATINGS OF PREFERRED STOCK...........................................75
         RATINGS OF COMMERCIAL PAPER..........................................76

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                                   ICON FUNDS
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ICON Funds (the "Trust") is registered with the Securities and Exchange Commission ("SEC") as an open-end investment management company, known as a mutual fund. The Trust was organized as a Massachusetts business trust on September 19, 1996.

The ICON Consumer Discretionary Fund, ICON Energy Fund, ICON Financial Fund, ICON Healthcare Fund, ICON Industrials Fund, ICON Information Technology Fund,
ICON Leisure and Consumer Staples Fund, ICON Materials Fund, and ICON Telecommunication & Utilities Fund are the "Sector Funds". The ICON Asia - Pacific Region Fund and the ICON Europe Fund are the "Region Funds". The Region Funds and the ICON International Equity Fund are the "International Funds". The Sector Funds, International Funds, and the ICON Short-Term Fixed Income Fund (each a "Fund" and collectively the "Funds") are series of the Trust.

The Sector Funds, Short-Term Fixed Income Fund, and Region Funds are non-diversified portfolios. This means that, with respect to at least 50% of a Fund's total assets, the Fund will not invest more than 5% of its total assets in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities), and will not purchase more than 10% of the outstanding voting securities of any single issuer. The ICON International Equity Fund is a diversified portfolio. This means that the limits described above apply to 75% of that Fund's total assets. A Fund may not change its status from a diversified portfolio to a non-diversified portfolio without approval by the holders of a majority of the outstanding voting securities of a Fund ("Majority"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Majority means the lesser of (i) 67% of the Fund's outstanding shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented either in person or by proxy, or (ii) more than 50% of the Fund's outstanding shares.

ICON  Advisers,   Inc.  ("ICON"  or  "Adviser")  (formerly  Meridian  Investment
Management Corporation) serves as each Fund's investment adviser.

ICON Distributors, Inc. ("Distributor" or "IDI") (formerly Meridian Clearing Corporation) is the Distributor of each Fund's shares.

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                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS
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The investment objective of each Fund is fundamental and may not be changed, as to a Fund, without approval by the holders of a Majority of such Fund's outstanding voting shares. The investment objective of each of the Funds is set forth below:


Fund                                         Investment Objective


ICON Consumer Discretionary Fund             Long-term capital appreciation
ICON Energy Fund                             Long-term capital appreciation
ICON Financial Fund                          Long-term capital appreciation
ICON Healthcare Fund                         Long-term capital appreciation
ICON Industrials Fund                        Long-term capital appreciation
ICON Information Technology Fund             Long-term capital appreciation
ICON Leisure and Consumer Staples Fund       Long-term capital appreciation
ICON Materials Fund                          Long-term capital appreciation

ICON Telecommunication & Utilities           Long-term capital appreciation

ICON Asia-Pacific Region Fund                Long-term capital appreciation
ICON Europe Fund                             Long-term capital appreciation
ICON International Equity Fund               Long-term capital appreciation
ICON Short-Term Fixed Income Fund            High current income consistent
                                             with the preservation of capital

The Sector Funds will not change their strategies of normally investing at least 80% of a Fund's net assets, plus any borrowings for investment purposes, in equity securities of companies in a particular sector without providing Sector Fund shareholders at least 60 days' advance notice. The Region Funds will not change their strategy of investing at least 80% of a Fund's net assets, plus any borrowings for investment purposes, in foreign equity securities of a particular region without providing Region Fund shareholders at least 60 days' advance notice. The ICON International Equity Fund will not change its strategy of investing at least 80% of its net assets, plus any borrowings for investment purposes, in foreign equity securities from countries outside of the United States without providing International Equity Fund shareholders at least 60 days' advance notice. The ICON Short-Term Fixed Income Fund will not change its strategy of investing at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. Treasury obligations, obligations issued or guaranteed by the agencies and instrumentalities of the U.S. government and repurchase agreements involving those obligations without providing Short-Term Fixed Income shareholders at least 60 days' advance notice.

In  addition,   each  Fund  has  adopted  certain  investment   restrictions  as
fundamental policies. These restrictions cannot be changed without approval by the holders of a Majority of the outstanding voting securities of a Fund.

FUNDAMENTAL INVESTMENT RESTRICTIONS

No Fund may:

1. Issue any senior security, except as permitted under the 1940 Act.

2. Borrow money, except to the extent permitted under the 1940 Act, which currently limits borrowing to no more than 33 1/3% of the value of the Fund's total assets.

3. Act as an underwriter of securities of other issuers, except to the extent that a Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended, in connection with disposing of portfolio securities or investments in other investment companies.

4. Purchase or sell real property (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities or companies which invest in real estate).

5. Engage in the purchase or sale of commodities or commodity contracts, except that the Funds may invest in financial and currency futures contracts and related options for bona fide hedging purposes and to provide exposure while attempting to reduce transaction costs.

6. Lend its assets, except that purchases of debt securities in furtherance of the Fund's investment objectives will not constitute lending of assets, and except that the Fund may lend portfolio securities with an aggregate market value of not more than one-third of the Fund's net assets.

7. Each Fund is a sector (or region) fund and concentrates its investments in certain industries or groups of industries included within the sector(s) in which the Fund invests.

As to the ICON International Equity Fund:

8. With respect to 75% of the Fund's total assets, the Fund may not purchase the securities of any issuer (other than the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the voting securities of that issuer.

9. The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

In applying the limitations on investments in an industry, the Funds use industry classifications based, where applicable, on information published by Standard & Poor's, FactSet, Bloomberg L.P. and Bridge Information Systems, and/or the prospectus of the issuing company. Selection of an appropriate industry classification resource will be made by ICON in the exercise of its reasonable discretion.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions are non-fundamental and may be changed by the Board of Trustees without a shareholder vote:

No Fund may:

1. Purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions, and except that a Fund may make margin deposits in connection with transactions in forward contracts, futures contracts (including those related to indices), options on future contracts or indices, and other financial instruments, and to the extent necessary to effect foreign currency transactions.

2. Sell securities short unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short; provided, however, that this restriction shall not prevent a Fund from entering into short positions in options, futures contracts, forward contracts, foreign currency, and other financial instruments.

3. Invest in companies for the purpose of exercising control of management.

4. Hypothecate, pledge, or mortgage any of its assets, except to secure loans as a temporary measure for extraordinary purposes and except as may be required to collateralize letters of credit to secure state surety bonds.

5. Invest more than 15% of its net assets in illiquid securities.

6. Invest in oil, gas or other mineral leases.

7. In connection with bona fide hedging activities, invest more than 5% of its assets as initial margin deposits or premiums for futures contracts and provided that said Fund may enter into futures contracts and option transactions only to the extent that obligations under such contracts or transactions represent not more than 100% of a Fund's assets.

8. Invest in shares issued by other investment companies except for cash management purposes and as permitted under applicable laws and regulations.

9. If characterized as a short-term fixed income fund, maintain a dollar weighted average maturity that exceeds three years.

As to the Funds other than the ICON International Equity Fund:

10. Each Fund may not invest more than 5% of the value of its total assets, with respect to 50% of the Fund, in securities of any one issuer, except such limitation shall not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

In addition, in order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the Funds intend to comply with certain diversification limits imposed by Subchapter M.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage, resulting from a change in values of portfolio securities or amount of net assets, will not be considered a violation of any of these fundamental or non-fundamental restrictions.

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                  ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS
                             AND RISK CONSIDERATIONS
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The prospectuses discuss the principal investment strategies and risks of the Funds. This section of the SAI explains certain of these strategies and their associated risks in more detail. This section also explains other strategies used in managing the Funds that may not be considered principal investment strategies and discusses the risks associated with these strategies.

PORTFOLIO TURNOVER

During the fiscal years ended September 30, 2003 and 2002, respectively, the portfolio turnover rate for each of the Funds was as follows:

Fund                                              2003                 2002

ICON Consumer Discretionary Fund               174.51%              128.06%
ICON Energy Fund                                42.53%               26.30%
ICON Financial Fund                            142.77%               69.58%
ICON Healthcare Fund                            85.52%              104.90%
ICON Industrials Fund                           90.49%               99.22%
ICON Information Technology Fund               155.39%              190.09%
ICON Leisure and Consumer Staples Fund         139.54%               90.43%

ICON Materials Fund                            130.01%               74.55%
ICON Telecommunication & Utilities             158.24%              137.81%
ICON Asia-Pacific Region Fund                   81.44%               14.43%
ICON Europe Fund                               101.37%               12.26%
ICON International Equity Fund                  98.91%               91.99%
ICON Short-Term Fixed Income Fund                   0%                   0%

The changes in portfolio turnover rates for the fiscal year ended 2003 as compared to 2002 was due in part to market conditions and rotations into and out of the various Funds by outside advisers and ICON pursuant to asset allocation programs.

A 100% portfolio turnover rate would occur if all of the securities in the portfolio were replaced during the period. Portfolio turnover rates for certain of the Funds may be higher than those of other mutual funds. Although each Fund purchases and holds securities with the goal of meeting its investment objectives, portfolio changes are made whenever ICON believes they are advisable, usually without reference to the length of time that a security has been held. Portfolio turnover rates may also increase as a result of the need for a Fund to effect purchases or redemptions of portfolio securities due to economic, market or other factors that are not within ICON's control.

Higher portfolio turnover rates increase the brokerage costs a Fund pays and may adversely affect its performance. If a Fund realizes capital gains when it sells portfolio investments, it generally must pay those gains out to shareholders, increasing their taxable distributions. This may adversely affect the after-tax performance of the Funds for shareholders with taxable accounts.

EQUITY SECURITIES

Except for the Short-Term Fixed Income Fund, each Fund may invest in equity securities including common stocks, preferred stocks and securities convertible into common stocks, such as rights, warrants and convertible debt securities. Equity securities may be issued by either established, well-capitalized companies or newly-formed, small-cap companies, and may trade on regional or national stock exchanges or in the over-the-counter market.

Preferred Stock

Owners of preferred stocks are entitled to dividends payable from the corporation's earnings, which in some cases may be "cumulative" if prior dividends on the preferred stock have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have a priority on the distribution of assets in the event of the corporation's liquidation. Preferred stocks may be "participating," which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The holders of a company's debt securities generally are entitled to be paid by the company before it pays anything to its stockholders.

Rights and Warrants

Rights and warrants are securities which entitle the holder to purchase the securities of a company (usually, its common stock) at a specified price during a specified time period. The value of a right or warrant is affected by many of the same factors that determine the prices of common stocks. Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer. A right is an instrument granting rights to existing shareholders of a corporation to subscribe to shares of a new issue of common stock at below the public offering price before the stock is offered to the public. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time. Rights and warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of rights and warrants do not necessarily move parallel to the prices of underlying securities. Rights and warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Right and warrant positions will not be used to increase the leverage of a Fund; consequently, right and warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

Convertible Securities

The Funds may purchase convertible securities including convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the owner of convertible securities usually receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

A convertible security has an "investment value" which is a theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. Investment value changes are based upon prevailing interest rates and other factors. It also has a "conversion value," which is the market value the convertible security would have if it were exchanged for the underlying equity security. Convertible securities may be purchased at varying price levels above or below their investment values or conversion values. Conversion value is a simple mathematical calculation that fluctuates directly with the price of the underlying security. However, if the conversion value is substantially below the investment value, the market value of the convertible security is governed principally by its investment value. If the conversion value is near or above the investment value, the market value of the convertible security generally will rise above the investment value. In such cases, the market value of the convertible security may be higher than its conversion value, due to the combination of the convertible security's right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may be eliminated.

The Funds (other than the ICON Short-Term Fixed Income Fund) may purchase convertible securities and preferred stocks rated in medium and lower categories by Moody's Investor Services, Inc. ("Moodys") or Standard & Poor's ("S&P") (Ba or less by Moody's and BB or less by S&P), but none rated lower than B. The Funds also may invest in unrated convertible securities and preferred stocks if ICON believes they are equivalent in quality to the rated securities that the Funds may buy. (Appendix A to this SAI provides a description of such security ratings.)

DEBT SECURITIES

All of the Funds (other than the ICON Short-Term Fixed Income Fund) may temporarily invest in debt securities. Each of these Funds will limit its investment in debt securities to corporate debt securities (including commercial paper) and U.S. government securities. The Funds will only invest in corporate debt securities rated A or higher by S&P or Moody's. The ICON Short-Term Fixed Income Fund invests in U.S. Government securities as part of its investment strategy (see discussion below).

Moody's and S&P ratings provide a useful guide to the credit risk of many debt securities. (Appendix A to this SAI provides a description of such debt security ratings.) The lower the rating of a debt security, the greater the credit risk the rating service assigns to the security. To compensate investors for accepting that greater risk, lower-rated debt securities tend to offer higher interest rates. Of course, relying in part on ratings assigned by credit agencies in making investments will not protect the Funds from the risk that the securities in which they invest will decline in value, since credit ratings represent evaluations of the safety of principal, dividend, and interest payments on preferred stocks and debt securities, and not the market values of such securities, and such ratings may not be changed on a timely basis to reflect subsequent events.

Debt securities include bonds, notes and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.

Debt securities are generally subject to credit risk and market risk. Credit risk is the risk that the issuer of the security may be unable to meet interest or principal payments or both as they come due. Market risk is the risk that the market value of the security may decline for a variety of reasons, including changes in interest rates. An increase in interest rates tends to reduce the market values of debt securities in which the Fund has invested. A decline in interest rates tends to increase the market values of debt securities in which the Fund has invested. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

Commercial Paper and Other Cash Equivalents

Commercial paper is the term for short-term promissory notes issued by domestic corporations to meet current working capital needs. Commercial paper may be unsecured by the corporation's assets but may be backed by a letter of credit from a bank or other financial institution. The letter of credit enhances the paper's creditworthiness. The issuer is directly responsible for payment but the bank "guarantees" that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer. ICON will consider the creditworthiness of the institution issuing the letter of credit, as well as the creditworthiness of the issuer of the commercial paper, when purchasing paper enhanced by a letter of credit. Commercial paper is sold either in an interest-bearing form or on a discounted basis, with maturities not exceeding 270 days.

A Fund may also acquire certificates of deposit and bankers' acceptances. A certificate of deposit is a short-term obligation of a bank. A banker's acceptance is a time draft drawn by a borrower on a bank, usually relating to an international commercial transaction.

Government Securities

U.S. government obligations include Treasury bills, notes and bonds; Government National Mortgage Association ("Ginnie Mae") pass-through securities; and issues of U.S. agencies, authorities, and instrumentalities. Obligations of other agencies and instrumentalities of the U.S. government include securities issued by the Federal Farm Credit Bank System ("FFCB"), the Federal Agricultural Mortgage Corporation ("Farmer Mac"), the Federal Home Loan Bank System ("FHLB"), the Financing Corporation ("FICO"), Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal National Mortgage Association ("Fannie Mae"), the Student Loan Marketing Association ("Sallie Mae"), the Tennessee Valley
Authority ("TVA") and the U.S. Small Business Administration ("SBA"). Some government obligations, such as Ginnie Mae pass-through certificates, are supported by the full faith and credit of the United States Treasury. Other obligations, such as securities of the FHLB, are supported by the right of the issuer to borrow from the United States Treasury; and others, such as bonds issued by Fannie Mae (a private corporation), are supported only by the credit of the agency, authority or instrumentality.

All of the Funds may also purchase U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS essentially are zero-coupon bonds that are direct obligations of the U.S. Treasury. These bonds do not make regular interest payments; rather, they are sold at a discount from face value, and principal and accrued interest are paid at maturity. STRIPS may experience greater fluctuations in market value due to changes in interest rates and other factors than debt securities that make regular interest payments. A Fund will accrue income on STRIPS for tax and accounting purposes which must be distributed to Fund shareholders even though no cash is received at the time of accrual. Therefore, the Fund may be required to liquidate other portfolio securities in order to meet the Fund's distribution obligations.

REPURCHASE AGREEMENTS

A repurchase agreement is a transaction under which a Fund acquires a security and simultaneously promises to sell that same security back to the seller at a higher price, usually within a seven-day period. The Funds may enter into repurchase agreements with banks or well-established securities dealers meeting criteria established by the Board. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the collateral securities acquired by a Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement, and are held as collateral by an authorized custodian bank until the repurchase agreement is completed. All repurchase agreements entered into by the Funds are marked to market daily. In the event of default by the seller under a repurchase agreement, the Fund may experience difficulties in exercising its rights to the underlying security and may incur costs in connection with the disposition of that security.

Repurchase agreements maturing in more than seven days are considered illiquid and will be subject to the Funds' limitation with respect to illiquid securities. For a further explanation, see "Investment Strategies and Risks - Securities That Are Not Readily Marketable." The Funds have not adopted any limits on the amount of total assets that may be invested in repurchase agreements that mature in less than seven days. Each of the Funds may invest of up to 15% of the market value of its net assets, measured at the time of purchase, in securities that are not readily marketable, including repurchase agreements maturing in more than seven days.

DERIVATIVE INSTRUMENTS

The Funds may use certain derivatives - instruments whose value is derived from an underlying security, index or other instrument.

Options on Securities

Each of the Funds (other than the ICON Short-Term Fixed Income Fund) may purchase and/or write (sell) call and put options on any security in which it may invest to hedge against changes in market conditions or to provide market exposure while attempting to reduce transaction costs. A Fund will not purchase any option if, immediately thereafter, the aggregate market value of all outstanding options purchased and written by the Fund would exceed 5% of the Fund's total assets. A Fund will not effect an option transaction, if immediately thereafter, the aggregate value of the Fund's securities subject to outstanding call options would exceed 100% of the value of the Fund's total assets.

An option gives its purchaser the right to buy or sell a security or securities index at a specified price within a limited period of time. For the right to buy or sell the underlying instrument (e.g., individual securities or securities indexes), the buyer pays a premium to the seller (the "writer" of the option). Options generally have standardized terms, including the exercise price and expiration time. The current market value of a traded option is the last sales price or, in the absence of a sale, the last offering price.

The options bought or sold by the Fund will primarily be listed on a securities exchange. Exchange-traded options in the United States are issued by the Options Clearing Corporation (the "OCC"), a clearing organization affiliated with the exchanges on which options are listed. The OCC, in effect, gives its guarantee to every exchange-traded option transaction.

Purchasing Put Options.  Each Fund (other than the ICON Short-Term  Fixed Income
Fund) may purchase put options on portfolio securities. A put option gives the buyer of the option, upon payment of a premium, the right to sell a security to the writer of the option on or before a fixed date at a predetermined price. A Fund will realize a gain from the exercise of a put option if, during the option period, the price of the security declines by an amount in excess of the premium paid. A Fund will realize a loss equal to all or a portion of the premium paid for the option if the price of the security increases or does not decrease by more than the premium.

By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed "strike" price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the "strike" price. A Fund also may terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

Purchasing Call Options.  Each Fund (other than the ICON Short-Term Fixed Income
Fund) may purchase call options on securities that each Fund intends to purchase to take advantage of anticipated positive movements in the prices of these securities. The Fund will realize a gain from the exercise of a call option if, during the option period, the price of the underlying security to be purchased increases by more than the amount of the premium paid. A Fund will realize a loss equal to all or a portion of the premium paid for the option if the price of the underlying security decreases or does not increase by more than the premium.

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's "strike" price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the underlying prices do not rise sufficiently to offset the cost of the option.

Writing (Selling) Options. A Fund receives a premium for each option it writes. The premium received will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period, supply and demand, and interest rates. When the market value of an option appreciates, the purchaser may realize a gain by exercising the option, or by selling the option on an exchange (provided that a liquid secondary market is available). If the underlying security or index does not reach a price level that would make exercise profitable, the option generally will expire without being exercised and the writer will realize a gain in the amount of the premium. If a call option on a security is exercised, the proceeds of the sale of the underlying security by the writer are increased by the amount of the premium and the writer realizes a gain or loss from the sale of the security.

When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option that a Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

So long as a secondary market remains available on an exchange, the writer of an option traded on that exchange ordinarily may terminate his obligation prior to the assignment of an exercise notice by entering into a closing purchase transaction. The cost of a closing purchase transaction, plus transaction costs, may be greater than the premium received upon writing the original option, in which event the writer will incur a loss on the transaction. However, because an increase in the market price of a call option on a security generally reflects an increase in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation in the value of the underlying security that the writer continues to own.

The obligation of an option writer is terminated upon the exercise of the option, the option's expiration or by effecting a closing purchase transaction.

Writing Put Options. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the "strike" price for the option's underlying instrument if the other party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the "strike" price while the option is outstanding, regardless of price changes, and must continue to segregate assets to cover its position. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security.

If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium. If the price of the underlying security rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, the writer also may profit, because it should be able to close out the option at a lower price. If the underlying prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Selling (or Writing) Covered Call Options. Each Fund (other than the ICON Short-Term Fixed Income Fund) may sell (or write) covered call options on portfolio securities. A call option gives the buyer of the option, upon payment of a premium, the right to call upon the writer (seller) to deliver a security on or before a fixed date at a predetermined price, referred to as the strike price. If the price of the underlying security should fall or remain below the strike price, the Fund will not be called upon to deliver the security, and the Fund will retain the premium received for the option as additional income, offsetting all or part of any decline in the value of the security. Any hedge provided by writing covered call options is limited to a price decline in the security of no more than the option premium received by the Fund for writing the option. If the security owned by the Fund appreciates above the option's strike price, the Fund will generally be called upon to deliver the security, which will prevent the Fund from receiving the benefit of any price appreciation above the strike price.

Writing a call option obligates a Fund to sell or deliver the option's underlying instrument, in return for the "strike" price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if the underlying prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the "strike" price, even if its current value is greater, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.

So long as a secondary market remains available on an exchange, the writer of an option traded on that exchange ordinarily may terminate his obligation prior to the assignment of an exercise notice by entering into a closing purchase transaction. The cost of a closing purchase transaction, plus transaction costs, may be greater than the premium received upon writing the original option, in which event the writer will incur a loss on the transaction. However, because an increase in the market price of a call option on a security generally reflects an increase in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation in the value of the underlying security that the writer continues to own.

The obligation of an option writer is terminated upon the exercise of the option, the option's expiration or by effecting a closing purchase transaction.

Combined Positions. A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one "strike" price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Other Information Related to Options Trading. There is no assurance a liquid secondary market will exist for any particular option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Reasons for the absence of a liquid secondary market may include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would normally continue to be exercisable or expire in accordance with their terms.

There can be no assurance that higher trading activity, order flow or other unforeseen events might not, at times, render certain of the facilities of the OCC or various exchanges inadequate. Such events have, in the past, resulted in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions with respect to one or more options.

The OCC sets option expiration dates and exercise prices, which depend on the range of prices in the underlying stock's recent trading history. Written options have predetermined exercise prices set below, equal to or above the current market price of the underlying stock. Each Fund's overall return will, in part, depend on the ability of the Adviser to accurately predict price fluctuations in underlying securities in addition to the effectiveness of the Adviser's strategy in terms of stock selection.

The size of the premiums each Fund receives for writing options may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option writing activities.

Each securities exchange on which options trade has established limitations governing the maximum number of puts and calls in each class (whether or not covered or secured) that may be written by a single investor, or group of investors, acting in concert (regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). It is possible that the Funds and other clients advised by the Adviser may constitute such a group. These position limits may restrict the number of options the Funds may write on a particular security. An exchange may order the liquidation of positions found to be above such limits or impose other sanctions.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Options on Securities Indexes

All of the Funds (other than the ICON Short-Term Fixed Income Fund) may purchase and write options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the stocks included in the index. Options on securities indexes are similar to options on securities. However, because options on securities indexes do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple (the "Multiple") of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. A Fund may purchase put options on stock indexes to protect its portfolio against declines in value. A Fund may purchase call options, or write put options, on stock indexes to establish a position in equities as a temporary substitute for purchasing individual stocks that then may be acquired over the option period in a manner designed to minimize adverse price movements. Purchasing put and call options on securities indexes also permits greater time for evaluation of investment alternatives. When ICON believes that the trend of stock prices may be downward, particularly for a short period of time, the purchase of put options on securities indexes may eliminate the need to sell less liquid securities and possibly repurchase them later. The purpose of these transactions is not to generate gain, but to "hedge" against possible loss. Therefore, successful hedging activity will not produce a net gain to a Fund. Any gain in the price of a call option a Fund has bought is likely to be offset by higher prices the Fund must pay in rising markets, as cash reserves are invested. In declining markets, any increase in the price of a put option a Fund has bought is likely to be offset by lower prices of stocks owned by the Fund.

When a Fund purchases a call on a securities index, the Fund pays a premium and has the right during the call period to require the seller of such a call, upon exercise of the call, to deliver to the Fund an amount of cash if the closing level of the securities index upon which the call is based is above the exercise price of the call. This amount of cash is equal to the difference between the closing price of the index and the lesser exercise price of the call, in each case multiplied by the Multiple. When a Fund purchases a put on a securities index, the Fund pays a premium and has the right during the put period to require the seller of such a put, upon exercise of the put, to deliver to the Fund an amount of cash if the closing level of the securities index upon which the put is based is below the exercise price of the put. This amount of cash is equal to the difference between the exercise price of the put and the lesser closing level of the securities index, in each case multiplied by the Multiple. Buying securities index options permits a Fund, if cash is deliverable to it during the option period, either to sell the option or to require delivery of the cash. If such cash is not so deliverable, and as a result the option is not exercised or sold, the option becomes worthless at its expiration date.

The value of a securities index option depends upon movements in the level of the securities index rather than the price of particular securities. Whether a Fund will realize a gain or a loss from its option activities depends upon movements in the level of securities prices generally or in an industry or market segment, rather than movements in the price of a particular security. Purchasing or writing call and put options on securities indexes involves the risk that ICON may be incorrect in its expectations as to the extent of the various securities market movements or the time within which the options are based. To compensate for this imperfect correlation, a Fund may enter into options transactions in a greater dollar amount than the securities being hedged if the historical volatility of the prices of the securities being hedged is different from the historical volatility of the securities index.

Over-the-Counter ("OTC") Options

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. OTC options are guaranteed by the issuer of the option. The risk of illiquidity is also greater with OTC options, since these options generally can be closed out only by negotiation with the other party to the option.

Futures Contracts

All of the Funds may purchase and sell futures contracts. U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant (an "FCM") or brokerage firm that is a member of the relevant contract market. Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

The acquisition or sale of a futures contract could occur, for example, if a Fund held or considered purchasing equity securities and sought to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, a Fund could sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Fund and thereby prevent the Fund's net asset value from declining as much as it otherwise would have. A Fund also could protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts would allow the Fund to maintain a defensive position without having to sell portfolio securities.

Similarly, when prices of equity securities are expected to increase, futures contracts could be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. If the fluctuations in the value of the equity index futures contracts used is similar to those of equity securities, a Fund could take advantage of the potential rise in the value of equity securities without buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could buy equity securities in the market.

The Funds also may purchase and sell interest rate futures contracts. Interest rate futures contracts currently are traded on a variety of fixed-income securities, including long-term U.S. Treasury bonds, Treasury notes, Ginnie Mae modified pass-through mortgage-backed securities, U.S. Treasury bills, bank certificates of deposit and commercial paper.

The purchase and sale of futures contracts entail risks. Although ICON believes that use of such contracts could benefit the Funds, if ICON's investment judgment were incorrect, a Fund's overall performance could be worse than if the Fund had not entered into futures contracts. For example, if a Fund hedged against the effects of a possible decrease in prices of securities held in the Fund's portfolio and prices increased instead, the Fund would lose part or all of the benefit of the increased value of these securities because of offsetting losses in the Fund's futures positions. In addition, if the Fund had insufficient cash, it might have to sell securities from its portfolio to meet margin requirements.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, the ability of investors to close out futures contracts through offsetting transactions could distort the normal price relationship between the cash and futures markets. Second, to the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced and prices in the futures markets distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures markets are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends still may not result in a successful use of futures.

The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Funds would not match exactly a Fund's current or potential investments. A Fund might buy or sell futures contracts based on underlying instruments with different characteristics from the securities in which it would typically invest, for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities which involves a risk that the futures position might not correlate precisely with the performance of the Fund's investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions could also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund could buy or sell futures contracts with a greater or lesser value than the securities it wished to hedge or was considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this might not be successful in all cases. If price changes in a Fund's futures positions were poorly correlated with its other investments, its futures positions could fail to produce desired gains or result in losses that would not be offset by the gains in the Fund's other investments.

To the extent that a Fund enters into futures contracts, and options on futures contracts traded on a CFTC-regulated exchange, in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike price, i.e., exercise, price of the call. A put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of that put.) This policy does not limit to 5% the percentage of a Fund's assets that are at risk in options or futures contracts.

Unlike the situation in which a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract or when a Fund writes an option on a futures contract. Instead, a purchaser of a futures contract is required to deposit an amount of cash or qualifying securities with the FCM. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, since losses on open contracts are required to be reflected in cash in the form of variation margin payments, a Fund may be required to make additional payments during the term of a contract to its broker. Such payments would be required, for example, when, during the term of an interest rate futures contract purchased or a put option on an interest rate futures contract sold by a Fund, there was a general increase in interest rates, thereby making the Fund's position less valuable. At any time prior to the expiration of a futures contract or written option on a futures contract, the Fund may elect to close its position by taking an opposite position that will operate to terminate the Fund's position in the futures contract or option.

Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three business days for most types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and options on futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it would be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract or an option on a futures contract were not liquid because of price fluctuation limits or otherwise, a Fund would not promptly be able to liquidate unfavorable futures or options positions and potentially could be required to continue to hold a futures or options position until the delivery date, regardless of changes in its value. As a result, a Fund's access to other assets held to cover its futures or options positions also could be impaired.

Options on Futures Contracts

All of the Funds may purchase and write put and call options on futures contracts. An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price on or before a stated expiration date. Upon exercise of the option by the holder, a contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. If an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing sale or purchase transaction, subject to the availability of a liquid secondary market, which is the sale or purchase of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

An option, whether based on a futures contract, or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearinghouse assigns exercise notices on a random basis to those of its members that have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers that have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, or over the time of such exercise.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. See "Options on Securities" above. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it could buy a call option (or write a put option) on a futures contract to hedge against a market advance.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund would be able to buy a put option (or write a call option) on a futures contract to hedge the Fund's portfolio against the risk of falling prices. The amount of risk a Fund would assume, if it bought an option on a futures contract, would be the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not fully be reflected in the value of the options bought.

Risk Factors of Investing in Futures and Options

The writing and purchasing of options and the use of futures is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options and futures depends in part on the ability of the Adviser to predict future price fluctuations. All such practices entail risks and can be highly volatile. Should interest rates or the prices of securities or financial indexes move in an unexpected manner, the Funds may not achieve the desired benefits of options and futures or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options negotiated on OTC instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to a Fund as the possible loss of the entire premium paid for an option bought by a Fund, the inability of a Fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option, and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that the Funds will be able to use those instruments effectively for the purposes set forth above.

Cover

Transactions using options and futures contracts ("Financial Instruments"), other than purchased options, expose a Fund to an obligation to another party. Each Fund will not enter into any such transaction unless it owns either (1) an offsetting ("covered") position in securities, or other options, futures contract, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover in accounts could impede portfolio management or the Fund's ability to meet redemption requests or other obligations.

Leveraging

Leveraging a Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Leveraging will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to shareholders will be reduced.

Correlation of Price Changes

There are a limited number of types of options and futures contracts. It is therefore likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests.

FOREIGN SECURITIES AND ADRs

Each International Fund primarily invests in foreign securities. The Sector Funds may invest up to 20% of their net assets in foreign securities not traded in the United States. The term "foreign securities" refers to securities of issuers, wherever organized, that, in ICON's judgment, have their principal business activities outside of the United States. The determination of whether an issuer's principal activities are outside of the United States and within a specific geographic region will be based on:

|X| the location of the issuer's assets, personnel, sales, and earnings, and specifically on whether more than 50% of the issuer's assets are located, or more than 50% of the issuer's gross income is earned, outside of the United States,
|X| where the issuer operates and is organized, and |X| whether the issuer's principal stock exchange listing is outside of the
     United States and in a specific geographic region. Foreign securities typically will be traded on the applicable country's principal stock exchange but may also be traded on regional exchanges or over-the-counter.

Investments in foreign countries involve certain risks that are not typically associated with U.S. investments. There may be less publicly available information about foreign companies comparable to reports and ratings published about U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Some foreign companies may exclude U.S. investors such as the Funds from participating in beneficial corporate actions, such as rights offerings. As a result, the Funds may not realize the same value from a foreign investment as a shareholder residing in that country. There also may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States.

Foreign stock markets may have substantially less trading volume than U.S. stock markets, and securities of some foreign companies may be less liquid and may be more volatile than securities of comparable U.S. companies. Brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, thus reducing the net return on such investments compared with U.S. investments. The operating expense ratio of a Fund that invests in foreign securities can be expected to be higher than that of a Fund which invests exclusively in domestic securities, since the expenses of the Fund, such as foreign custodial costs, are higher. In addition, the Fund incurs costs in converting assets from one currency to another.

In addition, the International Funds may invest in securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities issued by companies located there are expected to be more volatile, less liquid and more uncertain as to payments of dividends, interest and principal.

Foreign Currency Transactions

Investment in foreign companies will usually involve currencies of foreign countries, and because a Fund may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversion between various currencies. A change in the value of any foreign currency relative to the U.S. dollar, when the Fund holds that foreign currency or a security denominated in that foreign currency, will cause a corresponding change in the dollar value of the Fund assets denominated in that currency or traded in that country. Moreover, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political, economic or social instability or diplomatic developments that could affect U.S. investments in foreign countries.

A Fund may, as appropriate markets are developed, but is not required to, engage in currency transactions including cash market purchases at the spot rates, forward currency contracts, exchange listed currency futures, exchange listed and over-the-counter options on currencies, and currency swaps for two purposes. One purpose is to settle investment transactions. The other purpose is to try to minimize currency risks.

All currency transactions involve a cost. Although foreign exchange dealers generally do not charge a fee, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Commissions are paid on futures options and swaps transactions, and options require the payment of a premium to the seller.

A forward contract involves a privately negotiated obligation to purchase or sell at a price set at the time of the contract with delivery of the currency generally required at an established future date. A futures contract is a standardized contract for delivery of foreign currency traded on an organized exchange that is generally settled in cash. An option gives the right to enter into a contract. A swap is an agreement based on a nominal amount of money to exchange the differences between currencies.

A Fund may use spot rates or forward contracts to settle a security transaction or handle dividend and interest collection. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a spot rate or forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

A Fund may use forward or futures contracts, options, or swaps when the investment manager believes the currency of a particular foreign country may suffer a substantial decline against another currency. For example, it may enter into a currency transaction to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the securities transactions and the value of securities involved generally will not be possible. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term strategy is highly uncertain.

A Fund will not enter into a foreign forward contract for a term of more than one year or for purposes of speculation. Investors should be aware that hedging against a decline in the value of a currency in this manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of those securities decline. Furthermore, hedging transactions preclude the opportunity for gain if the value of the hedging currency should rise.
Foreign forward contracts may, from time to time, be considered illiquid, in which case they would be subject to a Fund's limitation on investing in illiquid securities.

A Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies in which a Fund has (or expects to have) portfolio exposure. A Fund may engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and simultaneously buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked securities.

A Fund will not enter into a currency transaction or maintain an exposure as a result of the transaction when it would obligate a Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. The Fund will designate cash or securities in an amount equal to the value of the Fund's total assets committed to consummating the transaction. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund's commitment.

On the settlement date of the currency transaction, a Fund may either sell portfolio securities and make delivery of the foreign currency or retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting position. It is impossible to forecast what the market value of portfolio securities will be on the settlement date of a currency transaction. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the securities are less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio securities if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The Fund will realize gains or losses on currency transactions.

A Fund may also buy put options and write covered call options on foreign currencies to try to minimize currency risks. The risk of buying an option is the loss of premium. The risk of selling (writing) an option is that the currency option will minimize the currency risk only up to the amount of the premium, and then only if rates move in the expected direction. If this does not occur, the option may be exercised and a Fund would be required to buy the underlying currency at the loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund may also be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements on exchange rates. All options written on foreign currencies will be covered; that is, the Fund will own securities denominated in the foreign currency, hold cash equal to its obligations or have contracts that offset the options.

The Fund may construct a synthetic foreign currency investment, sometimes called a structured note, by (a) purchasing a money market instrument which is a note denominated in one currency, generally U.S. dollars, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because the availability of a variety of highly liquid short-term U.S. dollar market instruments, or notes, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency.

ADRs

Except for the Short-Term Fixed Income Fund, each Fund may invest in American Depositary Receipts, or ADRs, which are securities issued by U.S. banks. ADRs are receipts for the shares of foreign corporations that are held by the bank issuing the receipt. An ADR entitles its holder to all dividends and other distributions of gains on the underlying foreign securities, less any fees paid to the bank. ADRs are bought and sold in U.S. dollars, not foreign currencies. An ADR that is "sponsored" means that the foreign corporation whose shares are represented by the ADR is actively involved in the issuance of the ADR and generally provides material information about the corporation to the U.S. market. An "unsponsored" ADR program means that the foreign corporation whose shares are held by the bank is not obligated to disclose material information in the United States, and, therefore, the market value of the ADR may not reflect important facts known only to the foreign company.

Since ADRs mirror their underlying foreign securities, they generally have the same risks as investing directly in the securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR.

SECURITIES THAT ARE NOT READILY MARKETABLE

As discussed in the prospectuses, the Funds may invest up to 15% of the value of their net assets, measured at the time of investment, in securities that are not readily marketable. A security which is not "readily marketable" is generally considered to be a security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which it is valued.

Subject to the foregoing 15% limitation, the Funds may invest in restricted securities. "Restricted" securities generally include securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are subject to legal or contractual restrictions upon resale. Restricted securities nevertheless may be "readily marketable" and can often be sold in privately negotiated transactions or in a registered public offering. There are an increasing number of securities being issued without registration under the

1933 Act for which a liquid secondary market exists among institutional investors such as the Funds. These securities are often called "Rule 144A" securities (see discussion below).

A Fund may not be able to dispose of a security that is not "readily marketable" at the time desired or at a reasonable price. In addition, in order to resell such a security, a Fund might have to bear the expense and incur the delays associated with effecting registration. In purchasing such securities, no Fund intends to engage in underwriting activities, except to the extent a Fund may be deemed to be a statutory underwriter under the 1933 Act in disposing of such securities.

The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Rule 144A Securities

In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Funds may invest in Rule 144A securities that may or may not be readily marketable. Rule 144A securities are readily marketable if institutional markets for the securities develop that provide both readily ascertainable values for the securities and the ability to liquidate the securities when liquidation is deemed necessary or advisable. However, an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by a Fund could affect adversely the marketability of the security. In such an instance, the Fund might be unable to dispose of the security promptly or at reasonable prices.

The ICON Funds Board of Trustees ("Board") has delegated to ICON the authority to determine whether a liquid market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such rule, and whether such securities are not subject to the Funds' limitations on investing in securities that are not readily marketable. Under guidelines established by the Trustees, ICON will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of additional potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfers). ICON is required to monitor the readily marketable nature of each Rule 144A security on a basis no less frequently than quarterly. The Board monitors the determinations of ICON's quarterly review.

WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES

Each Fund may purchase securities on a "when-issued" basis, that is, delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (often a month or more later). Each Fund also may purchase or sell securities on a delayed delivery basis. The payment obligation and interest rate that will be received on the delayed delivery securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase when-issued or delayed delivery securities with the intention of actually acquiring those securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price, and the Fund bears the risk of market value fluctuations. Each Fund maintains, in a segregated account, cash, U.S. Government securities, or other high-grade portfolio securities readily convertible into cash having an aggregate value at least equal to the amount of purchase commitments.

BORROWING

If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is repaid. Each Fund will attempt to minimize such fluctuations by not purchasing securities when borrowings are greater than 5% of the value of the Fund's total assets. Interest on borrowings will reduce a Fund's income. See "Investment Objectives, Policies and Restrictions" above for each Fund's limitation on borrowing.

SECURITIES OF OTHER INVESTMENT COMPANIES

Each Fund (other than the ICON Short-Term Fixed Income Fund) may acquire securities of other investment companies, subject to the limitations of the 1940 Act. Except as provided below, no Fund intends to purchase such securities during the coming year in excess of the following limitations: (a) no more than 3% of the voting securities of any one investment company may be owned in the aggregate by the Fund and all other ICON Funds, (b) no more than 5% of the value of the total assets of the Fund may be invested in any one investment company, and (c) no more than 10% of the value of the total assets of the Fund and all other ICON Funds may be invested in the securities of all such investment companies. Should a Fund purchase securities of other investment companies, shareholders may incur additional management, advisory, and distribution fees.

Securities of other investment companies that may be purchased by the Funds include exchange-traded funds ("ETFs"). An ETF is a type of index fund that trades like a common stock and represents a fixed portfolio of securities designed to track a particular market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market pending the purchase of individual securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although the potential lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have management fees which increase their costs. All Funds may invest in ETFs, with the same percentage limitations as investments in other registered investment companies.

SECURITIES LENDING

The Funds may lend their portfolio securities. The advantage of lending portfolio securities is that the Fund continues to have the benefits (and risks) of ownership of the loaned securities, while at the same time receiving interest from the borrower of the securities. The primary risk in lending portfolio securities is that a borrower may fail to return a portfolio security. A Fund will not lend securities with an aggregate market value of more than one-third of the Fund's net assets.

OTHER INVESTMENTS

Subject to prior disclosure to shareholders, the Board may, in the future, authorize the Funds to invest in securities other than those listed here and in the prospectuses, provided that such investment would be consistent with the respective Fund's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to a Fund.

--------------------------------------------------------------------------------
                              TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

BOARD OF TRUSTEES

The Board oversees all 18 ICON Funds, including the Funds described in this SAI. The primary responsibility of the Board is to oversee management of the Funds for the benefit of Fund shareholders. The Board's Trustees ("Trustees"), and their ages, addresses and principal occupations are set forth below. Trustees have no official term of office and generally serve until they resign, or are not reelected.


---------------------- --------------------- ---------------- ------------- ---------------------------- ---------------------
Name and Age           Positions Held with   Year Joined      Number of     Principal Occupation(s)      Other Directorships
                       Trust                 Board            Funds         During Past Five Years
                       Overseen
---------------------- --------------------- ---------------- ------------- ---------------------------- ---------------------
INDEPENDENT TRUSTEES
---------------------- --------------------- ---------------- ------------- ---------------------------- ---------------------
Glen F. Bergert        Trustee; Chairman     1999             All 18 ICON   President, Venture Capital   Director, Herre
Age: 53                of Audit Committee;                    Funds.        Management LLC (1997 to      Bros, Inc., a
                       Chairman of                                          present); General Partner,   contracting company
                       Valuation                                            SOGNO Partners LP, a         (1998 to present);
                       Committee;                                           venture capital company      Director, Delta
                       Nominating                                           (2001 to present); General   Dental of
                       Committee Member.                                    Partner, KPMG Peat           Pennsylvania, an
                                                                            Marwick, LLP (1979 to        insurance company
                                                                            1997).                       (1998 to 2002 and
                                                                                                         2003 to present);
                                                                                                         Director, DDP Inc.,
                                                                                                         an insurance
                                                                                                         company (1998 to
                                                                                                         2002 and 2003 to
                                                                                                         present); Director,
                                                                                                         Delta Reinsurance
                                                                                                         Corporation (2000
                                                                                                         to 2002 and 2003 to
                                                                                                         present); Director,
                                                                                                         Homeland Inc., a
                                                                                                         non-profit
                                                                                                         long-term care
                                                                                                         corporation (2002
                                                                                                         to present).

---------------------- --------------------- ---------------- ------------- ---------------------------- ---------------------
John C. Pomeroy, Jr.   Trustee; Valuation    2002             All 18 ICON   Chief Investment Officer     N/A
Age 56.                Committee Member;                      Funds.        and Director of
                       Investment                                           Investments, Pennsylvania
                       Practices Committee                                  State University (2001 to
                       Member; Nominating                                   present); Portfolio
                       Committee Member.                                    Manager and Product
                                                                            Manager, Trinity
                                                                            Investment Management
                                                                            Corporation (1989 to 2001).

                                       34

---------------------- --------------------- ---------------- ------------- ---------------------------- ---------------------
Name and Age           Positions Held with   Year Joined      Number of     Principal Occupation(s)      Other Directorships
                       Trust                 Board            Funds         During Past Five Years
                       Overseen
---------------------- --------------------- ---------------- ------------- ---------------------------- ---------------------
Gregory Kellam Scott   Trustee; Investment   2002             All 18 ICON   Senior Vice President -      Member - National
Age:  54.              Practices Committee                    Funds.        Law, General Counsel and     Board of Directors,
                       Member; Nominating                                   Secretary, GenCorp, Inc.,    Constituency for
                       Committee Member.                                    a multinational technology   Africa (1997 to
                                                                            based manufacturing          present).
                                                                            company (2002 to
                                                                            present);  Vice President
                                                                            and General Counsel,
                                                                            Kaiser-Hill Company LLC, a
                                                                            nuclear clean-up and
                                                                            environmental remediation
                                                                            company (2000 to 2002);
                                                                            Justice, Colorado Supreme
                                                                            Court (1993 to 2000).

---------------------- --------------------- ---------------- ------------- ---------------------------- ---------------------
R. Michael Sentel      Trustee; Audit        1996             All 18 ICON   Senior Attorney for U.S.     N/A
Age: 55                Committee Member;                      Funds.        Department of Education
                       Valuation Committee                                  (1996 to present); owner,
                       Member; Nominating                                   Sentel & Company, a law
                       Committee Member.                                    firm (1994 to present).

                                       35

---------------------- --------------------- ---------------- ------------- ---------------------------- ---------------------
Name and Age           Positions Held with   Year Joined      Number of     Principal Occupation(s)      Other Directorships
                       Trust                 Board            Funds         During Past Five Years
                       Overseen
---------------------- --------------------- ---------------- ------------- ---------------------------- ---------------------
Jonathan F. Zeschin    Trustee; Audit        2002             All 18 ICON   President and Founder,       Director, Wasatch
Age 50.                Committee Member;                      Funds.        Essential Advisers, Inc.,    Funds (2002 to
                       Nominating                                           a wealth management and      present); Director,
                       Committee Member.                                    investment advisory firm     Young Americans
                                                                            (2000 to present);           Education
                                                                            Managing Partner, JZ         Foundation and
                                                                            Partners LLC, a business     Young Americans
                                                                            consulting firm for          Bank (1998 to
                                                                            investment management        present).
                                                                            companies (1998 to 2002);
                                                                            President, Founders Asset
                                                                            Management LLC, an
                                                                            investment management
                                                                            company (1995 to 1998);
                                                                            Executive Vice President,
                                                                            INVESCO Funds Group, an
                                                                            investment advisory
                                                                            company (1992 to 1995).
---------------------- --------------------- ---------------- ------------- ---------------------------- ---------------------
INTERESTED TRUSTEE
---------------------- --------------------- ---------------- ------------- ---------------------------- ---------------------
Craig T. Callahan*     Chairman of the       1996             All 18 ICON   President (1998 to           N/A
Age: 52                Board and Trustee;                     Funds.        present) and Chief
                       Chairman,                                            Investment Officer and
                       Investment                                           Director (1991 to present)
                       Practices Committee.                                 of ICON Advisers, Inc.;
                                                                            President (1998 to
                                                                            present), Director (1991
                                                                            to present)and Vice
                                                                            President (1991 to 1998)
                                                                            of ICON Distributors, Inc.;
                                                                            President (1998 to present),
                                                                            Chief Investment Officer
                                                                            and Director (1994 to present)
                                                                            and Secretary/Treasurer
                                                                            (1994 to 1998) of ICON
                                                                            Management & Research
                                                                            Corporation.
---------------------- --------------------- ---------------- ------------- ---------------------------- ---------------------

*Dr. Callahan is considered to be an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of ICON Funds on the basis of his ownership of the parent company of the Adviser, and on the basis of his employment with the Funds' Adviser and Distributor.

COMMITTEES

The committees of the Board are the Audit Committee, Valuation Committee, Investment Practices Committee and Nominating Committee.

Audit Committee. The Audit Committee is responsible for overseeing the Trusts' accounting and financial reporting policies and practices, reviews the scope and adequacy of internal controls, reviews the accounting principles being applied by the Trust in financial reporting, reviews the responsibilities and fees of the Trust's independent auditors; and acts as a liaison between the Trust's independent accountants and the full Board. The Audit Committee is composed entirely of non-interested Trustees as defined by Section 2(a)(19) of the 1940 Act ("Independent Trustees"). During the fiscal year ended September 30, 2003, the Audit Committee met three times.

Valuation Committee. The Valuation Committee is responsible for determining the methods used to value Fund securities for which market quotations are not readily available, subject to the approval of the full Board. The Valuation Committee is composed entirely of Independent Trustees and Adviser representatives. While the Valuation Committee did not hold an in-person meeting during the fiscal year ended September 30, 2003, its members acted on various valuation matters via telephone.

Investment Practices Committee. The Investment Practices Committee monitors compliance with several Fund policies, including those governing brokerage, trade allocations, proxy voting, cross trades and the Trust's' Code of Ethics. During the fiscal year ended September 30, 2003, the Investment Practices Committee met twice.

Nominating Committee. The Nominating Committee is responsible for the nomination of candidates for election to the Board. The Nominating Committee is composed of all of the Independent Trustees. For at least as long as the plan of distribution pursuant to Rule 12b-1 under the 1940 Act of the ICON Core Equity Fund ("12b-1 Plan") remains in effect, the selection and nomination of the Independent Trustees will be a matter left to the discretion of such Independent Trustees. ICON may, however, suggest independent trustee candidates if the Independent Trustees invite such suggestions. ICON may also provide administrative assistance in the selection and nomination process. If a vacancy on the Board does occur, the Nominating Committee would consider nominees recommended by Fund shareholders. Shareholders desiring to recommend a nominee should send a written recommendation, together with the nominee's resume, to:
ICON Funds, 5299 DTC Blvd. Suite 1200, Greenwood Village, Colorado 80111. During the fiscal year ended September 30, 2003, the Nominating Committee did not meet.

BENEFICAL OWNERSHIP OF SECURITIES

The following table gives the dollar range of shares of each Fund, as well as the aggregate dollar range of all ICON Funds, owned by each Trustee as of December 31, 2003.

---------------------------------------- -------------------------------------- --------------------------------------
                                                                                Aggregate Dollar Range of Equity
                                                                                Securities in all Registered
                                                                                Investment Companies Overseen by
                                                                                Trustee in Family of Investment
                                         Dollar Range of Equity Securities in   Companies
Name of Trustee                          the Funds
---------------------------------------- -------------------------------------- --------------------------------------
INDEPENDENT TRUSTEES
---------------------------------------- -------------------------------------- --------------------------------------
Glen F. Bergert                          $10,000-$50,000                        $10,000-$50,000
---------------------------------------- -------------------------------------- --------------------------------------
John C. Pomeroy, Jr.                     $1-$10,000                             $1-$10,000
---------------------------------------- -------------------------------------- --------------------------------------
Gregory Kellam Scott                     none                                   none
---------------------------------------- -------------------------------------- --------------------------------------
R. Michael Sentel                        $10,000-$50,000                        $10,000-$50,000
---------------------------------------- -------------------------------------- --------------------------------------
Jonathan F. Zeschin                      none                                   none
---------------------------------------- -------------------------------------- --------------------------------------
INTERESTED TRUSTEE
---------------------------------------- -------------------------------------- --------------------------------------
Craig T. Callahan                        Over $100,000                          Over $100,000
---------------------------------------- -------------------------------------- --------------------------------------

None of the Trustees, other than Dr. Callahan, owned securities of ICON, ICON Distributors, Inc. or their affiliates as of December 31, 2003. As of December 31, 2003, the Trustees and officers of the Trust, as a group, beneficially or of record owned less than 1% of the outstanding shares of any Fund.

TRUSTEE COMPENSATION

Each Independent Trustee receives a retainer and a per meeting fee. ICON Funds currently pays each Independent Trustee a $12,000 per year retainer, a full Board meeting fee of $2,000 per meeting, a Committee meeting fee of $500 per meeting, a fee for special meetings determined on an ad hoc basis, plus travel and other out-of-pocket expenses incurred by the Trustees in attending Board meetings. Annual Board fees may be reviewed periodically and changed by the Board. Prior to October 1, 2003, each Independent Trustee received a per meeting free of $3,000 plus travel and other out-of-pocket expenses. Dr. Callahan, as an "interested person" of the Trust, receives no salary or fees from the Funds. The Trust has no plan or other arrangement pursuant to which any of the Trustees receive pension or retirement benefits. Therefore, none of the Trustees has estimated annual benefits to be paid by the Trust upon retirement.

The table below includes certain information relating to the compensation of ICON Funds' Trustees for the fiscal year ended September 30, 2003.

----------------------------------------------------------------------------------------------------------
                                           Compensation Table
----------------------------------------------------------------------------------------------------------
                                                       Aggregate Compensation From ICON Funds*
        Name of Person and Position                                (18 Funds Total)
-------------------------------------------- -------------------------------------------------------------
        Craig T. Callahan, Chairman                                       $0
-------------------------------------------- -------------------------------------------------------------
              Glen F. Bergert                                          $12,000
-------------------------------------------- -------------------------------------------------------------
           John C. Pomeroy, Jr.                                        $12,000
-------------------------------------------- -------------------------------------------------------------
           Gregory Kellam Scott                                        $12,000
-------------------------------------------- -------------------------------------------------------------
            R. Michael Sentel                                          $12,000
-------------------------------------------- -------------------------------------------------------------
           Jonathan F. Zeschin                                         $12,000
-------------------------------------------- -------------------------------------------------------------
                   TOTAL                                               $60,000
-------------------------------------------- -------------------------------------------------------------


* The Trustees are also Trustees of the five other ICON Funds (ICON Bond Fund, ICON Core Equity Fund, ICON Covered Call Fund, ICON Equity Income Fund and ICON Long/Short Fund) which are registered with the SEC under a separate registration statement.

TRUST OFFICERS

The Board elects the Officers of the Trust to supervise actively its day-to-day operations. The Officers of the Trust, all of whom are officers and employees of the Adviser, are responsible for the day-to-day administration of the Trust and the Funds. The Officers of the Trust receive no direct compensation from the Trust or the Funds for their services as Officers.

The Officers of the Trust, their ages, positions with the Trust, length of time served, and their principal occupations for the last five years appear below. Trust Officers are elected annually by the Board and continue to hold office until they resign or are removed, or until their successors are elected.

---------------------------------------- -------------------------------------- --------------------------------------
Name  and Age                            Position Held with Fund and Length     Principal Occupation During
                                         of Time Served                         Past Five Years
---------------------------------------- -------------------------------------- --------------------------------------
Craig T. Callahan                        President of the Trust since its       President (1998 to present) and
Age:  52                                 inception in 1996.                     Chief Investment Officer and
                                                                                Director (1991 to present)
                                                                                of ICON Advisers, Inc.; President
                                                                                (1998 to present), Director (1991
                                                                                to present) and Vice President
                                                                                (1991 to 1998) of ICON Distributors,
                                                                                Inc.; President (1998 to present),
                                                                                Chief Investment Officer and
                                                                                Director (1994 to present)
                                                                                and Secretary/Treasurer (1994
                                                                                to 1998) of ICON Management &
                                                                                Research Corporation.

---------------------------------------- -------------------------------------- --------------------------------------
Erik L. Jonson                           Vice President and Chief Financial     Chief Financial Officer (1996 to
Age:  54                                 Officer of the Trust since its         present) and Vice President (1998 to
                                         inception in 1996.                     present) of ICON Advisers, Inc.;
                                                                                Director, Chief Financial Officer
                                                                                and Secretary (1996 to present) of
                                                                                ICON Management & Research
                                                                                Corporation; Vice President and
                                                                                Treasurer (March 2002 to present),
                                                                                Secretary/Treasurer, (1998 to 2002)
                                                                                of ICON Distributors, Inc.
---------------------------------------- -------------------------------------- --------------------------------------
Andra C. Ozols                           Vice President and Secretary of the    Vice President, General Counsel and
Age:  42                                 Trust since March 2002.  Vice          Secretary (March 2002 to present and
                                         President and Secretary of the Trust   January 1998 to October 1998) of
                                         in 1998.                               ICON Advisers, Inc.; Director of
                                                                                ICON Management & Research Corporation
                                                                                (2003 to present); Vice President,
                                                                                General Counsel and Secretary
                                                                                (March 2002 to present) of ICON
                                                                                Distributors, Inc.; Vice President
                                                                                (1999 to 2002) and  Assistant General
                                                                                Counsel (October 1998 to February
                                                                                2002), Founders Asset Management
                                                                                LLC; Branch Chief (1993 to 1995)
                                                                                and Enforcement Attorney (1990
                                                                                to 1995 and 1996 to 1998) U.S.
                                                                                Securities and Exchange Commission.
---------------------------------------- -------------------------------------- --------------------------------------

The Trustees and Officers may be contacted at the Trust's address: 5299 DTC Blvd. Suite 1200, Greenwood Village, Colorado 80111.

--------------------------------------------------------------------------------
                          CERTAIN POLICIES OF THE FUNDS
--------------------------------------------------------------------------------

CODE OF ETHICS

The Trust, the Adviser, and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940 (the "Code"). The Code permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Funds. The Code requires all covered persons to conduct their personal securities transactions in a manner which does not operate adversely to the interests of the Funds or the Adviser's other clients. The Code requires pre-clearance of personal securities transactions and imposes restrictions and reporting requirements upon such transactions.

PROXY VOTING

A copy of the Trust's Proxy Voting Policy Statement and Guidelines relating to the Funds' portfolio securities is attached as Appendix B and includes the process used by the Trust when a vote presents a conflict between the interests of Fund shareholders and those of the Funds' investment adviser and its affiliates. The Trust's Proxy Voting Procedures are attached as Appendix C. Information regarding how the Funds voted proxies related to portfolio securities will be available free of charge no later than August 31, 2004 by calling 1-800-764-0442 or by visiting www.iconfunds.com.

--------------------------------------------------------------------------------
         THE INVESTMENT ADVISER, DISTRIBUTOR AND OTHER SERVICE PROVIDERS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

The Trust retains ICON Advisers, Inc. (formerly Meridian Investment Management Corporation), 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111 to manage each Fund's investments. ICON is a wholly owned subsidiary of ICON Management & Research Corporation ("IM&R") (formerly Meridian Management & Research Corporation). Dr. Callahan owns the majority of IM&R's shares with ICON's Executive Committee owning a minority interest. Dr. Callahan may be deemed to control ICON due to his ownership of IM&R shares and his position as an officer and director of ICON.

As shown in the table above, Mr. Jonson and Ms. Ozols hold positions with ICON, its affiliates, and/or the Funds, and each have a minority interest in IM&R.

As compensation for its management services, the Funds are obligated to pay ICON a management fee computed and accrued daily and paid monthly at an annual rate as follows:

              Fund                               Annual Management Fee


ICON Consumer Discretionary Fund                        1.00%
ICON Energy Fund                                        1.00%
ICON Financial Fund                                     1.00%
ICON Healthcare Fund                                    1.00%
ICON Industrials Fund                                   1.00%
ICON Information Technology Fund                        1.00%
ICON Leisure and Consumer Staples Fund                  1.00%
ICON Materials Fund                                     1.00%

ICON Telecommunications & Utilities                     1.00%

ICON Asia-Pacific Region Fund                           1.00%
ICON Europe Fund                                        1.00%
ICON International Equity Fund                          1.00%
ICON Short-Term Fixed Income Fund                       0.65%

The investment advisory fees for the ICON International Equity Fund are calculated based on the Fund's net assets as a whole and are then allocated among the Fund's respective classes based on each class's relative net assets.

The Funds pay all of their expenses not assumed by ICON, including fees and expenses of all members of the Board, compensation of the Trust's custodian, transfer agents and other agents; an allocated portion of premiums for insurance required or permitted to be maintained under the 1940 Act; expenses of computing the Funds' daily per share net asset value; legal and accounting expenses; brokerage commissions and other transaction costs; interest; all federal, state and local taxes; fees payable under federal and state law to register or qualify the Funds' shares for sale; an allocated portion of fees and expenses incurred in connection with membership in investment company organizations and trade associations; preparation of prospectuses and printing and distribution to existing shareholders; expenses of shareholder and directors meetings and of preparing, printing and distributing reports to shareholders. The Trust also has the obligation for expenses, if any, incurred by it in connection with litigation, proceedings or claims, and the legal obligation it may have to indemnify its Officers and Trustees.

Expense Limitation Agreement. ICON has contractually entered into an Expense Limitation Agreement with the ICON Short-Term Fixed Income Fund, pursuant to which it has agreed to waive or limit the Fund's fees. In connection with this agreement and certain U.S. tax requirements, ICON will assume other expenses so that total annual ordinary operating expenses of the Fund (which excludes interest, taxes, brokerage commissions, extraordinary expenses such as litigation, and other expenses not incurred in the ordinary course of the Fund's business) will not exceed 0.75%.

The ICON Short-Term Fixed Income Fund will at a later date reimburse ICON for management fees waived and other expenses assumed by ICON during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the existing expense limitations. ICON will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreement. The expense limitations will continue until September 30, 2005. Thereafter, the Expense Limitation Agreement will automatically renew for one-year terms unless ICON provides written notice of termination of the Agreement to the Board at least 30 days prior to the end of the then-current term. In addition, the Expense Limitation Agreement will terminate upon the termination of the Investment Advisory Agreement, or it may be terminated by a Fund, without payment of any penalty, upon 90 days' prior written notice to ICON.

Management Fees. For the September 30 fiscal years end for 2003, 2002 and 2001, the management fees paid by each Fund were as follows:


             Fund                                                                      Management Fee

                                                               2003                   2002                2001

ICON Consumer Discretionary Fund                            $1,187,927            $1,842,592           $780,581
ICON Energy Fund                                              $748,361              $714,775           $492,200
ICON Financial Fund                                         $1,310,268              $609,333           $595,403
ICON Healthcare Fund                                        $1,200,639              $404,606           $359,886
ICON Industrials Fund                                         $703,766            $1,073,841           $557,548
ICON Information Technology Fund                            $1,902,446            $1,901,007           $996,991
ICON Leisure and Consumer Staples Fund                        $809,237              $862,569           $409,960
ICON Materials Fund                                           $405,496              $459,334           $245,084

ICON Telecommunication & Utilities Fund                       $532,023              $202,022           $135,297

ICON Asia-Pacific Region Fund                                  $66,809              $121,602           $187,744
ICON Europe Fund (formerly ICON South Europe Region            $67,723               $57,034            $78,990
Fund)
ICON International Equity Fund (formerly ICON North            $85,690              $133,584           $182,486
Europe Region Fund)
ICON Short-Term Fixed Income Fund                              $47,087^              $42,153^           $40,100

^ Net of fee waiver of $232 in 2003 and $5,151 in 2002.

Investment Advisory Agreement

The Advisory Agreement between ICON and the Trust on behalf of each of the Funds was approved by the shareholders of each Fund at a shareholders' meeting of the Trust held on October 9, 1996. The Board voted (including a majority of the Independent Trustees) and shareholder approval was given for the Advisory Agreement through October 1998. The Advisory Agreement has been renewed by the

Board, (including a majority of the Independent Trustees), through September 2004. The Advisory Agreement provides that it may be continued from year to year thereafter either by a vote of a majority of the Board or by a vote of a majority of the outstanding voting securities of each Fund, and in either case, after review, by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

In determining to renew the advisory agreement on August 12, 2003, the Board considered:

1. The nature, quality, and extent of services furnished by ICON to each Fund, including:

     A. That the breadth and the quality of investment advisory and other services being provided to the Funds are satisfactory, as evidenced in part by the performance records of the Funds;

     B. That ICON has made significant expenditures in the past year and in prior years to ensure that it has the sophisticated systems and the highly trained personnel necessary for it to be able to continue to provide quality service to the Funds' shareholders, including the dedication of substantial resources to ICON's investment and trading departments; and

     C. That the Board is satisfied with the research, portfolio management, and trading services being provided by ICON to the Funds, and is charging fair, reasonable, and competitive fees.

2. The risks assumed by ICON in providing investment advisory services to the Funds including the capital commitments which have been made in the past and which continue to be made by ICON to ensure the continuation of the highest quality of service to the Funds is made with the recognition that the Funds' advisory relationship with ICON can be terminated at any time and must be renewed on an annual basis.

3.   The fairness of fee arrangements, including:

     A. That upon review of the advisory fee structures of the Funds in comparison with other comparison fund groups, the levels of investment advisory fees paid by the Funds;

     B. That the expense ratios of the Funds are competitive and in many instances lower than those of competing Fund complexes; and

     C. That the advisory and other fees payable by the Funds to ICON are essentially fees which would be similar to those which would have resulted solely from "arm's-length" bargaining.

4.   Profitability to ICON.

5.   The benefits to ICON from serving as the Funds' adviser, including:

     A. That ICON benefits from serving directly or through affiliates as the principal underwriter and administrative agent for the Funds; the services provided by ICON and its affiliates to the Funds are satisfactory, and whether the profits derived from providing the services are competitive and reasonable; and

     B. That ICON receives research assistance from the use of soft dollars generated from Fund portfolio transactions; the Trustees noted that such research assists ICON in providing quality investment advisory services to the Funds and other accounts to which it provides advisory services.

Based on these considerations, among others, the Board, including all of the Independent Trustees, concluded that the continuation of the advisory agreement was in the best interests of each Fund and its shareholders, the services to be performed under the agreement were services required for the operation of the Funds, ICON had provided satisfactory advisory services to the Funds in the past, and the fees for the advisory services which ICON would perform would be within the range of what would have been negotiated at arm's length in light of the circumstances.

ICON retains the right to use the name "ICON" in connection with another investment company or business enterprise with which ICON is or may become associated. The Trust's right to use the name "ICON" automatically ceases ninety days after termination of the Advisory Agreement and may be withdrawn by ICON on ninety days written notice.

ICON and its predecessor company have been providing investment management services since 1986. In addition to serving as adviser to the Funds, ICON serves as investment adviser to various private accounts. ICON's officers include Craig
T. Callahan, President and Chief Investment Officer; Erik L. Jonson, Vice President, Chief Financial Officer and Treasurer; Andra C. Ozols, Vice President, General Counsel and Secretary; Stephen C. Holmes, Vice President and Chief Sales and Marketing Officer; and Dennis L. Engel, Vice President and Chief Operating Officer. The affiliations of Messrs. Callahan and Jonson and Ms. Ozols with the Trust are shown under the "Trustees and Officers" section of this SAI.

ICON, at its own expense, may enter into agreements and make payments to banks and other financial institutions that provide shareholder services to Fund shareholders and administer shareholder accounts.

ADMINISTRATIVE SERVICES

Under a separate written agreement, ICON (as "Administrator") provides day-to-day administrative services to the Trust including monitoring portfolio compliance, determining compliance with provisions of the Internal Revenue Code, and preparing the Funds' financial statements. ICON receives a fee from the Trust for these services that is calculated at an average annual rate of 0.05% on the first $1.5 billion of assets, and 0.045% on assets above $1.5 billion. Prior to September 1, 2003, ICON received a fee of 0.05% on the Trust's first $500 million of average daily net assets and 0.04% on average daily net assets in excess of $500 million. ICON also provides the Trust with office space, facilities and business equipment, and generally administers the Trust's business affairs and provides the services of executive and clerical personnel for administering the affairs of the Trust. ICON compensates all personnel, Officers and Trustees of the Trust if such persons are employees of the Administrator or its affiliates.

Below is a table which shows the administration fees paid by the Trust for the last three fiscal years.

                 Fiscal Year Ended            Administrative Fees
                      9/30/03                      $479,800
                      9/30/02                      $405,132
                      9/30/01                      $266,982

During fiscal year 2003, ICON entered into a sub-administration agreement with US Bancorp Mutual Fund Services to pay a sub-administration fee of $70,000 base and 0.01% on Fund assets over $1 billion for certain sub-administration services. For the fiscal year ended September 30, 2003, ICON paid US Bancorp sub-administration fees of $65,160.

DISTRIBUTOR

ICON Distributors, Inc. (formerly Meridian Clearing Corporation), 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111, an affiliate of the Adviser, serves as the Funds' distributor on a best efforts basis. Shares of the Funds are offered on a continuous basis.

Shares of all Funds, other than the International Equity Fund, are no-load and do not charge a Rule 12b-1 fee. The Trust has adopted a plan of distribution pursuant to Rule 12b-1 of the 1940 Act (the "12b-1 Plan") for two of the classes of the International Equity Funds - Class C and ClassI. Pursuant to the 12b-1 Plan, the International Equity Fund pays for distribution and related services at an annual rate that may not exceed 1.00% of the average daily net assets of Class C shares of the Fund and 0.25% of the average daily net assets of Class I shares of the Fund. The Class Z shares do not charge a 12b-1 fee and are only offered to institutional investors. The 12b-1 fees may be used to pay directly, or to reimburse IDI for paying, expenses in connection with the distribution of the International Equity Fund's shares and related activities including:

providing payments to any financial intermediary for shareholder support, administrative, and accounting services; compensation of sales personnel, brokers, financial planners or others for their assistance with respect to the distribution of the Fund's shares; preparation, printing and mailing of prospectuses, reports to shareholders and prospective investors (such as semiannual and annual reports, performance reports and newsletters), sales literature and other promotional materials to prospective investors; direct mail solicitations; advertising; public relations; and such other expenses as may be approved from time to time by the Board and as may be permitted by applicable statute, rule or regulation. The 12b-1 Plan adopted by the Trust compensates the Distributor regardless of expenses incurred by IDI.

The Board reviews expenditures made by the Distributor related to distribution of the ICON International Equity Fund's Class C and Class I shares on a quarterly basis.

Class C and Class I shares of the ICON International Equity Fund became subject to the 12b-1 Plan effective January 29, 2004; accordingly, the Distributor was not compensated in conjunction with the sale and distribution of that Fund during the fiscal year ended September 30, 2003.

The benefits that the Board believes are reasonably likely to flow to the ICON International Equity Fund and its shareholders under the 12b-1 Plan include, but are not limited to: (1) enhanced marketing effort which, if successful, may result in an increase in net assets through the sale of additional shares; (2) increased name recognition for the Funds within the mutual fund industry, which may help instill and maintain investor confidence; (3) positive cash flow into the Funds; and (4) increased Fund assets which may result in reducing each shareholder's share of certain expenses through economies of scale such as allocating fixed expenses over a larger asset base.

Payments made by a particular Fund class under the 12b-1 Plan may not be used to finance the distribution of the other share classes. In the event an expenditure may benefit all Fund classes, it is allocated among the Fund classes on an equitable basis.

The 12b-1 Plan is subject to annual approval by the Board, by such vote cast in person at a meeting called for the purpose of voting on the 12b-1 Plan. The 12b-1 Plan for the ICON International Equity Fund was approved by the Board, including all the independent Trustees, on November 14, 2003 for a one-year period ending November 30, 2004. As to each class of the Fund's shares, the 12b-1 Plan may be terminated at any time by a vote of a majority of the Independent Trustees of the Board and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements entered into in connection with the 12b-1 Plan or by vote of the holders of a majority of such class of shares.

CUSTODIAN

U.S. Bank, N.A. (formerly Firstar Trust Co.), 425 Walnut Street, Cincinnati, Ohio 45202, is Custodian of the Funds' investments. The Custodian acts as the Funds' depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Funds' request and maintains records in connection with its duties.

TRANSFER AGENT

U.S. Bancorp Mutual Fund Services (formerly Firstar Mutual Fund Services, LLC), Post Office Box 701, Milwaukee, Wisconsin 53201, acts as the Funds' transfer agent and, in such capacity, maintains the records of each shareholder's account, answers shareholder inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions.

INDEPENDENT ACCOUNTANTS AND COUNSEL

PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, has been selected as independent accountants for the Trust. The independent accountants are responsible for auditing the financial statements of each Fund and meeting with the Audit Committee. Charles W. Lutter, Jr., 103 Canyon Oaks, San Antonio, Texas 78232, is counsel to the Trust and independent legal counsel to the Independent Trustees.

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                        PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

There is no sales charge on the purchase of Fund shares. Shares may be purchased by contacting the Transfer Agent at 1-800-764-0442 or by completing the application enclosed with the prospectuses. Shares of any Fund may be purchased at the net asset value per share next determined after receipt of the purchase order. Investors may invest in Class C and Class I shares of the International Equity Fund in any amount as often as they wish subject to the minimum investment and eligibility requirements of each class and subject to the restrictions on excessive trading discussed below.

The minimum investment in any one Fund is $1,000 for the no-load Funds and the Class C and Class I shares of the International Equity Fund. See discussion below for eligibility requirements for Class Z shares of the Diversified Funds. Subject to the minimum investment amount, shares may also be purchased by exchange.

The ICON International Equity Fund offers three classes of shares: Class C, Class I and Class Z. The public offering price for Class C, Class I, and Class Z shares is the net asset value per share of that Class. When purchasing Fund shares, you must specify which Class is being purchased. Class C shares have a 1.00% 12b-1 fee, Class I shares have a 0.25% 12b-1 fee and Class Z shares do not have a 12b-1 fee.

Shares of the Fund may be purchased by clients of certain financial institutions (which may include banks), securities dealers and other industry professionals

(collectively, "Agents"). These Agents may receive different levels of compensation from IDI for selling different classes of ICON International Equity Fund shares. ICON may pay additional compensation to Agents and may provide additional promotional incentives to Agents that sell shares of the Funds. Agents may impose certain conditions on their clients which are different from those described in the Trust's prospectuses and SAI's, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. You should consult your broker or financial adviser in this regard.

The Funds have authorized one or more Agents to accept purchase orders and redemptions on the Funds' behalf if the order is received in proper form by the Agent by the close of regular trading on the floor of the New York Stock Exchange (currently 4:00 p.m. Eastern time on a business day and in accordance with the Investment Company Act of 1940. The Funds will be deemed to have received a purchase or redemption order when an authorized Agent accepts the order. A purchase order will be priced at the respective Fund's net asset value next calculated after the order has been accepted by an authorized broker.

Institutional Class of Shares

Class  Z  shares  of  the   International   Equity  Fund  are  offered  only  to
institutional investors and can be only purchased by:

o    A bank, trust company or other type of depository institutions;
o An insurance company, investment company or foundation purchasing shares for its own account;
o A retirement plan such as a 401(k), 403(b) or 457(b) plan or the custodian for such a plan;
o Other qualified or non-qualified employee benefit plans, including pension, profit-sharing, health and welfare, or other employee benefit plans that meet the following definition of an "Eligible Benefit Plan":

"Eligible Benefit Plans" are qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the ICON Family of Funds exceeds $1,000,000.

The Fund reserves the right to change the criteria for investors eligible for Class Z shares.

Grandfathered Shareholders

ICON International Equity Fund (formerly ICON North Europe Region Fund) shareholders as of January 29, 2004 are grandfathered into Class Z shares of the Fund as follows:

o Shareholders that have continuously maintained a Fund account as of January 29, 2004;
o Any person or entity listed in the account registration for any Fund account that has been continuously maintained since January 29, 2004, such as joint owners, trustees, custodians, and designated beneficiaries; and
o Customers of certain financial institutions which offer fee-based advisory programs or wrap accounts which have had a relationship with ICON and/or the ICON Funds continuously since January 29, 2004.

The Trust reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Trust. The Trust reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

Redemptions Other Than in Cash

It is possible that, in the future, conditions may exist which would, in ICON's opinion, make it undesirable for the Funds to pay for redeemed shares in cash. In such cases, ICON may authorize payment to be made in portfolio securities or other property of the Funds. However, the Trust is obligated under the 1940 Act to redeem for cash all shares of the Funds presented for redemption by any one shareholder having a value up to $250,000 (or 1% of a Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are selected entirely by ICON based on what is in the best interests of the Funds and its shareholders, and are valued at the value assigned to them in computing the respective Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of the securities.

Other procedures for purchasing, selling (redeeming) and exchanging shares of the Funds are described in the prospectuses.

POLICY REGARDING MARKET TIMING ACTIVITIES

The Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to a Fund's performance and its shareholders. Accordingly, if a Fund's management determines that an investor is following a market-timing strategy or is otherwise engaging in excessive trading, Fund management, with or without prior notice, may temporarily or permanently terminate the availability of Fund exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other Funds or other funds in the ICON family of funds. Generally, an investor who makes exchanges that appear to coincide with a market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, Fund management may refuse or restrict purchase or exchange requests for Fund shares by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objectives and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund (e.g., amounts equal to 1% or more of the Fund's total assets). If an exchange request is refused, the Fund will take no other action with respect to the Fund shares until it receives further instructions from the investor. A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. The Funds' policy on excessive trading applies to investors who invest in a Fund directly or through financial intermediaries.

During times of drastic economic or market conditions, the Fund may suspend Fund exchanges temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase the other Fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the Fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

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                  PORTFOLIO TRANSACTIONS - BROKERAGE ALLOCATION
--------------------------------------------------------------------------------

It is the policy of the Trust, in effecting transactions in portfolio securities, to seek the best execution of orders at the most favorable prices. The Board reviews Fund portfolio transactions on a regular basis. The determination of what may constitute best execution in a securities transaction involves a number of judgmental considerations, including, without limitation, the overall direct net economic result to a Fund (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions for the Fund in the future, and the financial strength and stability of the broker.

Because selection of executing brokers is not based solely on net commissions, a Fund may pay an executing broker a commission higher than that which might have been charged by another broker for that transaction. While it is not practicable for the Adviser solicit competitive bids for commissions on each portfolio transaction, consideration is regularly given to available information concerning the level of commissions charged in comparable transactions by various brokers.

Subject to the policy of seeking the best execution of orders at the most favorable prices, a Fund may execute transactions with brokerage firms that provide, along with brokerage services, research services and products, as defined in Section 28(e) of the Securities Exchange Act of 1934. Section 28(e) provides a "safe harbor" to investment managers who use commission dollars of their advised accounts to obtain investment research and brokerage services and products. These arrangements are often called soft dollar arrangements, and may involve the payment of commission rates that are higher than the lowest available commission rates. Commissions available for soft dollar arrangements include those on agency transactions as well as markups, markdowns, commission equivalents and other fees paid to dealers on certain principal transactions. As used in this section, the term "broker" includes such a dealer, and the term "brokerage" or "brokerage services" includes the services provided by such a dealer. Research and brokerage services and products that provide lawful and appropriate assistance to the manager in performing investment decision-making responsibilities fall within the safe harbor.

The types of research products and provided include, without limitation:

o    Portfolio management and trading software
o    stock quote systems
o    financial information databases
o    reports of issuer regulatory filings
o    performance measurement systems
o    trading measurement services
o    data feeds from stock exchanges
o    computer and electronic access equipment
o    software programs

Some of the research products or services received by ICON may have both a research function and a non-research administrative function (a "mixed use"). If ICON determines that any research product or service has a mixed use, ICON will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that ICON determines will assist it in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by ICON in hard dollars. Any such allocation may create a conflict of interest for ICON.

ICON generally considers the execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration. The amount of brokerage given to a particular brokerage firm is not made pursuant to any agreement or commitment with any of the selected firms that would bind ICON to compensate the selected brokerage firm for research provided.

ICON may receive a benefit from the research products or services that is not passed on to a Fund in the form of a direct monetary benefit. Further, research services and products may be useful to ICON in providing investment advice to other clients it advises. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular Fund or client and the indirect benefits received by that Fund or client.

As described in greater detail below, a portion of the total commissions paid by the Funds for portfolio transactions during the fiscal year ended September 30, 2003 was paid to brokers that provided research products or services to ICON, and it is expected that ICON will continue to place portfolio transactions with firms that provide such products or services.

A Fund and one or more of the other Funds or clients to which ICON serves as investment adviser may own the same securities from time to time. If purchases or sales of securities for a Fund and other Funds or clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective Funds and clients in a manner deemed equitable to all by the investment adviser. To the extent that transactions on behalf of more than one client during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on the price and amount of the security being purchased or sold for the Fund. However, the ability of the Fund to participate in volume transactions may possibly produce better executions for the Fund in some cases.

Decisions relating to purchases and sales of securities for a Fund, selection of broker-dealers to execute transactions, and negotiation of commission rates are made by ICON, subject to the general supervision of the Board.

The Funds purchase portfolio securities from broker-dealers in both principal and agency transactions. When a dealer sells a security on a principal basis it is compensated by the "markup" it includes in the price of the security. Listed securities are generally traded on an agency basis and the broker receives a commission for acting as agent. Nasdaq traded securities are also increasingly being traded on an agency basis. The following table lists the total amount of brokerage commissions paid on agency transactions for the fiscal years ended September 30, 2003, 2002 and 2001.


                                   Brokerage Commissions on Agency Transactions

             Fund                          2003                         2002                        2001
                                           ----                         ----                        ----

ICON Consumer Discretionary              $570,074                     $667,713                    $303,869

ICON Energy                              $204,190                     $148,592                    $149,539

ICON Financial                           $528,517                     $158,275                    $213,222

ICON Healthcare                          $273,323                     $199,171                    $134,449

ICON Industrials                         $307,526                     $358,282                    $164,309

ICON Information Technology            $1,165,910                   $1,187,543                    $258,784

                                       53

ICON Leisure and Consumer
Staples                                  $406,456                     $263,116                    $191,190

ICON Materials                           $297,167                     $187,197                     $99,562

ICON Telecommunication &                 $307,525                     $190,681                     $34,395
Utilities

ICON Asia-Pacific Region                  $18,012                       $8,097                     $36,584

ICON Europe (formerly ICON
South Europe Region)                      $16,101                       $4,622                     $24,023

ICON International Equity
(formerly ICON North Europe               $17,708                      $42,822                     $43,006
Region)

ICON Short-Term Fixed Income
                                            $0                          $ 0                          $0


The aggregate amount of transactions during the fiscal year ended September 30, 2003 in securities effected on an agency basis through a broker for research products and services, and the commissions related to such transactions, were as follows:


Fund                                                  Total Agency Transactions              Commissions Paid on
                                                                                                 Transactions

ICON Consumer Discretionary Fund                             $87,366,233                           $124,897
ICON Energy Fund                                             $42,015,461                            $73,476
ICON Financial Fund                                          $47,491,153                            $78,673
ICON Healthcare Fund                                         $46,886,099                            $36,422
ICON Industrials Fund                                        $50,902,142                            $72,730
ICON Information Technology Fund                            $125,154,163                           $111,724
ICON Leisure and Consumer Staples Fund                        $2,385,100                            $48,875
ICON Materials Fund                                          $26,523,074                            $75,784
ICON Telecommunication & Utilities Fund                      $45,532,808                            $80,149
ICON Asia-Pacific Region                                          $0                                  $0
ICON Europe (formerly ICON South Europe
Region)                                                           $0                                  $0
ICON International Equity (formerly ICON                          $0                                  $0
North Europe Region)
ICON Short-Term Fixed Income                                      $0                                  $0

During the last three years no officer, director or affiliated person of the Trust or ICON traded with a Fund or received any commission arising out of such portfolio transactions.

During the fiscal year ended September 30, 2003, certain of the Funds held securities of their regular brokers or dealers as follows:


Fund                             Broker                  Value as of 9/30/03

ICON Financial Fund              AG Edwards                       $5,650,111

                                 Investment Technology            $4,106,438
                                 Group (ITG) Inc.

                                 Morgan Stanley                   $4,995,540

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                                  CAPITAL STOCK
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The Trustees have exclusive power, without the requirement of shareholder approval, to issue series of shares without par value, each series representing interests in a separate portfolio, or divide the shares of any portfolio into classes, each class having such different dividend, liquidation, voting and other rights as the Trustees may determine, and may establish and designate the specific classes of shares of each portfolio. Before establishing a new class of shares in an existing portfolio, the Trustees must determine that the establishment and designation of separate classes would not adversely affect the rights of the holders of the initial or previously established and designated class or classes.


The following sets forth as of December 31, 2003 the share ownership of those shareholders who owned of record 5% or more of a Fund or a class of a Fund's issued and outstanding shares:



                                                                                        Percentage of the
    Name and Address of Record Owner                       Fund Name                        Fund Owned

Charles Schwab & Co. Inc.
101 Montgomery St.
San Francisco, CA  94104-4122              ICON Consumer Discretionary Fund                    5.77%
                                           ICON Energy Fund                                   63.29%
                                           ICON Financial Fund                                19.94%
                                           ICON Healthcare Fund                               22.58%
                                           ICON Information Technology Fund                   25.97%
                                           ICON Leisure and Consumer Staples Fund
                                                                                              10.22%
                                           ICON Materials Fund                                 7.93%
                                           ICON Telecommunication & Utilities Fund             9.50%

IMS & CO
PO Box 3865
Englewood, CO  80155-3865                  ICON Consumer Discretionary Fund                   66.97%
                                           ICON Financial Fund                                53.83%
                                           ICON Healthcare Fund                               27.71%


                                       55

                                                                                        Percentage of the
    Name and Address of Record Owner                       Fund Name                        Fund Owned

                                           ICON Industrials Fund                              71.11%
                                           ICON Information Technology Fund                   33.36%
                                           ICON Leisure & Consumer Staples Fund
                                                                                              63.23%
                                           ICON Materials Fund                                63.47%
                                           ICON Short-Term Fixed Income Fund
                                                                                              54.06%
                                           ICON Telecommunication & Utilities Fund            66.49%
                                           ICON Asia-Pacific Region Fund                      62.05%
                                           ICON Europe Fund (formerly ICON South              69.63%
                                           Europe Region Fund)
                                           ICON International Equity Fund (formerly
                                           ICON North Europe Region Fund)                     63.97%

National Investor Services
55 Water Street Floor 32
New York, NY  10041-0028                   ICON Energy Fund                                    8.67%

Turtle & Co.
C/O State Street Bank & Trust
P.O. Box 9427
Boston, MA  02209-9427                     ICON Asia-Pacific Region Fund                      12.16%
                                           ICON Europe Fund (formerly ICON South              10.18%
                                           Europe Region Fund)
                                           ICON International Equity Fund (formerly
                                           ICON North Europe Region Fund)                     13.54%


These broker-dealers and/or trust company custodians hold the shares for the benefit of their customers. The Trust is not aware of any other person who beneficially owns more than 5% of the outstanding shares of any of the Funds as of December 31, 2003.

Investment Manager's Services and Charles Schwab & Co., Inc. hold Fund shares for the benefit of ICON's clients, among others. These ICON clients are invested in the Funds through ICON's mutual fund allocation programs ("MFAPs"). As a result, ICON may be considered a control person of each of the Funds. ICON has been granted discretion to vote proxies by the majority of its MFAP clients. The voting of any proxies related to the Funds' shares is governed by the conflict of interest provisions in the attached Proxy Voting Policy Statement and Guidelines.

Each full share of the Trust has one vote and fractional shares have proportional fractional votes. Shares of the Funds are generally voted in the aggregate except where voting by each Fund and/or class is required by law. The Trust is not required to hold regular annual meetings of shareholders and does not intend to do so. The Board will call special meetings of shareholders if requested in writing generally by the holders of 10% or more of the outstanding shares of each Fund or as may be required by applicable law. Each Fund will assist shareholders in communicating with other shareholders as required by federal and state securities laws. Trustees may be removed by actions of the holders of a majority or more of the outstanding shares of all of the Funds.

Shares of the Trust have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such an event, the holders of the remaining less than 50% of the shares voting for the election of Trustees will not be able to elect any person or persons to the Board.

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                                PRICING OF SHARES
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The Trust calculates net asset value per share, and therefore effects sales, redemptions, and repurchases of its shares, once daily as of the close of regular trading on the New York Stock Exchange (the "Exchange") (generally 4 p.m. EST) (the "Valuation Time") on each day the Exchange is open for trading, except that securities traded primarily on the NASDAQ Stock Market ("NASDAQ") are normally valued by a Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day.. The Exchange is not open for trading on the following holidays: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Foreign securities may trade in their local markets on days a Fund is closed. Those transactions and changes in the value of the Funds' foreign securities holdings on such days may affect the value of the Funds' shares on days when shareholders will not be able to purchase, exchange or redeem shares.

The net asset value per share of Fund, or each class of Fund in the case of the ICON International Equity Fund, is calculated by dividing the value of all securities held by that Fund and its other assets (including dividends and interest accrued but not collected) attributable to that Fund or class, less the Fund's liabilities (including accrued expenses) attributable to that Fund or class, by the number of outstanding shares of that Fund or class. Expenses and fees, including the advisory fees and fees pursuant to the 12b-1 Plan are accrued daily and taken into account for the purpose of determining the net asset value of each Fund or class of Fund. Because of the differences in the operating expenses incurred by each class of the ICON International Equity Fund, the per share net asset value of each class will differ.

Domestic Equities. A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded at the Valuation Time except that securities primarily traded on the NASDAQ Stock Market ("NASDAQ") are normally valued by a Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day. Lacking any sales on that day, the security is valued at the current closing bid price. If there are no sales and no published bid quotations for a security on the valuation date, or the security is not traded on an
exchange,   the   pricing   service   may  obtain  bid  prices   directly   from
broker/dealers.

Foreign Securities. Foreign securities traded on foreign exchanges in countries in the Western Hemisphere (Canada, Mexico, Central and Latin America) ordinarily are valued at the last quoted sale price available from the principal exchange where the security is traded before the Valuation Time. Lacking any sales on that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available. In some cases, particularly with respect to certain Latin American countries, prices may not be available in a timely manner. Such prices will be obtained from a Board-authorized pricing service which will be reflective of current day trading activity, and will be secured at a consistent time each day.

Foreign securities traded in countries outside of the Western Hemisphere are ordinarily fair valued daily based on procedures established by the Funds' Board of Trustees to avoid stale prices and to take into account, among other things, any significant events occurring after the close of a foreign market in these regions. Foreign securities not traded on foreign exchanges, including 144As, are valued on the basis of the average of at least two market maker quotes and/or the portal system. London closing exchange rates are used to convert foreign currencies to U.S. dollars.

Debt Instruments. Debt securities with remaining maturities greater than 60 days are valued at the evaluated bid prices as determined on each valuation day by a portfolio pricing service approved by the Trustees. If a pricing service is not able to provide a price for a debt security, the value is determined as follows:
(a) if prices are available from two or more dealers, brokers or market makers in the security, the value is the mean between the highest bid and the lowest ask obtained from at least two dealers, brokers or market makers; and (b) if prices are available from only one broker, dealer or market maker, the value is the mean between the bid and the ask quotation, provided, unless the broker, dealer or market maker can provide only a bid quotation, in which case the value is such bid quotation. Short-term securities are valued at amortized cost if their remaining maturity at the time of purchase is 60 days or less.

Securities for Which Market Quotations are not Available. Securities for which quotations are not readily available, or other assets, are valued at fair value as determined in good faith by the Board or pursuant to procedures approved by the Board.

Pricing Services. The Board periodically reviews and approves the pricing services used to value the Funds' securities. All pricing services may employ electronic data processing techniques and/or computerized matrix systems to determine valuations. Normal institutional-size trading units are normally selected in valuing debt securities.

Options. Option contracts are valued at their closing mid-price; mid-price is the average of the sum of the closing bid and closing ask prices.

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                                   TAX STATUS
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TAXATION OF THE FUNDS IN GENERAL

Each Fund is treated as a separate corporation for federal income tax purposes, has elected to be, and intends to continue to qualify for treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As such, a Fund generally will not be subject to federal income tax on its ordinary income and net realized capital gains it distributes to its shareholders, provided that the Fund distributes at least 90% of its net investment income, net short-term capital gain, and net gains from certain foreign currency transactions for the taxable year. The Funds intend to distribute substantially all of such income.

To qualify as a regulated investment company, each Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (the "90% test"), and (2) satisfy certain diversification requirements at the close of each quarter of the Fund's taxable year.

If a Fund failed to qualify for treatment as a regulated investment company for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders, and (2) the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits, which dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for regulated investment company treatment.

The Code imposes a non-deductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98% of its capital gain net income for the twelve-month period ending on October 31 of that year plus (3) any undistributed income (not taxable to the Fund) from the preceding calendar year. Each Fund intends to make distributions necessary to avoid imposition of this excise tax.

The Funds intend to accrue dividend income for federal income tax purposes in accordance with Code rules applicable to regulated investment companies. These rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into income by a Fund.

TAXATION OF THE FUNDS' INVESTMENTS

A Fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in its income for purposes of the 90% test, the distribution requirements described above, and provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such provisions and requirements generally apply to investments in certain options, futures, forward currency contracts, foreign currencies and debt securities denominated in foreign currencies.

When a covered call option written (sold) by a Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security's basis.

Some futures, foreign currency contracts and "nonequity" options (i.e., certain listed options, such as those on a "broad-based" securities index) in which a Fund may invest will be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the distribution requirements described above (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.

If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

TAXATION OF SHAREHOLDERS

Dividends a Fund pays that are derived from taxable investments, together with distributions from net realized short-term capital gains and all or a portion of any gains realized from the disposition of certain market discount bonds (collectively "dividends"), are taxable to its shareholders as ordinary income to the extent of the Fund's earnings and profits, whether received in cash or reinvested in Fund shares. Distributions from a Fund's net capital gain for a taxable year (designated as such in a written notice mailed by the Fund to its shareholders after the close of that year) ("capital gain distribution") are taxable to its shareholders as long-term capital gains, regardless of how long they have held their Fund shares and whether those distributions are received in cash or reinvested in additional Fund shares. Dividends and other distributions also may be subject to state and local taxes.

Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends and other distributions declared by a Fund in October, November or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if the Fund pays the distributions during the following January. Fund dividends and capital gain distributions are taxable to most investors (unless your investment is an IRA or other tax-advantaged account). The tax status of any distribution is generally the same regardless of how long you have been a shareholder and whether you reinvest your distributions or receive them in cash.

All distributions of net investment income from the Funds, such as dividends and interest on investments, are taxable to you as ordinary income. Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, certain ordinary income distributions made to you may be from qualified dividend income and may qualify for a lower tax rate. The Funds' distributions of net long-term capital gains are taxable to you at the rates applicable to those gains. The Jobs and Growth Tax Relief Reconciliation Act of 2003 reduces the rate applicable to long-term capital gains realized after May 5, 2003. All distributions of net short-term capital gains are taxable to you as ordinary income and included in your dividends.

Distributions by a Fund will reduce the net asset value of its shares. If a distribution reduces the value of a shareholder's shares below their cost basis, the distribution nevertheless will be taxable to the shareholder, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of the shares purchased at that time will include the amount of the forthcoming distribution. Those investors purchasing a Fund's shares just prior to a distribution thus may receive a return of capital upon a distribution that will nevertheless be taxable to them.

A redemption of shares (including any exchange into another Fund) is a taxable event, and, accordingly, a capital gain or loss may be recognized. If a shareholder of a Fund redeems or exchanges shares of the Fund before he has held them for more than six months, any loss on the redemption or exchange will be treated as long-term capital loss to the extent of any capital gain distribution(s) received on the shares.

A Fund may be required to withhold federal income tax at the rate of 29% in 2004 and 2005 (28% in 2006 - 2010) (1) on all taxable distributions and gross proceeds from the redemption of Fund shares payable to shareholders who fail to provide the Fund with correct taxpayer identification number or to make required certifications, or (2) on all taxable distributions where a Fund or a shareholder has been notified by the Internal Revenue Service (the "IRS") that the shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's federal income tax liability.

Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation, in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

OTHER TAX CONSIDERATIONS

Distributions to a shareholder may be subject to state, local and non-U.S. taxes, depending on the shareholder's particular tax situation. Shareholders subject to tax in certain states may be exempt from state income tax on distributions made by a Fund to the extent such distributions are derived from interest on direct obligations of the U.S. Government. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in shares of a Fund.

If a Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" for federal income tax purposes ("PFIC"), and the Fund does not elect to treat the PFIC as a "qualified electing fund" within the meaning of the Code or to "mark-to market" the marketable stake of any PFPC, the Fund will be subject to federal income tax on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of those shares, even if it distributes that income as a taxable dividend to its shareholders. The Fund may also be subject to an interest charge with respect to deferred taxes arising from those distributions or gains. Any such tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or any shareholder. If a Fund owns shares in a PFIC and does elect to treat the PFIC as a "qualified electing fund" the Fund will be required to include in its income each taxable year a portion of the ordinary income and net capital gain of the PFIC, even if this income and gains are not distributed to the Fund. This income and gains would be subject to the distribution requirements described above even if the Fund did not receive any distribution from the PFIC.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts a Fund derives with respect to its business of investing in stock, securities or foreign currencies, will be treated as qualifying income under the 90% test.

Generally, the hedging transactions undertaken by the Funds may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds, which is taxed as ordinary income when distributed to shareholders.

The Funds may make one or more of the elections available under the Code that are applicable to straddles. If any of the elections are made, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses by deferring losses and/or accelerating the recognition of gains from the affected straddle positions, the amount that must be distributed to shareholders and that will be taxed to them as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Requirements related to a Fund's status as a regulated investment company may limit the extent to which it will be able to engage in transactions in options and forward contracts.

Gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (4) that are attributable to fluctuations in foreign currency exchange rates that occur between the time a Fund accrues interest, dividends, or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities are generally treated as ordinary income or ordinary loss. These gains and losses, referred to under the Code as "section 988" gains or losses, will increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, a Fund generally would not be able to distribute dividends, and any distributions made during that year before the losses were realized generally would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

Income a Fund receives and gains it realizes from sources within foreign countries and U.S. possessions may be subject to withholding and other taxes imposed by them (collectively, "foreign taxes"). Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the amount of foreign taxes that will be imposed on a Fund. If more than 50% of the value of a Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the IRS that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. A Fund will report to its shareholders shortly after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

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                        YIELD AND PERFORMANCE INFORMATION
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This section is to help you understand the terms used to describe Fund performance. You will come across them in shareholder reports, advertisements, promotional materials, and the media. Each of the Funds may compare its performance to that of other mutual funds with similar investment objectives and to stock or other indices. The performance of the Funds may also be compared in publications to averages, performance ranking, or other information prepared by recognized mutual fund statistical services. Past performance is not representative of future performance.

Total Return tells you how much an investment in a fund has changed in value over a given time period. It reflects any net increase or decrease in the share price, and assumes that all dividends and capital gains (if any) paid during the period were re-invested in additional shares.

Cumulative Total Return is the actual return of an investment for a specific time period. A cumulative return does not reflect how much the value of the investment may have fluctuated during the period.

Average Annual Return is hypothetical and should not be confused with actual yearly results. An average annual total return reflects the hypothetical annually compounded return that would have produced the same total return if the fund's performance had been constant over the entire period.

Total Return. A Fund may advertise performance in terms of average annual total return for 1, 5 and 10 year periods, or for such lesser periods as the fund has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

         P (1 + T)n = ERV
         where      P = a hypothetical initial payment of $1,000

                    T = the average annual total return

                    n = the number of years

                    ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period

The calculation assumes all charges are deducted from the initial $1,000 payment and assumes all dividends and distributions by a Fund are reinvested at the price stated in the prospectuses on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

A Fund's investment performance will vary depending upon market conditions, the composition of the fund's portfolio and operating expenses of the fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the fund's performance to those of other investment companies or investment vehicles. The risks associated with the fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue.

After-Tax Returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's individual tax situation. The after-tax return information does not apply to fund shares held through tax-deferred accounts, such as 401(k) plans or individual retirement accounts. After-tax rates of return are calculated pursuant to the following formula:

       P (1 + T)n = ATVd

       where   P = a hypothetical initial payment of $1,000

               T = the average annual total return (after taxes on distribution)

               n = the number of years

               ATVd = the ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

Yield. A Fund may also advertise performance in terms of a 30 day yield quotation. The 30 day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period according to the following formula:

         YIELD = 2[(1 + a-b)6 - 1]
                        ---
                        cd

         where a =      dividends and interest earned during the period,

               b =      expenses accrued for the period (net of reimbursements),

               c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

               d = the maximum offering price per share on the last day of the period.

The yield for the 30-day period ended December 31, 2003, for the ICON Short-Term Fixed Income Fund was 1.74%.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The after-tax returns include applicable sales loads. Actual after-tax returns depend on the investor's individual tax situation. The after-tax return information does not apply to Fund shares held through tax-deferred accounts, such as 401(k) plans or individual retirement accounts.

The following were the average annual total returns of each Fund's Classes of shares for the 1, 5, and 10 year (or Life of Fund) periods ended December 31, 2003, including average annual returns after taxes on distributions, and after taxes on distributions and redemptions:


                             Average Annual        Average Annual        Average Annual
                              Total Return          Total Return          Total Return
          Fund                for One Year          for 5 Years          Since Inception
-------------------------    ----------------     -----------------     ------------------
ICON CONSUMER
DISCRETIONARYFUND
Inception Date:
7/9/97
Returns before taxes              40.40%                5.85%                 5.06%
Returns after taxes on            40.40%                5.85%                 4.93%
distributions
Returns after taxes on            26.26%                5.06%                 4.30%
distributions and sale
of fund shares
ICON ENERGY FUND
Inception Date:
11/5/97
Returns before taxes              32.67%               26.55%                10.59%
Returns after taxes on            32.67%               25.93%                10.05%
distributions
Returns after taxes on            21.24%               23.43%                 8.97%
distributions and sale
of fund shares
ICON FINANCIAL FUND
Inception Date:
7/1/97
Returns before taxes              40.27%               11.78%                10.96%
Returns after taxes on            40.03%                9.35%                 8.31%
distributions
Returns after taxes on            26.17%                8.69%                 7.84%
distributions and sale
of fund shares


                                       67


                             Average Annual        Average Annual        Average Annual
                              Total Return          Total Return          Total Return
          Fund                for One Year          for 5 Years          Since Inception
-------------------------    ----------------     -----------------     ------------------
ICON HEALTHCARE FUND
Inception Date:
2/24/97
Returns before taxes              31.14%               11.34%                12.92%
Returns after taxes on            31.14%               10.43%                10.27%
distributions
Returns after taxes on            20.24%                9.39%                 9.61%
distributions and sale
of fund shares
ICON INDUSTRIALS FUND
Inception Date:
5/9/97
Returns before taxes              26.16%               -0.32%                 2.82%
Returns after taxes on            26.16%               -0.98%                 1.77%
distributions
Returns after taxes on            17.00%               -0.69%                 1.75%
distributions and sale
of fund shares
ICON INFORMATION
TECHNOLOGY FUND
Inception Date:
2/18/97
Returns before taxes              46.98%               12.52%                14.42%
Returns after taxes on            46.98%                8.26%                10.76%
distributions
Returns after taxes on            30.54%                9.71%                11.53%
distributions and sale
of fund shares


                                       68

                             Average Annual        Average Annual        Average Annual
                              Total Return          Total Return          Total Return
          Fund                for One Year          for 5 Years          Since Inception
-------------------------    ----------------     -----------------     ------------------
ICON LEISURE & CONSUMER
STAPLES
Inception Date:
5/9/97
Returns before taxes              27.33%                9.45%                12.11%
Returns after taxes on            27.33%                8.10%                10.41%
distributions
Returns after taxes on            17.77%                7.49%                 9.66%
distributions and sale
of fund shares
ICON MATERIALS FUND
Inception Date:
5/5/97
Returns before taxes              36.62%                4.44%                -2.50%
Returns after taxes on            36.41%                4.25%                -2.86%
distributions
Returns after taxes on            23.80%                3.69%                -2.33%
distributions and sale
of fund shares
ICON TELECOMMUNI-
CATION & UTILITIES FUND
Inception Date:
7/9/97
Returns before taxes              25.50%                0.07%                 7.51%
Returns after taxes on            24.98%               -2.77%                 2.47%
distributions
Returns after taxes on            16.56%               -1.47%                 3.57%
distributions and sale
of fund shares


                                       69

                             Average Annual        Average Annual        Average Annual
                              Total Return          Total Return          Total Return
          Fund                for One Year          for 5 Years          Since Inception
-------------------------    ----------------     -----------------     ------------------
ICON ASIA-PACIFIC
REGION FUND
Inception Date:
2/25/97
Returns before taxes              43.67%                2.30%                -2.02%
Returns after taxes on            43.53%                2.25%                -2.06%
distributions
Returns after taxes on            28.38%                1.94%                -1.72%
distributions and sale
of fund shares
ICON INTERNATIONAL
EQUITY FUND*
Inception Date:
2/18/97
Returns before taxes              64.13%                2.76%                 5.98%
Returns after taxes on            63.79%                1.51%                 4.45%
distributions
Returns after taxes on            41.67%                1.82%                 4.44%
distributions and sale
of fund shares
ICON  EUROPE FUND*
Inception Date:
2/20/97
Returns before taxes              45.97%                0.14%                 6.27%
Returns after taxes on            45.97%                0.12%                 4.66%
distributions
Returns after taxes on            29.88%                0.10%                 4.43%
distributions and sale
of fund shares


                                       70

                             Average Annual        Average Annual        Average Annual
                              Total Return          Total Return          Total Return
          Fund                for One Year          for 5 Years          Since Inception
-------------------------    ----------------     -----------------     ------------------
ICON SHORT-TERM FIXED
INCOME FUND+
Inception Date:
2/7/97
Returns before taxes              -0.38%                2.19%                 3.10%
Returns after taxes on            -0.51%                1.24%                 1.40%
distributions
Returns after taxes on            -0.24%                1.27%                 1.60%
distributions and sale
of fund shares


* Due to changes in the Fund's name and investment strategy effective January 29, 2004, the Fund's past performance would have been different if the current strategies had been in effect.
+ The Adviser has agreed to limit a portion of the Fund's expenses if they exceed the designated cap. Prior to October 1, 2003, the Adviser had agreed to limit a portion of its advisory fee on any day that income from the Fund's investments were not adequate to cover daily expenses. The Fund's total return would have been lower if this limitation had not been in effect.


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                             ADDITIONAL INFORMATION
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TRUST SHARES

The assets received by the Trust from the issue or sale of shares of each of the Funds, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are separately allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of accounts, and are to be charged with the expenses with respect to such Fund. Any general expenses of the Trust, not readily identifiable as belonging to a particular Fund, shall be allocated by or under the direction of the Board of Trustees in such manner as the Board determines to be fair and equitable.

Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions, out of the income belonging to that Fund, as are declared by the Board. Upon liquidation of the Trust, shareholders of each Fund are entitled to share pro rata in the net assets belonging to the Fund available for distribution.

Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. In addition, after the Trustees were initially elected by the shareholders, the Trustees became a self-perpetuating body. Thus, there will ordinarily be no shareholder meetings unless otherwise required by the Investment Company Act of 1940.

On any matter submitted to shareholders, the holder of each share is entitled to one vote per share (with proportionate voting for fractional shares). On matters affecting any individual Fund, a separate vote of that Fund would be required. Shareholders of any Fund are not entitled to vote on any matter which does not affect their Fund but which requires a separate vote of another Fund.

Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

Shares have no preemptive or subscription rights and are fully transferable. There are no conversion rights. Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. All shares when so issued in accordance with the terms of the Master Trust Agreement, the prospectuses, and this Statement of Additional Information shall be fully paid and non-assessable.

REGISTRATION STATEMENT

A Registration Statement (Form N-1A) under the 1933 Act has been filed with the Securities and Exchange Commission, Washington, D.C., with respect to the securities to which this Statement of Additional Information relates. If further information is desired with respect to the Company or such securities, reference should be made to the Registration Statement and the exhibits filed as a part thereof.

                                   APPENDIX A

Ratings of Corporate Bonds

     The following are nationally recognized statistical rating organizations ("NRSROs"): Fitch IBCA, Duff & Phelps ("Fitch"), Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), and Thompson Bankwatch, Inc. ("TBW").

     Guidelines for Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P"), ratings are described below. For corporate bonds, a security must be rated in the appropriate category by one or more of these agencies to be considered a suitable investment.

     The four highest ratings of Moody's and S&P for corporate bonds are Aaa, Aa, A and Baa and AAA, AA, A and BBB, respectively.

Moody's. The characteristics of these debt obligations rated by Moody's are generally as follows:

     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies the numerical modifiers 1, 2 and 3 to the Aa rating classification. The modifier 1 indicates a ranking for the security in the higher end of this rating category; the modifier 2 indicates a mid- range ranking; and the modifier 3 indicates a ranking in the lower end of this rating category.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Standard & Poor's. The characteristics of these debt obligations rated by S&P are generally as follows:

     AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA -- Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

     BB -- Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

     B -- Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, and economic conditions will likely impair capacity or willingness to pay interest and repay principal.

Ratings of Preferred Stock

Moody's. The characteristics of these securities rated by Moody's are generally as follows:

     "aaa" -- An issue that is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     "aa" -- An issue that is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     "a" -- An issue that is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     "baa" -- An issue that is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     "ba" -- An issue that is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     "b" -- An issue that is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     Note: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's. The characteristics of these securities rated by S&P are generally as follows:

     AAA -- This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA -- A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A -- An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB -- An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

     BB, B -- Preferred stocks rated BB and B are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and B a higher degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     Plus (+) or Minus (-): To provide more detailed indications of preferred stock quality, the ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Ratings of Commercial Paper

     The same nationally recognized statistical rating organizations (NRSROs) are used for commercial paper as for corporate bonds: Fitch, Moody's, S&P, and TBW. The ratings that would constitute the highest short-term rating category are F-1 (Fitch), P-1 (Moody's), A-1 or A-1+ (S&P), and TBW-1 (TBW).

     Description of Moody's commercial paper ratings. Among the factors considered by Moody's in assigning commercial paper ratings are the following:
(1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of the risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in strength and weakness in respect to these criteria would establish a rating of one of three classifications; P-1 (Highest Quality), P-2 (Higher Quality) or P-3 (High Quality).

     Description of S&P's commercial paper ratings. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The "A" categories are as follows:

     A -- Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

     A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong.

     A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

     A-3 -- Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                                   APPENDIX B

                               ICON Advisers, Inc.

                                       and

                                   ICON Funds

                  Proxy Voting Policy Statement and Guidelines


SUMMARY

ICON Advisers, Inc. ("ICON") serves as investment adviser to the ICON Funds and to clients invested in mutual fund allocation programs, institutional accounts and to other separately managed accounts. This Proxy Voting Policy Statement and Guidelines summarizes the factors and principals that govern ICON's voting of proxies for client accounts over which it has voting authority and has been adopted by the ICON Funds Board of Trustees as it relates to the voting of proxies of underlying portfolio securities held in the ICON Funds. ICON has appointed Institutional Shareholder Services, a proxy consulting firm, to act as its agent in analyzing proxy statements and exercising proxy voting rights for securities held in client accounts consistent with these policies and procedures.

The Policies and Guidelines are divided into domestic and foreign policies and guidelines. For some issues, the guidelines contain explicit direction about how the proxies are to be voted. For other issues, the decision about how to vote may need to be decided on a case-by-case basis using criteria contained in the guidelines.

DOMESTIC PROXY VOTING POLICIES AND GUIDELINES

1.   Operational Items

Adjourn Meeting
Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Amend Quorum Requirements
Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws
Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change  Company Name
Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting
Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.
Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable. Ratifying Auditors
Vote FOR  proposals to ratify  auditors,  unless any of the following  apply:
     o An auditor has a financial interest in or association with the company, and is therefore not independent
     o    Fees for non-audit services are excessive, or
     o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.
Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.
Transact  Other  Business
Vote AGAINST proposals to approve other business when it appears as voting item.

2.   Board of Directors

Voting on Director Nominees in Uncontested Elections
Votes on director nominees should be made on a case-by-case basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

o Attend less than 75 percent of the board and committee meetings without a valid excuse
o    Implement or renew a dead-hand or modified dead-hand poison pill
o Ignore a shareholder proposal that is approved by a majority of the shares outstanding
o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
o Failed to act on takeover offers where the majority of the shareholders tendered their shares
o Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees
o Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees
o Are audit committee members and the non-audit fees paid to the auditor are excessive.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.
Age Limits
Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

Board Size
Vote FOR proposals seeking to fix the board size or designate a range for the board size.
Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval. Classification/Declassification of the Board
Vote  AGAINST  proposals  to classify  the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.
Cumulative Voting
Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.
Director and Officer Indemnification  and  Liability  Protection
Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to eliminate entirely directors' and officers' liability
for   monetary   damages  for   violating   the  duty  of  care.
Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.
Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:
o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
o    Only if the director's  legal  expenses  would be covered.
Establish/Amend  Nominee  Qualifications
Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.
Vote AGAINST shareholder proposals requiring two candidates per board seat. Filling Vacancies/Removal of Directors
Vote  AGAINST  proposals  that provide  that  directors  may be removed only for cause.
Vote FOR proposals to restore shareholder ability to remove directors with or without cause.
Vote AGAINST  proposals  that provide that only  continuing  directors may elect
replacements   to  fill  board   vacancies.
Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.
Independent Chairman (Separate  Chairman/CEO)
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:
o Designated lead director appointed from the ranks of the independent board members with clearly delineated duties
o    Majority of independent directors on board
o    All-independent  key committees
o    Committee  chairpersons  nominated by the independent directors
o    CEO performance reviewed annually by a committee of outside directors
o    Established governance guidelines
o    Company performance.

Majority of Independent Directors/Establishment of Committees
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.
Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.
Stock Ownership Requirements
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.
Term Limits
Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3.   Proxy Contests

Voting for Director Nominees in Contested Elections
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:
o Long-term financial performance of the target company relative to its industry; management's track record
o    Background to the proxy contest
o    Qualifications of director nominees (both slates)
o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.
Reimbursing Proxy Solicitation Expenses
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.
Confidential Voting
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.
Vote FOR management proposals to adopt confidential voting.

4.   Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations
Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.
Amend Bylaws without Shareholder Consent
Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills
Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.
Review on a CASE-BY-CASE basis management proposals to ratify a poison pill. Shareholder Ability to Act by Written Consent
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.
Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.
Supermajority  Vote  Requirements
Vote AGAINST  proposals to require a  supermajority  shareholder  vote.
Vote FOR proposals to lower supermajority vote requirements.

5.   Mergers and Corporate Restructurings

Appraisal Rights
Vote  FOR  proposals  to  restore,  or  provide  shareholders  with,  rights  of appraisal.
Asset Purchases
Vote  CASE-BY-CASE  on  asset  purchase  proposals,  considering  the  following factors:
o    Purchase price
o    Fairness opinion
o    Financial and strategic benefits
o    How the deal was negotiated
o    Conflicts of interest
o    Other alternatives for the business
o    Noncompletion risk.
Asset Sales
Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:
o    Impact on the  balance  sheet/working  capital
o    Potential  elimination of diseconomies
o    Anticipated financial and operating benefits
o    Anticipated use of funds
o    Value received for the asset
o    Fairness opinion
o    How the deal was negotiated
o    Conflicts of interest.
Bundled  Proposals
Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the
proposals.  If  the  combined  effect  is  positive,   support  such  proposals.

Conversion of Securities
Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.
Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.
Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans
Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:
o    Dilution to existing shareholders' position
o    Terms of the offer
o    Financial issues
o    Management's efforts to pursue other alternatives
o    Control issues
o    Conflicts of interest.
Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding  Company
Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:
o    The reasons for the change
o    Any financial or tax benefits
o    Regulatory benefits
o    Increases in capital structure
o    Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
o Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model
o    Adverse changes in shareholder rights
Going Private  Transactions (LBOs and Minority  Squeezeouts)
Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.
Joint Ventures
Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.
Liquidations
Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:
o    Prospects of the combined  company,  anticipated  financial  and  operating benefits
o    Offer price
o    Fairness opinion
o    How the deal was negotiated
o    Changes in corporate governance
o    Change in the capital structure
o    Conflicts of interest.
Private Placements/Warrants/Convertible Debentures
Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest.
Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.
Spinoffs
Votes on spinoffs  should be considered on a CASE-BY-CASE  basis depending on:
o    Tax and regulatory advantages
o    Planned use of the sale proceeds
o    Valuation of spinoff
o    Fairness opinion
o    Benefits to the parent company
o    Conflicts of interest
o    Managerial incentives
o    Corporate governance changes
o    Changes in the capital structure.
Value Maximization Proposals
Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6.   State of Incorporation

Control Share Acquisition Provisions
Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
Vote AGAINST proposals to amend the charter to include control share acquisition provisions.
Vote FOR proposals to restore voting rights to the control shares.

Control Share Cashout  Provisions
Vote FOR proposals to opt out of control share  cashout  statutes.
Disgorgement Provisions
Vote FOR  proposals  to opt out of state  disgorgement  provisions.
Fair  Price  Provisions
Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price. Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.
Freezeout  Provisions
Vote FOR proposals to opt out of state freezeout provisions.
Greenmail
Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.
Reincorporation  Proposals
Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.
Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.
Stakeholder Provisions
Vote  AGAINST   proposals   that  ask  the  board  to  consider   nonshareholder
constituencies or other nonfinancial effects when evaluating a merger or business combination.
State Antitakeover Statutes
Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7.   Capital Structure

Adjustments to Par Value of Common Stock
Vote FOR management  proposals to reduce the par value of common stock.
Common Stock  Authorization
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-Class Stock
Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
o It is intended for financing purposes with minimal or no dilution to current shareholders
o It is not designed to preserve the voting power of an insider or significant shareholder
Issue  Stock for Use with Rights Plan
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).
Preemptive Rights
Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.
Preferred Stock
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).
Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).
Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns. Recapitalization
Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.
Reverse Stock Splits
Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.
Vote FOR management proposals to implement a reverse stock split to avoid delisting.
Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.
Share Repurchase Programs
Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
Stock  Distributions:  Splits and  Dividends
Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.
Tracking  Stock
Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.   Executive and Director Compensation

Votes with respect to compensation plans should be determined on a case-by-case basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for:
o Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),
o    Cash compensation, and
o    Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

Director Compensation
Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.
Stock Plans in Lieu of Cash
Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.
Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.
Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.
Director  Retirement Plans
Vote AGAINST  retirement plans for nonemployee  directors.
Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

Management  Proposals  Seeking  Approval to Reprice Options
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
o    Historic trading patterns
o    Rationale for the repricing
o    Value-for-value exchange o Option vesting
o    Term of the option
o    Exercise price
o    Participation.
Employee Stock Purchase Plans
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
Vote FOR employee  stock  purchase  plans where all of the  following  apply:
o    Purchase price is at least 85 percent of fair market value
o    Offering period is 27 months or less, and
o    Potential voting power dilution (VPD) is ten percent or less.
Vote AGAINST employee stock purchase plans where any of the following apply:
o    Purchase price is less than 85 percent of fair market value, or
o    Offering period is greater than 27 months, or
o    VPD is greater than ten percent
Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)
Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).
Vote FOR proposals to add performance  goals to existing  compensation  plans to
comply  with  the   provisions  of  Section   162(m)  unless  they  are  clearly
inappropriate.
Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.
Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.
Employee Stock Ownership Plans (ESOPs)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)
401(k)  Employee  Benefit Plans
Vote FOR proposals to implement a 401(k) savings plan for employees.
Shareholder  Proposals Regarding Executive and Director Pay
Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.
Vote  AGAINST   shareholder   proposals   seeking  to  set  absolute  levels  on
compensation  or  otherwise  dictate  the amount or form of  compensation.
Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote FOR shareholder proposals to put option repricings to a shareholder vote. Vote AGAINST all other shareholder proposals regarding executive and director pay.

Option Expensing
Generally vote AGAINST shareholder proposals asking the company to expense stock options

Performance-Based  Stock  Options
Vote CASE-BY-CASE on shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), taking into account:
o    Whether the proposal mandates that all awards be performance-based
o Whether the proposal extends beyond executive awards to those of lower-ranking employees
o Whether the company's stock-based compensation plans meet ISS's SVT criteria and do not violate our repricing guidelines
Golden and Tin Parachutes
Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.
Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:
o The parachute should be less attractive than an ongoing employment opportunity with the firm
o    The triggering mechanism should be beyond the control of management
o The amount should not exceed three times base salary plus guaranteed benefits

9.   Social and Environmental Issues

CONSUMER ISSUES AND PUBLIC SAFETY
Animal Rights
Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:
o The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),
o The availability and feasibility of alternatives to animal testing to ensure product safety, and
o    The degree that competitors are using animal-free testing.
Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:
o The company has already published a set of animal welfare standards and monitors compliance
o The company's standards are comparable to or better than those of peer firms, and
o There are no serious controversies surrounding the company's treatment of animals

Drug Pricing

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:
o    Whether the proposal focuses on a specific drug and region
o Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness
o The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending
o    Whether the company already limits price increases of its products
o Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries
o    The extent that peer companies implement price restraints
Genetically Modified Foods
Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:
o    The costs and feasibility of labeling and/or phasing out
o The nature of the company's business and the proportion of it affected by the proposal
o The proportion of company sales in markets requiring labeling or GMO-free products
o    The extent that peer companies label or have eliminated GMOs
o Competitive benefits, such as expected increases in consumer demand for the company's products
o The risks of misleading consumers without federally mandated, standardized labeling
o    Alternatives to labeling employed by the company.
Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.
Vote AGAINST proposals to completely phase out GMOs from the company's products. Such resolutions presuppose that there are proven health risks to GMOs--an issue better left to federal regulators--which outweigh the economic benefits derived from biotechnology.
Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account:
o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution
o    The extent that peer companies have eliminated GMOs
o The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products
o Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs
o The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.
Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out. Handguns
Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

Predatory Lending
Vote CASE-BY-CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:
o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices
o Whether the company has adequately disclosed the financial risks of its subprime business
o Whether the company has been subject to violations of lending laws or serious lending controversies
Peer companies' policies to prevent abusive lending practices.
Tobacco
Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:
o    Whether the company complies with all local ordinances and regulations
o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness
o    The risk of any health-related liabilities.

Advertising to youth:
o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations
o    Whether the company has gone as far as peers in restricting advertising
o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth
o    Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:
o    The percentage of the company's business affected
o The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spinoff tobacco-related businesses:
o    The percentage of the company's business affected
o    The feasibility of a spinoff
o    Potential future liabilities related to the company's tobacco business.

Stronger product warnings:
Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:
Vote  AGAINST  proposals  prohibiting  investment  in  tobacco  equities.   Such
decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY
Arctic National Wildlife Refuge
Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

o    Whether there are publicly available environmental impact reports;
o Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and
o    The current status of legislation regarding drilling in ANWR.

CERES Principles
Vote  CASE-BY-CASE  on  proposals  to adopt the CERES  Principles,  taking  into account:
o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES
o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills
o Environmentally conscious practices of peer companies, including endorsement of CERES
o    Costs of membership and implementation.

Environmental Reports
Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

Global Warming
Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:
o    The company's level of disclosure lags that of its competitors, or
o The company has a poor environmental track record, such as violations of federal and state regulations.

Recycling
Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:
o    The nature of the company's business and the percentage affected
o    The extent that peer companies are recycling
o    The timetable prescribed by the proposal
o    The costs and methods of implementation
o Whether the company has a poor environmental track record, such as violations of federal and state regulations.

Renewable Energy
Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:
o    The nature of the company's business and the percentage affected
o The extent that peer companies are switching from fossil fuels to cleaner sources
o    The timetable and specific action prescribed by the proposal
o    The costs of implementation
o    The company's initiatives to address climate change
Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

GENERAL CORPORATE ISSUES
Link Executive Compensation to Social Performance
Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:
o    The relevance of the issue to be linked to pay
o The degree that social performance is already included in the company's pay structure and disclosed
o    The degree that social performance is used by peer companies in setting pay
o Violations or complaints filed against the company relating to the particular social performance measure
o Artificial limits sought by the proposal, such as freezing or capping executive pay
o    Independence of the compensation committee
o    Current company pay levels.

LABOR STANDARDS AND HUMAN RIGHTS
China Principles
Vote AGAINST  proposals to implement the China  Principles  unless:
o There are serious controversies surrounding the company's China operations, and
o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

Country-specific human rights reports
Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:
o    The nature and amount of company business in that country
o    The company's workplace code of conduct
o    Proprietary and confidential information involved
o    Company compliance with U.S. regulations on investing in the country
o    Level of peer company involvement in the country.

International Codes of Conduct/Vendor Standards
Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:
o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent
o    Agreements with foreign suppliers to meet certain workplace standards
o    Whether  company  and vendor  facilities  are  monitored  and how
o    Company participation in fair labor organizations
o    Type of business
o    Proportion of business conducted overseas
o    Countries of operation with known human rights abuses
o Whether the company has been recently involved in significant labor and human rights controversies or violations
o    Peer  company  standards  and  practices
o    Union presence in company's international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:
o The company does not operate in countries with significant human rights violations
o    The company has no recent human rights controversies or violations, or
o The company already publicly discloses information on its vendor standards compliance.

MacBride Principles
Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:
o    Company compliance with or violations of the Fair Employment Act of 1989
o    Company   antidiscrimination   policies  that  already   exceed  the  legal
     requirements
o    The cost and feasibility of adopting all nine principles
o The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)
o    The potential for charges of reverse discrimination
o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted
o    The level of the company's  investment in Northern Ireland
o    The number of company employees in Northern Ireland
o    The degree that industry peers have adopted the MacBride Principles
o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS
Foreign Military Sales/Offsets
Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.
Landmines and Cluster Bombs
Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:
o    Whether the company has in the past manufactured landmine components
o    Whether the company's peers have renounced future production
Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:
o    What weapons classifications the proponent views as cluster bombs
o Whether the company currently or in the past has manufactured cluster bombs or their components
o    The percentage of revenue derived from cluster bomb manufacture
o    Whether the company's peers have renounced future production

WORKPLACE DIVERSITY
Board Diversity
Generally vote FOR reports on the company's efforts to diversify the board, unless:
o The board composition is reasonably inclusive in relation to companies of similar size and business or
o The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:
o    The degree of board diversity
o    Comparison with peer companies
o    Established process for improving board diversity
o    Existence of independent nominating committee
o    Use of outside search firm
o    History of EEO violations.

Equal Employment Opportunity (EEO)
Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:
o    The company has well-documented equal opportunity programs
o The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
o    The company has no recent EEO-related violations or litigation.
Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Glass Ceiling
Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:
o    The composition of senior management and the board is fairly inclusive
o The company has well-documented programs addressing diversity initiatives and leadership development
o The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
o The company has had no recent, significant EEO-related violations or litigation

Sexual Orientation
Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account:
o Whether the company's EEO policy is already in compliance with federal, state and local laws
o Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees
o    The industry norm for including sexual orientation in EEO statements
o Existing policies in place to prevent workplace discrimination based on sexual orientation
Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10.  Mutual Fund Proxies

Election of Directors
Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:
o    Board structure
o    Director independence and qualifications
o    Attendance at board and committee meetings.

Votes should be withheld from directors who:
o Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.
o Ignore a shareholder proposal that is approved by a majority of shares outstanding
o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
o    Are interested directors and sit on the audit or nominating committee, or
o Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Convert Closed-end Fund to Open-end Fund
Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:
o    Past performance as a closed-end fund
o    Market in which the fund invests
o    Measures taken by the board to address the discount
o    Past shareholder activism, board activity
o    Votes on related proposals.

Proxy Contests
Votes  on  proxy  contests  should  be  determined  on  a  CASE-BY-CASE   basis,
considering the following factors:
o    Past performance relative to its peers
o    Market in which fund invests
o    Measures taken by the board to address the issues
o    Past shareholder activism, board activity, and votes on related proposals
o    Strategy of the incumbents versus the dissidents
o    Independence of directors
o    Experience and skills of director candidates
o    Governance profile of the company
o    Evidence of management entrenchment

Investment Advisory Agreements
Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:
o    Proposed and current fee schedules
o    Fund category/investment objective
o    Performance benchmarks
o    Share price performance compared to peers
o    Resulting fees relative to peers
o    Assignments (where the advisor undergoes a change of control).

Approve New Classes or Series of Shares
Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals
Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:
o    Stated specific financing purpose
o    Possible dilution for common shares
o    Whether the shares can be used for antitakeover purposes.

1940 Act Policies
Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:
o    Potential competitiveness
o    Regulatory developments
o    Current and potential returns
o    Current and potential risk.
Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Change Fundamental Restriction to Nonfundamental Restriction
Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:
o    The fund's target investments
o    The reasons given by the fund for the change
o    The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental
Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

Name Change Proposals
Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:
o    Political/economic changes in the target market
o    Consolidation in the target market
o    Current asset composition

Change in Fund's Subclassification
Votes on  changes  in a  fund's  subclassification  should  be  determined  on a
CASE-BY-CASE   basis,   considering   the   following   factors:
o    Potential competitiveness
o    Current and potential returns
o    Risk of concentration
o    Consolidation in target industry

Disposition of Assets/Termination/Liquidation
Vote these proposals on a CASE-BY-CASE basis, considering the following factors:
o    Strategies employed to salvage the company
o    The fund's past performance
o    Terms of the liquidation.

Changes to the Charter Document
Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:
o    The degree of change implied by the proposal
o    The efficiencies that could result
o    The state of incorporation
o    Regulatory standards and implications.

Vote AGAINST any of the following changes:
o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series
o Removal of shareholder approval requirement for amendments to the new declaration of trust
o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act
o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares
o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements
o Removal of shareholder approval requirement to change the domicile of the fund

Change the Fund's Domicile
Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:
o    Regulations of both states
o    Required fundamental policies of both states
o    Increased flexibility available.

Authorize  the  Board  to Hire and  Terminate  Subadvisors  Without  Shareholder
Approval
Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

Distribution Agreements
Vote these proposals on a CASE-BY-CASE basis, considering the following factors:
o    Fees charged to comparably sized funds with similar objectives
o    The proposed distributor's reputation and past performance
o    The competitiveness of the fund in the industry
o    Terms of the agreement.

Master-Feeder Structure
Vote FOR the establishment of a master-feeder structure.

Mergers
Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:
o    Resulting fee structure
o    Performance of both funds
o    Continuity of management personnel
o    Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals to Establish Director Ownership Requirement
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Proxy Solicitation Expenses
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

FOREIGN PROXY VOTING POLICIES AND GUIDELINES

These guidelines reflect differences between how ICON votes proxies for a U.S. company versus a foreign company. In voting shares of foreign companies, ICON must follow the rules of governing authority in each individual country. In some markets these rules can be complicated and onerous. ICON cannot guarantee its ability to vote shares in countries that engage in the following activities:


o Block trading in company shares during the period between when a vote is due and the date of the company's annual shareholders' meeting;
o    Requiring the payment of fees ICON deems excessive for voting proxies.


1.   Financial Results/Director and Auditor Reports

General Recommendation & Policy
Vote FOR approval of financial statements and director and auditor reports, unless:
o    there are concerns about the accounts  presented or audit  procedures used;
     or
o the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Discussion
Most companies around the world submit these reports to shareholders for approval, and this is one of the first items on most agendas. The official financial statements and director and auditor reports are valuable documents when evaluating a company's annual performance. The director report usually includes a review of the company's performance during the year, justification of dividend levels and profits or losses, special events such as acquisitions or disposals, and future plans for the company.

The auditor report discloses any irregularities or problems with the company's finances. While a qualified report by itself is not sufficient reason to oppose this resolution, it raises cautionary flags of which shareholders should be aware. Most auditor reports are unqualified, meaning that in the auditor's opinion, the company's financial statements are made in accordance with generally accepted accounting principles. When evaluating a company's financial statements, ISS looks at debt/equity levels on the balance sheet, historical sales and earnings performance, dividend history and payout ratios, and the company's performance within its own country and relative to similar companies in its industry. Unless there are major concerns about the accuracy of the financial statements or the director or auditor reports, ISS recommends approval of this item.

2.   Appointment of Internal Statutory Auditors

General Recommendation & Policy
Vote FOR the appointment or reelection of statutory  auditors,  unless:
o there are serious concerns about the statutory reports presented or the audit procedures used;
o    questions exist  concerning any of the statutory  auditors being appointed;
     or
o the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Discussion
The appointment of internal statutory auditors is a routine request for companies in Latin America, Italy, Spain, Portugal, Japan, Korea, and Russia. The statutory auditing board is usually composed of three to five members, including a group chairman and two alternate members, all of whom are expected to be independent. In addition to the regular duty of verifying corporate accounts, the auditor board is responsible for supervising management and ensuring compliance with the law and articles of association. The auditors must perform an audit of the accounts every three months and present to shareholders a report on the balance sheet at the AGM. For most countries, the auditors are elected annually and may seek reelection. ISS recommends supporting the appointment of statutory auditors unless there are serious concerns about the reports presented or questions about an auditor's qualifications.

3.   Allocation of Income

General Recommendation & Policy
Vote FOR approval of the  allocation of income,  unless:
o the dividend payout ratio has been consistently below 30 percent without adequate explanation; or
o    the payout is excessive given the company's financial position.

Discussion
Many countries require shareholders to approve the allocation of income generated during the year. These proposals usually, but not always, contain an allocation to dividends. When determining the acceptability of this proposal, ISS focuses primarily on the payout ratio. Payouts of less than 30 percent or more than 100 percent are a trigger for further analysis. The minimum level of 30 percent is based on a review of international practice. Payouts of more than 100 percent are a signal that the company is dipping into reserves to make the payment. Further analysis of payout ratios should include the following: an examination of historical payouts to determine if there is a long-term pattern of low payouts; exceptional events that may have artificially modified earnings for the year; the condition of a company's balance sheet; comparisons with similar companies both domestically and internationally; and the classification of the company as growth or mature.
Justifications for extreme payouts must be reviewed carefully. If the company has an adequate explanation for a certain payout, ISS supports the income allocation as proposed. However, if a company has a pattern of low payouts, fails to adequately justify the retention of capital, and is not experiencing above-average growth, ISS recommends opposing the proposal. A vote against the payout is also recommended if a company appears to be maintaining an excessive payout that may affect its long-term health.

Stock (Scrip) Dividend Alternative

General Recommendation & Policy
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Discussion
Stock (scrip) dividend alternatives, whereby shareholders are offered the option of receiving their dividend payment in the form of fully paid ordinary shares, are common proposals worldwide. While dividend payments in the form of shares in lieu of cash do not immediately add to shareholder value, they allow companies to retain cash and to strengthen the position and commitment of long-term shareholders. ISS opposes stock dividend proposals that do not allow a cash option unless management shows that the cash outflow is detrimental to the company's health and to long-term shareholder value.

Amendments to Articles of Association

General Recommendation & Policy
Vote amendments to the articles of association on a CASE-BY-CASE basis.

Discussion
Requests to amend a company's articles of association are usually motivated by changes in the company's legal and regulatory environment, although evolution of general business practice can also prompt amendments to articles. Such proposals are especially common whenever stock exchange listing rules are revised, new legislation is passed, or a court case exposes the need to close loopholes.

Amendments to articles range from minor spelling changes to the adoption of an entirely new set of articles. While the majority of such requests are of a technical and administrative nature, minor changes in wording can have a significant impact on corporate governance. As such, ISS carefully scrutinizes any changes to a company's articles.

From a company's perspective, it is often more efficient to adopt a new set of articles than to introduce numerous amendments. However, bundling changes that treat different provisions of the articles into one voting item prevents shareholders from separating items of concern from routine changes. By leaving a shareholder with an all-or-nothing choice, bundling allows companies to include negative provisions along with positive or neutral changes.

When reviewing new or revised articles, ISS classifies each change according to its potential impact on shareholder value and then weighs the package as a whole. The presence of one strongly negative change may warrant a recommendation against the resolution. In assigning these classifications, ISS is not concerned with the nature of the article being amended, but rather focuses on whether the proposed change improves or worsens the existing provision.

The final criterion on which ISS bases its decision is whether failure to pass a resolution would cause an immediate loss of shareholder value. In such cases, ISS supports even a bundled resolution that includes negative changes.

Change in Company Fiscal Term

General Recommendation & Policy
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Discussion
Companies routinely seek shareholder approval to change their fiscal year end. This is a decision best left to management. ISS opposes this resolution only if the company is changing its year end to postpone its AGM. Most countries require companies to hold their AGM within a certain period of time after the close of the fiscal year. If a company is embroiled in a controversy, it might seek approval to amend its fiscal year end at an EGM to avoid controversial issues at an AGM. ISS opposes the change in year end in these cases.

Lower Disclosure Threshold for Stock Ownership

General Recommendation & Policy
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Discussion
ISS's recommended level for ownership disclosure is five percent. A level below that does not add substantially to shareholders' interests and is often only a pretext for an antitakeover defense. A lower level also requires a greater number of shareholders to disclose their ownership, causing a greater burden to shareholders and to the company. Positions of more than five percent are significant, however, and this is the standard that the U.S. SEC uses.

In certain cases, shareholders may want to know of smaller positions-at a troubled company likely to be put in play, for example. ISS examines these companies to determine if these lower thresholds would benefit shareholders.

Amend Quorum Requirements

General Recommendation & Policy
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Discussion
Quorum requirements differ widely by market. In the United States, for instance, a quorum of a majority of the outstanding shares is the norm. In many global markets, however, the percentage of shares represented at meetings is not as high as in the United States. Indeed, many companies incorporated in markets outside the United States have difficulty attaining a quorum.

Proposals to amend the quorum requirement are evaluated on a case-by-case basis based on market norms, the company's reasons for the change, and the company's ownership structure. With respect to the latter, companies that have a substantial shareholder or shareholder group should set their quorum requirement well above the percentage of shares owned by such shareholder or shareholder group. Quorum requirements are intended to ensure that a broad range of shareholders is represented at meetings. Setting a quorum requirement that is too low, whether in absolute terms or relative to the holdings of a large shareholder, undermines this purpose. A low quorum requirement is of particular concern in markets where resolutions are decided on the basis of either shares present and entitled to vote at a meeting or votes cast at the meeting; in such cases, once a quorum is attained the shares present, regardless of whether they are representative of the entire body of shareholders, will be able to decide the matters under consideration at the meeting.

Transact Other Business

General Recommendation & Policy
Vote AGAINST other business when it appears as a voting item.

Discussion
This item provides a forum for questions and any other resolutions that may be brought up at the meeting. In most countries the item is a formality and does not require a shareholder vote, but companies in certain countries include other business as a voting item. Because shareholders who vote by proxy cannot know what issues will be raised under this item, ISS cannot recommend that shareholders approve this request when asked for a vote. While ISS recognizes that in most cases this item is a formality or includes discussion that will have no impact on shareholders, shareholders cannot risk the negative consequences of voting in advance on an item for which information has not been disclosed.

Director Elections

General Recommendation & Policy
Vote FOR management nominees in the election of directors, unless:
o there are clear concerns about the past performance of the company or the board; or
o    the board fails to meet minimum corporate  governance  standards.
Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities. Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.
Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)

Discussion
ISS considers director elections to be one of the most important voting decisions that shareholders make, especially because shareholders are only given the opportunity to review their companies' operations once a year at the AGM. Thus, if detailed information on boards or nominees is available, analysis to the highest degree possible is warranted. Directors function as the representatives of shareholders throughout the year and are therefore a crucial avenue of ongoing influence on management.

Levels of disclosure regarding directors vary widely. In some countries, such as the United Kingdom, Canada, and Australia, companies publish detailed information such as director biographies, share ownership, and related information that aids shareholders in determining the level of director independence. In many other countries, the only information available on directors is their names, while still other countries disclose no information at all. In cases where detailed information about directors is not available, it would be counterproductive to vote against directors on the basis of a lack of information. Opposition to specific nominees or boards should be supported by specific problems or concerns.

While ISS supports the annual election of directors, boards in many countries are divided into two or more classes that are elected on a staggered basis. This system of classified boards is common across the world. Only Canadian companies routinely elect the entire board on an annual basis, but even in Canada companies may classify their board if an appropriate amendment is made to the articles. In certain countries, executive directors may be appointed for terms of up to five years, and a company's articles may give executive directors protected board seats under which they are not subject to shareholder election. ISS opposes protected board seats and preferential treatment of executive directors.

When reviewing director election proposals, ISS examines board composition, company performance, and any negative views or information on either the company or individual directors. ISS determines the number of executive, independent, and affiliated directors on the board, the existence and composition of board committees, and the independence of the chairman. An affiliated director is defined as one who represents a major shareholder; has significant commercial contacts with the company as a legal counsel, auditor, or consultant; has held executive positions within the company in the past; or is related to the founding family, another board member, or a top executive. In cases where board composition is of concern, the company's general health and its recent financial performance may play a part in the evaluation of directors. Individual director information is also considered, including share ownership among director nominees.

ISS also takes into account the attendance records of directors when such information is provided to shareholders, using a benchmark attendance rate of 75 percent of board meetings. If an individual director fails to attend at least 75 percent of board meetings for two or more consecutive years, ISS makes further inquiries to the company regarding the absences. ISS recommends withholding votes against the director unless the company has provided a reasonable explanation for the absences. International companies tend to have directors who reside in other countries on their boards, making attendance difficult. While ISS understands the difficulties imposed on such directors, failing to attend meetings prevents directors from fulfilling their fiduciary obligations and adequately representing shareholder interests. Other business obligations and conflicting travel schedules are not acceptable reasons for consistently poor attendance records. ISS supports the use of teleconferencing and videoconferencing to cope with the increasing time and travel demands faced by directors in global business.

Statements of corporate governance practices are also helpful in reviewing director election proposals, but only in a few countries are these routinely included as part of the annual report, usually as a listing requirement of the major stock exchange. These reports are required in Australia, Canada, South Africa, and the United Kingdom.

For shareholder nominees, ISS places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

Director Compensation

General Recommendation & Policy
Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry. Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

Discussion
Proposals seeking shareholder approval for nonexecutive directors' fees are not controversial in most countries. ISS generally supports resolutions regarding directors' fees unless they are excessive relative to fees paid by other companies in the same country or industry. In evaluating such proposals, ISS focuses on the fees paid to each nonexecutive or, if such detailed information is not available, on the aggregate amount payable to all of the nonexecutives. Where available, ISS will also take into consideration evidence of past abuses, both by the company and those, if any, characteristic of the market.

Companies in many markets provide their nonexecutives an option to receive all or a portion of their cash fees in the form of company shares. We approve these measures as the exchange is on a 'dollar-for-dollar' basis, that is, as long as a director receives shares having a cash value equal to that of the foregone fees, with the share price used for such calculation being determined on a reasonable date. While there is some dilution associated with such payments, such dilution is minimal, and in any event, increasing directors' share ownership is likely to align the interests of the directors with those of shareholders.

However, we will not support such arrangements if the exchange is not dollar-for-dollar; such exchanges put shareholders at a disadvantage by providing directors the opportunity to receive shares at discount, and the interests of directors who have acquired shares at a discount are likely to be less closely aligned with those of other shareholders. Some companies provide their nonexecutive directors the opportunity to exchange all or a portion of their cash fees for stock options; we would evaluate such grants in accordance with our stock option guidelines.

As is already common in the United States, companies in some global markets have begun to provide their nonexecutives with stock options as a separate element of their remuneration. In such countries, proposals seeking approval for the remuneration of nonexecutive directors cannot be evaluated without detailed information regarding the proposed remuneration, which could include options, and in some cases, discounted options. Remuneration proposals that include option grants must be evaluated in accordance with the guidelines for stock options. Likewise, remuneration proposals that could include option grants-by virtue of their being proposed by a company in a market where option grants to nonemployee directors are common-must also be evaluated in accordance with the guidelines for stock options.

Some countries require shareholder approval for the remuneration of executive as well as nonexecutive directors. Companies in such markets occasionally bundle nonexecutive and executive remuneration proposals into a single resolution. While ISS generally believes that executive compensation is the purview of the board, when proposed executive compensation is gratuitous or otherwise excessive in light of market norms or there is past evidence of abuse, ISS will recommend a vote against such resolutions. In reviewing such proposals, our analysis focuses, among other things, on the amount of the proposed compensation relative to market norms but also relative to the company's financial performance. For example, absent performance criteria and appropriate limits, it would be inappropriate to approve a resolution entitling an executive to a bonus equal to a substantial portion of a company's profits.

Retirement benefits for nonexecutive directors are inappropriate, as they increase the directors' financial reliance on the company and could call into question the objectivity of their decision-making. In addition, most directors have served as senior executives of other companies, and adequate retirement benefits should be provided through these companies. The only caveat to this policy would be for professional nonexecutive directors such as those found in the United Kingdom. However, requests for such benefits in the United Kingdom are rare, and the appropriateness of using shareholder funds in this manner is questionable.

Discharge of Board and Management

General Recommendation & Policy
Vote FOR discharge of the board and management, unless:
o there are serious questions about actions of the board or management for the year in question; or

o    legal action is being taken against the board by other shareholders.

Discussion
The annual formal discharge of board and management represents shareholder approval of actions taken during the year. Discharge is a tacit vote of confidence in the company's management and policies. It does not necessarily eliminate the possibility of future shareholder action, although it does make such action more difficult to pursue. Meeting agendas normally list proposals to discharge both the board and management as one agenda item.

This is a routine item in many countries. Discharge is generally granted unless a shareholder states a specific reason for withholding discharge and plans to undertake legal action. Withholding discharge is a serious matter and is advisable only when a shareholder has concrete evidence of negligence or abuse on the part of the board or management, has plans to take legal action, or has knowledge of other shareholders' plans to take legal action. If evidence suggests that one or more board or management members are responsible for problems such as fraud or grave mismanagement, shareholders can withhold discharge from these individuals and pursue further legal action. Poor performance that can be directly linked to flagrant error or neglect on the part of the board or management, or board actions that are detrimental to
shareholders'   interests,  may  also  constitute  grounds  for  voting  against discharge.

If shareholders approve discharge of the board and management, they will face a greater challenge if they subsequently decide to pursue legal action against these parties. Shareholders would be required to prove that management or the board did not supply correct and complete information regarding the matter in question.

Director, Officer, and Auditor Indemnification and Liability Provisions

General Recommendation & Policy
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.

Discussion
The scope of directors' and officers' indemnification and liability provisions varies by market. Within reason, ISS seeks to respect the indemnification and liability protections applicable in each market, but some markets allow companies to provide indemnification and liability protection that we deem excessive. In general, ISS believes that officers and directors should only be eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company. Providing indemnification and liability protection beyond such levels would effectively absolve officers and directors of their duties to shareholders. ISS recognizes that limiting a company's ability to provide liability and indemnification protection may limit its ability to attract and retain qualified directors and executives and that indemnification provisions afford directors and officers protection to take risks and maximize shareholder wealth. However, ISS also believes that providing liability and indemnification protection in excess of that outlined above could unfairly prejudice shareholders in holding officers and directors accountable and that the level of protection allowed under our guidelines represents a reasonable compromise.

When evaluating indemnification and liability provisions in more developed markets that enumerate the duty of loyalty and the duty of care, ISS also takes into account the liability and indemnification provisions contained in ISS's

U.S. Proxy Voting Guidelines. Although ISS supports indemnifying directors and officers, ISS opposes providing these protections to auditors. These payments call into question the objectivity of the auditor in carrying out the audit, as the fees paid on its behalf could be greater than the audit fees alone. Eliminating concerns about being sued for carelessness could also lead to a decrease in the quality of the audit. Given the substantial settlements against auditors in recent years for poor audit practices, the cost of such insurance to the company and its shareholders is unwarranted.

Board Structure

General Recommendation & Policy
Vote FOR proposals to fix board size.
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Discussion
Resolutions  relating  to board  structures  range  from  fixing  the  number of
directors  or   establishing  a  minimum  or  maximum  number  of  directors  to introducing classified boards and director term limits.

Board Size
Proposals to fix board size are common and are routinely approved. Proposals to establish a range of board size are also frequent; a range of two or three open slots relative to the existing board size is reasonable, as it gives the company some flexibility to attract potentially valuable board members during the year. Latitude beyond this range is inappropriate, however, because companies can use this freedom to hinder unwanted influence from potential acquirers or large shareholders.

Adopt Classified Board
ISS prefers that all directors stand for reelection every year. All directors should be accountable to shareholders on an annual basis, as the ability to elect directors is the single most important use of the shareholder franchise.

While classified boards are the norm in most countries, some companies have chosen to place their directors up for annual election. ISS supports initiatives to declassify boards and opposes proposals to classify previously unstaggered boards. Classifying the board makes it more difficult to effect a change of control through a proxy contest; because only a minority of the directors are elected each year, a dissident shareholder would be unable to win control of the board in a single election.

Introduction of Mandatory Age of Retirement
ISS believes that age should not be the sole factor in determining a director's value to a company. Rather, each director's performance should be evaluated on the basis of their individual contribution and experience.

Altering Board Size
Companies may attempt to increase board size in order to add related or like-minded directors to the board. Conversely, establishing a minimum number of directors could make it easier to remove independent directors from the board. ISS considers these proposals on a case-by-case basis.

All proposals to alter board size during a proxy fight or other possible contests for control should be opposed. Allowing directors to alter the terms of a contest while it is underway is not in shareholders' interests, as this tactic could be used to thwart a takeover that is in shareholders' interests.

Two-Tiered Boards
Companies in many countries have a two-tiered board structure, comprising a supervisory board of nonexecutive directors and a management board with executive directors. The supervisory board oversees the actions of the management board, while the management board is responsible for the company's daily operations. Companies with two-tiered boards elect members to the supervisory board only; management board members are appointed by the supervisory board. In Austria, Brazil, the Czech Republic, Germany, Peru, Poland, Portugal, and Russia, two-tiered boards are the norm. They are also permitted by company law in France and Spain.

Capital Systems

Companies have one of two main types of capital systems: authorized and conditional. Both systems provide companies with the means to finance business activities, but they are considerably different in structure. Which system is used by a company is determined by the economic and legal structure of the market in which it operates.

Authorized Capital System
The authorized capital system sets a limit in a company's articles on the total number of shares that can be issued by the company's board. The system allows companies to issue shares from this preapproved limit, although in many markets shareholder approval must be obtained prior to an issuance. Companies also request shareholder approval for increases in authorization when the amount of shares contained in the articles is inadequate for issuance authorities. ISS reviews proposals for such increases based on the following criteria: the history of issuance requests; the size of the request; the purpose of the issuance (general or specific) associated with the increase in authorization; and the status of preemptive rights (see pol.19 and pol.21).

Conditional Capital System
Under the conditional capital system, companies seek authorizations for pools of capital with fixed periods of availability. For example, if a company seeks to establish a pool of capital for general issuance purposes, it requests the creation of a certain number of shares with or without preemptive rights, issuable piecemeal at the discretion of the board for a fixed period of time. Shares unissued after the fixed time period lapse. This type of authority would be used to carry out a general rights issue or small issuances without preemptive rights.

Requests for a specific issuance authority are tied to a specific transaction or purpose, such as an acquisition or the servicing of convertible securities. Such authorities cannot be used for any purpose other than that specified in the authorization. In this case, a company requests the creation of a certain number of shares with or without preemptive rights, issuable as needed for the specific purpose requested. This pool of conditional capital also carries a fixed expiration date.

In reviewing these proposals, ISS takes into consideration the existence of pools of capital from previous years. Because most capital authorizations are for several years, new requests may be made on top of the existing pool of capital. While most requests contain a provision to eliminate earlier pools and replace them with the current request, this is not always the case. Thus, if existing pools of capital are being left in place, the aggregate potential dilution amount from all capital should be considered.

Share Issuance Requests

General Recommendation & Policy
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.
Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

General Issuances
General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Approval of such requests gives companies sufficient flexibility to carry out ordinary business activities without having to bear the expense of calling shareholder meetings for every issuance.

Issuances can be carried out with or without preemptive rights. Preemptive rights permit shareholders to share proportionately in any new issuances of stock. These rights guarantee existing shareholders the first opportunity to purchase shares of new issuances of stock in the class they own in an amount equal to the percentage of the class they already own. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.

ISS believes that the ability to double share capital through a rights issue (with preemptive rights) provides the company with sufficient financing to meet most contingencies. Rights issues for general capital needs of more than 100 percent of outstanding capital warrant shareholder approval. Issuance authorities of more than 100 percent can lead to excessive cash calls on shareholders, requiring them to provide the funds necessary to maintain their relative positions in the company or to accept substantial dilution.

In some cases, companies may need the ability to raise funds for routine business contingencies without the expense of carrying out a rights issue. Such contingencies could include the servicing of option plans, small acquisitions, or payment for services. When companies make issuance requests without preemptive rights, shareholders suffer dilution as a result of such issuances. Therefore, authorizations should be limited to a fixed number of shares or a percentage of capital at the time of issuance. While conventions regarding this type of authority vary widely among countries, ISS routinely approves issuance requests without preemptive rights for up to 20 percent of a company's outstanding capital.

Stock exchange listing rules also play a factor in determining the acceptability of share issuance requests. In some markets, companies may ask for the authority to issue all of their authorized but unissued share capital, yet the country's stock exchange prevents a company from issuing more than ten percent of the company's share capital in any one year without seeking additional shareholder approval. Another example is global companies that are listed on NASDAQ or the New York Stock Exchange (NYSE). Generally speaking, companies listed on NASDAQ and the NYSE must seek shareholder approval for any issuance of shares or of securities convertible into shares in excess of 20 percent of the company's outstanding shares at the time of issuance. If stock exchange listing requirements include adequate safeguards with respect to share issuances, ISS will approve the request unless there are specific concerns with the company.

Specific Issuances
Specific issuance requests should be judged on their individual merits. For example, a company may request the issuance of shares for an acquisition in the form of a rights issue to raise funds for a cash payment, or else a company could request an issuance without preemptive rights for use in a share-based acquisition or issuance to a third party. Such a request could be of any size, and ISS recommends approval as long as the proposal is sound. A more routine request would be an authority to issue shares without preemptive rights for issuance as needed upon conversion of convertible securities or to service a share option plan. These shares can only be used for the purpose defined in the resolution.

Increases in Authorized Capital

General Recommendation & Policy
Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
o the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
o the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.
Vote AGAINST proposals to adopt unlimited capital authorizations.

Discussion
Increases in authorized capital are requested both for general financing flexibility and to provide for a specific purpose. Companies need an adequate buffer of unissued capital in order to take advantage of opportunities during the year, thus they often request increases in authorized capital for no specific purpose other than to retain this flexibility. ISS believes that approving such requests is reasonable.

An increase of 100 percent over the existing authorization gives the company sufficient flexibility in any given year, but requiring that at least 30 percent of the new authorization be outstanding also limits the company's ability to abuse this privilege. If a company wishes to issue shares for any unforeseen reason during the year that would double (or possibly triple) outstanding share capital, an EGM to seek shareholder approval is justified.

Another important consideration is the status of preemptive rights. Not all countries recognize shareholders' preemptive rights, and excessive authorizations could lead to substantial dilution for existing shareholders. When preemptive rights are not guaranteed, companies do not need shareholder approval for share issuances as long as the issuance does not result in an increase above the authorized capital limit.

For specific requests, increases in capital up to any size may be justified if the purpose of the new authorization is in shareholders' interests. Such increases may be needed to fund a variety of corporate activities, thus each proposal must be reviewed on its individual merits. However, the same concerns with dilution exist if the outstanding capital is still less than 30 percent of the new authorization after all issuances take place.

ISS recommends that shareholders vote against proposals seeking to increase authorized capital to an unlimited number of shares. ISS does not believe that companies need unlimited financial flexibility to transact ordinary business because such an arrangement precludes management from periodically consulting shareholders for new capital. Unlimited authorizations may also be used as antitakeover devices, and they have the potential for substantial voting and earnings dilution. As such, they are not in shareholders' best interests.

Reduction of Capital

General Recommendation & Policy
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Discussion
Proposals to reduce capital can cover a variety of corporate actions, ranging from routine accounting measures to reductions pertaining to a significant corporate restructuring in the face of bankruptcy. In addition, proposals to reduce capital can vary significantly from market to market as a result of local laws and accounting standards. Some examples of capital reduction proposals found overseas include:

Reduction in Stated Capital
One example of this type of proposal asks shareholders to allow the board to reduce the company's deficit and create a contributed surplus by effecting a reduction in the state capital of the company's common shares. A company may take this action if its net assets are in danger of falling below the aggregate of its liabilities and its stated capital. Should that situation occur, under some corporate law statutes the company would be prohibited from paying dividends on its shares. ISS usually supports such proposals as they are considered to be routine accounting measures. This type of proposal is seen often in Canada.

Reduction in Connection with Cancellation of Repurchased Shares
A company may also seek a reduction in capital corresponding to the cancellation of shares repurchased in connection with an earlier buyback authorization. The amount of equity that may be cancelled is usually limited to ten percent by national law. This type of proposal is seen most often in Scandanavia, Japan, Spain, and some Latin America markets and is considered a routine accounting measure.

Reduction in Connection with Dividend Payments
If a board determines growth in income to be insufficient to enable the payment of a dividend, it may propose to lower the par value of the company's shares and pay the difference in par value back to the shareholders, effecting a corresponding reduction in capital. Such reduction is normally effected proportionately against all outstanding capital, and therefore does not involve any material change relative to shareholder value. Thus, ISS generally recommends that shareholders vote for these proposals, which are most often seen in Switzerland, Spain, and some Latin American markets.

Reduction in Connection with Repayment and Cancellation of Deferred Shares and Preference Shares
Companies may also seek approval for the reduction of share capital pursuant to a repayment and cancellation of deferred shares or preference shares. Deferred shares may be created as bonus shares by a company capitalizing credit from a share premium account pursuant to a reorganization plan, for example, to return excess capital back to shareholders. The company then repurchases the bonus shares in exchange for cash equal to their nominal value and cancels them through a capital reduction. Companies that have preference shares outstanding may also request to cancel and repay these shares which may no longer be required for the carrying out of their financial objectives and may accrue administration costs which have become disproportionate to the benefits of maintaining such shares. Preference shares also carry certain rights that restrict the flexibility of conducting certain corporate actions, in particular share repurchases, which is another reason why companies propose to cancel such shares. In either case, ISS supports such reductions as they simplify capital structure and save on administration costs and remove certain restrictions associated with preference shares. This type of proposal is commonly seen in the United Kingdom.

Reduction in Connection with Restructuring
As noted above, some proposals to reduce capital are made in connection with a significant corporate restructuring. ISS generally supports such proposals because opposition could lead to insolvency, which is not in shareholders' interests. Evaluation of this type of proposal should take a realistic approach to the company's situation and the future prospects for shareholders.

Capital Structures

General Recommendation & Policy
Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.
Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

ISS supports a one share, one vote policy and opposes mechanisms that skew voting rights. Shareholders' voting rights should accrue in accordance with their equity capital commitment to the company. Dual class capital structures entrench certain shareholders and management, insulating them from possible takeovers or other external influence or action. The interests of parties with voting control may not be the same as those of shareholders constituting a majority of the company's capital. Additionally, research and market experience have shown that companies with dual class capital structures or other antitakeover mechanisms consistently trade at a discount to similar companies without such structures.

When companies with dual class capital structures seek shareholder approval for the creation of new shares, ISS opposes the creation of additional supervoting shares because this perpetuates the dual class structure. If companies are seeking to increase ordinary or subordinate share capital, ISS reviews such requests on a case-by-case basis. If the shares are needed for a specific purpose, ISS recommends approval as long as the proposal meets the issuance guidelines for specific requests. Refusing such requests could cause an immediate loss of shareholder value by not allowing the company to carry out its ordinary business. However, ISS opposes general share creation requests on the grounds that they would perpetuate unequal voting structures. If shareholders routinely approve the creation of ordinary or subordinate voting shares, the company has no incentive to reform its capital structure. By not approving such requests, shareholders can send a signal of dissatisfaction to management.

If a company submits a proposal, which in effect would narrow the gap between the number of votes attached to each share class but not necessarily eliminate the inequality, ISS may still consider supporting the proposal since it entails an improvement compared to the current situation.

Preferred Stock
General Recommendation & Policy
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid. Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Discussion
Preferred stock is an equity security, but also has certain features that liken it to debt instruments, such as fixed dividend payments, seniority of claims relative to regular common stock, and (in most cases) no voting rights except on matters that affect the seniority of preferred stock as a class. Preferred stock usually ranks senior to a company's ordinary shares with respect to dividends and the distribution of assets or winding up of the company. Preferred stock can be an effective means of raising capital without increasing debt levels, especially if a company has recently concluded a series of acquisitions.

In determining the acceptability of proposals relating to preferred stock, ISS examines the rights and terms of the proposed shares, including their designation, conditions, restrictions, and limitations. ISS prefers that the terms of preferred stock be set out at the time of the issuance or authorization request. Also important is the company's justification for issuing or authorizing preferred stock. Whether or not the preferred shares carry voting rights is also considered, especially if the preferred stock will feature superior voting rights to the common shares. While ISS believes that preferred shares are a valid form of financing, we also believe that the creation or issuance of preference shares should be limited to 50 percent of a company's share capital. ISS will also oppose cases where there has been evidence of management abuse of a past issuance authority.

Voting Preferred Stock
In some markets, preferred stock carries voting rights. Such preference shares may carry voting rights equal to the voting rights of the common shares or may carry multiple voting rights. In such cases, ISS's guidelines on capital structure are applied. ISS supports a one share, one vote policy and opposes measures that seek to establish dual-class capital structures. However, if a company already has a preference share authorization with different voting rights than the common shares, ISS will approve additional issuances of the preference shares, as long as issuances of these preferred shares are limited and do not adversely affect the rights of common shareholders.

Convertible Preferred Stock
Companies may also seek approval for the creation or issuance of preferred stock that is convertible into common stock. If the shares are convertible into common shares, ISS evaluates the conversion ratio and calculates the maximum number of shares that could be issued upon conversion to determine the potential amount of dilution that could result for common shareholders as a result of the proposal. ISS's equity issuance guidelines are then applied to determine whether the level of dilution is in shareholder's best interests.

Blank Check  Preferred Stock
Companies may also seek shareholder approval for blank check preferred stock, which refers to blanket authorities to issue preferred stock under which the directors are allowed to set the size, terms, and recipient of such shares at the time of issuance. Blank check preferred stock can be used for legitimate corporate purposes such as raising capital or making acquisitions. By not establishing the terms of preferred stock at the time the class of stock is created, companies maintain the flexibility to tailor their preferred stock offerings to prevailing market conditions. However, blank check preferred stock can also be used as an entrenchment device. The ability to issue a block of preferred stock with multiple voting or conversion rights to a friendly investor is a powerful takeover defense.

ISS supports blank check preferred stock proposals as long as the proposal states that the shares will not be issued as a takeover defense. ISS also considers, on a case-by-case basis, proposals to increase authorizations of blank check preferred stock when shareholders have already approved the class of stock and the company has a history of issuing such stock for legitimate financing purposes. Theoretically, companies with authorized blank check preferred stock can use these shares for antitakeover purposes as long as there are a few shares remaining, as they are free to set voting or conversion terms with each issue. Therefore, an increase in authorization may have little effect on the usage of this stock. In cases where a company has issued preferred stock from its authorization for legitimate financing purposes, there is no reason to object to an increase.

Debt Issuance Requests

General Recommendation & Policy
Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Discussion
Debt issuance is a popular financing strategy in world markets. Companies routinely issue bonds directly to shareholders in order to raise funds while enjoying low borrowing costs, although bonds are also often issued without preemptive rights. The issuance of unsecured debt can often include warrants, which are detached at the time of bond issuance. Warrants are usually attached to a debt issuance in order to enhance the marketability of the accompanying fixed income security. Debt instruments are often issued with the right to convert into equity securities. Convertible bonds give holders the choice of becoming shareholders, thereby increasing the shareholder base and liquidity of the company's stock, or selling their newly converted shares on the open market. In addition, many companies issue debt denominated in currencies other than that of their home market.

When evaluating a debt issuance request, ISS determines the type of debt instrument being issued, the characteristics of the instrument (including whether or not it is convertible into common stock), the intended recipient of the issuance, and the company's justification for the issuance.

In the case of convertible debt, ISS evaluates the conversion ratio and calculates the maximum number of shares that could be issued upon conversion to determine the potential amount of dilution that could result from the proposal. ISS's equity issuance guidelines are then applied to determine whether the level of dilution is in shareholders' best interests.

In the case of nonconvertible debt, ISS takes into account the size and purpose of the increase, and the board's use of past authorizations including examining whether there has been a history of abuse of the authorities. ISS looks at the company's current financial situation, specifically examining its current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. ISS also considers other factors such as the company's growth over the past five years relative to earnings or market capitalization, recent corporate events that might affect the company's bottom line (such as the acquisition of a major competitor or the release of a revolutionary product), and the normal debt levels in the company's industry and country of origin. Although all of these considerations are factored into ISS's analysis of debt issuance proposals, ISS generally believes that such financing concerns are best decided by management. ISS will, however, issue vote recommendations against such proposals in cases where there has been evidence of management abuse of an authority, where the proposal is not in line with market practices, or extreme cases where shareholders' rights could be negatively affected.

Companies may also seek shareholder approval to restructure existing debt arrangements. ISS generally supports restructuring proposals, particularly if the company is in danger of default. However, ISS will oppose restructuring proposals in which common shareholders are being treated unfairly.

Pledging of Assets for Debt

General Recommendation & Policy
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Discussion
In certain countries, shareholder approval is required when a company needs to secure a debt issuance with its assets. In many cases, this is a routine request and is a formality under the relevant law. When reviewing such proposals, ISS takes into account the terms of the proposed debt issuance and the company's overall debt level. If both of these factors are acceptable, ISS recommends supporting these requests.

Increase in Borrowing Powers

ISS General Recommendation & Policy
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Discussion
In some countries, companies are required to seek shareholder approval for increases in their aggregate borrowing power authorities. The aggregate limit on the board's ability to borrow money is often fixed in a company's articles, and shareholder approval to change this limit is therefore legally required. ISS believes that a company's financing needs are best determined by the board, and modest increases in borrowing powers are necessary to allow the company to take advantage of new acquisition opportunities or to complete development and restructuring projects. ISS's analysis of borrowing power increase requests take into account management's stated need for the increase, the size of the increase, and the company's current gearing level. Large increases in borrowing powers can sometimes result in dangerously high debt-to-equity ratios that could harm shareholder value. If an increase is excessive without sufficient justification and if a company already has exceptionally high gearing compared to its industry, ISS recommends opposing the request.

Share Repurchase Plans

General Recommendation & Policy
Vote FOR share repurchase plans, unless:
o    clear evidence of past abuse of the authority is available; or
o    the plan contains no safeguards against selective buybacks.

Discussion
Proposals regarding share repurchase plans are routine in most countries, and such plans are usually sufficiently regulated by local laws or listing requirements to protect shareholder interests.

ISS looks for the following conditions in share repurchase plans: limitations on a company's ability to use the plan to repurchase shares from third parties at a premium; limitations on the exercise of the authority to thwart takeover threats; and a requirement that repurchases be made at arm's length through independent third parties and that selective repurchases require shareholder approval.

Some shareholders object to companies repurchasing shares, preferring to see extra cash invested in new businesses or paid out as dividends. ISS believes that when timed correctly, stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

Reissuance of Shares Repurchased

General Recommendation & Policy
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Discussion
ISS generally believes that properly timed repurchases of company shares can enhance shareholder value and improve general shareholder returns. With good timing and proper safeguards, the same returns and improvements in shareholder value can be generated through the reissuance of the shares repurchased. In most countries, the text of this general mandate provides sufficient shareholder protection to make this item routine. When reviewing such proposals, ISS takes into account the country's legal framework for such reissuances and the company's history of reissuing shares under the authority.

Capitalization of Reserves for Bonus Issues/Increase In Par Value

General Recommendation & Policy
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Discussion
Companies routinely carry out bonus issues of shares or increases in par value to existing shareholders, usually through the capitalization of reserves from either the share premium reserve or the retained earnings account. Capitalization of these reserves-transferring them into the share capital account-usually requires shareholder approval. These issuances essentially function as dividends.

When companies increase par value or capitalize reserves and distribute new fully paid shares to shareholders free of charge through a bonus issue, there is no cost to shareholders to maintain their stakes and no risk of dilution. This procedure transfers wealth to shareholders and does not significantly impact share value. The only impact on shareholders is that by increasing the number of shares on issue, the company could increase liquidity, enhance marketability, and ultimately expand its shareholder base.

Reorganizations/Restructurings

General Recommendation & Policy
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Discussion
Requests to approve corporate reorganizations or restructurings range from the routine shuffling of subsidiaries within a group to major rescue programs for ailing companies. ISS usually approves such resolutions unless there are clear conflicts of interest among the various parties, shareholders' rights are being negatively affected, or certain groups or shareholders appear to be getting a better deal at the expense of general shareholders.

In the case of routine reorganizations of assets or subsidiaries within a group, ISS's primary focus with the proposed changes is to ensure that shareholder value is being preserved. This includes the effect of the reorganization on the control of group assets, the final ownership structure, the relative voting power of existing shareholders if the share capital is being adjusted, and the expected benefits arising from the changes.

In the case of a distress restructuring of a company or group, shareholders' options are far more limited; often, they have no choice but to approve the restructuring or lose everything. In such cases, ISS first determines the company's degree of distress by determining whether or not the company still has a positive net asset value-that is, if realizable assets are greater than liabilities. Although rare, liquidation should be considered an option in these situations.

In most cases, however, the company has a negative asset value, meaning that shareholders would have nothing left after a liquidation. ISS seeks to ensure that the degree of dilution proposed is consistent with the claims of outside parties and is commensurate with the relative commitments of other company stakeholders. Existing shareholders usually must accept the transfer of majority control over the company to outside secured creditors. Ultimately, ownership of a small percentage of something is worth more than majority ownership of nothing.

Mergers and Acquisitions

ISS General Recommendation & Policy
Vote FOR mergers and acquisitions, unless:
o the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or
o the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.
ABSTAIN if there is insufficient information available to make an informed voting decision.

Discussion
When evaluating the merits of a proposed acquisition, merger, or takeover offer, ISS focuses on the impact of the proposal on shareholder value, both in the immediate and long term. The primary concern is to determine whether or not the proposal is beneficial to shareholders' existing and future earnings stream and to ensure that the impact on voting rights is not disproportionate to that benefit. Although ISS examines these proposals primarily from a corporate governance perspective, a variety of other factors are considered, including the financial terms of the transaction and the strategic rationale for the proposal.

In the case of an acquisition, ISS examines the level of voting or earnings dilution and the logic of the proposed purchase if large share issuances are required. The method of financing is also important, as various methods can result in different valuations than originally perceived. ISS also checks for an independent valuation of the terms, particularly if the target of the acquisition is not a publicly traded entity or asset and precise market valuations are not readily available. ISS also considers the control premium in the transaction. Control premiums on acquisitions vary widely depending on the industry, the time period, and the country. For publicly traded entities or assets, ISS looks at the price of the acquisition relative to the average market price prior to any announcement, as well as the historical price trends for 60 days prior. For nonpublicly traded entities or assets, an independent financial evaluation becomes even more important.

In the case of mergers, ISS examines whether or not the merger makes commercial or strategic sense for the company. ISS also considers the method of effecting the merger and the ultimate impact on shareholders of the proposed financial and corporate governance structure. While historical relative valuations based on market prices are useful in the financial evaluation process, the often complicated financial details of such proposals make an independent fairness opinion of extreme importance. The proposed board structure, share capital structure, relative share ownership, and any takeover defenses of the new company are all important factors for consideration in this evaluation process.

Obviously, levels of disclosure regarding merger and acquisition proposals will vary greatly from market to market. In more developed markets, shareholders are often provided with detailed financial and governance information as well as an independent fairness opinion and in some cases, a formal valuation report. When evaluating proposals in these markets, ISS relies primarily on the documents and information provided by the company and its advisors. However, in many emerging markets, detailed information regarding mergers and acquisitions can be scarce. In these markets, ISS must rely more heavily on secondary sources, including local shareholder associations, market reaction to the proposed transaction, and news reports.

If the details of a given proposal are unclear or not available and a fairness opinion (in markets where they are regularly provided) is also not available, ISS recommends either abstaining on or voting against the proposal. Abstention would most likely be the result of a lack of information about the proposal. If a company is uncooperative in providing information about the proposal or is evasive when responding to questions, ISS recommends voting against it.

Mandatory Takeover Bid Waivers

General Recommendation & Policy
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Discussion
Many countries impose a bid threshold that forces any shareholder whose stake exceeds the limit to tender a public bid to all the other owners to purchase the remaining shares. The thresholds are imposed either by national law, stock exchange rules, or a company's articles of association. This mandatory takeover bid rule prohibits a shareholder from owning a large stake in the company and having a dominating voice in the decision making without being required to purchase the remainder of the shares. Without such a requirement, the other shareholders, although potentially holding a substantial percentage of the company's shares, would be left with relatively little say in decisions. Mandatory bid requirements also seek to prevent 'creeping acquisitions' and to ensure that shareholders, other than the controlling shareholder, receive a control premium when control of the company shifts to the large shareholder.

ISS opposes proposals to exempt a large shareholder from the obligation to bid. The requirement that a takeover bid should be launched when a substantial amount of shares have been acquired prevents the entrenchment of the controlling shareholder and protects minority owners.

ISS does make an exception to the mandatory takeover bid rule when the event prompting the takeover bid is a repurchase by the company of its own shares. When a company repurchases its own shares, the relative stake of a large shareholder increases even though the number of shares held by the large shareholder has not changed. In certain markets, notably the United Kingdom and Ireland, the mandatory bid rules require a large shareholder to make a takeover bid if its stake in the company is increased on a relative basis as a result of a share repurchase by the company. Companies in these markets may seek a waiver from the takeover bid requirement applicable to their large shareholder. Under certain circumstances, ISS will support such a waiver, namely, if the share repurchase would not push the large shareholder's stake in the company above 50 percent.

Reincorporation Proposals

General Recommendation & Policy
Vote reincorporation proposals on a CASE-BY-CASE basis.

Discussion
Reincorporation proposals are most commonly seen in Canada, where companies may register under one of the provincial business statutes. However, companies in other countries may also seek shareholder approval to reincorporate in a U.S. state or another country. Many companies, including U.S. companies, choose to reincorporate in places such as Bermuda, the Cayman Islands, or the British Virgin Islands for tax purposes.

When examining a reincorporation proposal, ISS first examines the reasons for the move. Sometimes a reincorporation proposal is part of a restructuring effort or merger agreement that contributes significantly to a company's growth, financial health, and competitive position more than the anticipated negative consequences of incorporating in another province or country. Some reincorporations allow firms to realize lower taxes or incorporation fees. In addition, there may be advantages to incorporating in the province in which the company conducts the bulk of its business.

Companies often adopt a new charter or bylaws with increased protection for management upon reincorporation. For instance, many reincorporation proposals are bundled with the ratification of a new charter that increases the company's capital stock or imposes a classified board. When such changes to the charter include the addition of negative corporate governance provisions, the impact of these new provisions on shareholders must be balanced against the anticipated benefits of the reincorporation.

ISS believes that reincorporations to countries, states, or provinces with less stringent disclosure requirements or corporate governance provisions are often management attempts to lessen accountability to shareholders. In such cases, ISS recommends voting against the proposal. The expenses involved in a change of domicile relating to legal and administrative fees, plus the greater entrenchment such a reincorporation could provide management, would likely harm shareholders' interests. In cases where companies propose to move to a more protective province or country and supply reasonable financial reasons for doing so, the benefits of the reincorporation must be weighed against the costs of possible management entrenchment.

Expansion of Business Activities

General Recommendation & Policy
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Discussion
Companies are usually required by law to include in their articles of association or memorandum of association specific business purposes in the form of an objects clause. Because most countries require shareholder approval before articles can be amended, any change to the company's objects clause requires shareholder approval. Countries often seek shareholder approval to amend the objects clause to expand business lines.

Expanding business lines is a decision usually best left to management, but there are some instances where ISS withholds support for such changes. If a company has performed poorly for several years and seeks business expansion into a risky enterprise, ISS would require further clarification from management regarding the purpose of the expansion. If the company does not provide a satisfactory business plan, ISS recommends that shareholders vote against the proposal.

Related-Party Transactions

General Recommendation & Policy
Vote related-party transactions on a CASE-BY-CASE basis.

Discussion
Shareholders are often asked to approve commercial transactions between related parties. A transaction between a parent company and its subsidiary, or a company's dealings with entities that employ the company's directors, are usually classified as related party transactions and are subject to company law or stock exchange listing requirements that mandate shareholder approval. Shareholder approval of these transactions is meant to protect shareholders against insider trading abuses.

In most cases, both the rationale and terms of such transactions are reasonable. ISS looks for evidence of an evaluation of the transaction by an independent body, but this is not always available. Unless the agreement requests a strategic move outside the company's charter or contains unfavorable terms, ISS recommends that shareholders support the proposal.

Compensation Plans

General Recommendation & Policy Vote compensation plans on a CASE-BY-CASE basis.

Discussion
Disclosure on compensation in most countries is not as extensive as U.S. disclosure. However, compensation plans are becoming more common on meeting agendas of foreign companies, and the structures of these plans are of vital interest to shareholders. When given the opportunity to review these structures, ISS supports plans that motivate participants to focus on long-term shareholder value and returns, encourage employee stock ownership, and more closely align employee interests with those of shareholders.

For many years, ISS has employed a complex methodology for evaluating compensation proposals in the United States, but this has only been possible because of the extensive disclosure provided in U.S. proxy circulars. This degree of disclosure is a reflection of strict regulatory requirements, investor concern and activity, and corporate governance sophistication. Compensation is not a topical issue in most non-U.S. markets, therefore the degree of information available to evaluate such proposals is usually limited to basic details. For this reason, ISS uses a simpler methodology for evaluating most non-U.S. compensation proposals, but with the same goal of maximizing shareholder value.

Beyond the problems presented by limited disclosure, local conditions and traditions in particular countries also hinder the creation of a comprehensive compensation evaluation procedure. Standard market practice in one country may be illegal activity in another. Some countries establish numerical limits on the number of shares available under their plans, while others have percentage limits that apply over a specific length of time. Holding all global companies to the strict standards of the United States, for example, could result in recommendations against almost every compensation plan in many countries. Conversely, making too many allowances for local practices may only encourage poor governance standards over the long term.

ISS reviews three main types of compensation plans: stock option plans, incentive plans, and share purchase plans. Also included in this section are grants outside of plans. With the exception of the United Kingdom, where ISS uses a compensation valuation model to evaluate the cost of stock-based compensation plans, ISS analyzes plans in all other global markets by calculating the dilution under a company's share plans and by analyzing plan features.

Stock Option Plans
Stock option plans grant participants an option to buy company shares at a set price (the exercise price). Shares are usually granted at market prices and may be exercised when the company's share price reaches the exercise price. Participants may then purchase the promised shares at the strike price and may later sell the shares after their purchase (or after a defined holding period when the shares may not be sold).

When evaluating stock option plans, ISS's first hurdle is obtaining information regarding the key terms of the plan. Ideally, we would like to see the full text of the plan, or a summary of the plan's key terms, with information on the plan's dilution, exercise price/presence of discounts, administration and participation, types of awards used, vesting provisions, and performance criteria. However, in many markets, especially where companies are only beginning to introduce stock-based compensation, information on key plan terms can be quite limited. ISS generally supports efforts to more closely align executive pay with shareholder interests, and generally encourages companies to improve their compensation disclosure practices. However, until disclosure standards improve in these markets, ISS believes that it would be counterproductive to oppose all plans in a given country on this basis. Still, some basic parameters are necessary in order for ISS to consider supporting a compensation plan. At a minimum, ISS requires information on the maximum potential dilution of a plan and information concerning the exercise price. If a plan meets our guidelines on these two points, ISS will support the plan. For markets where certain plan information is regularly disclosed, and a company has failed to provide this information to shareholders, ISS will vote against the plan on the basis of substandard disclosure.

Among the criteria that ISS examines in evaluating stock option plans are the following, generally organized from criteria of greater importance to criteria of lesser importance:

Shares Reserved for Issuance of Options Under the Plan
The maximum number of shares ISS approves under a plan depends on the classification of a company's stage of development as growth or mature. Growth companies are usually smaller, in new industries requiring significant research and development, and have restricted cash flows. A company in an established industry but expanding rapidly, or a mature company that is experiencing an extended period of rapid expansion, may also be classified as growth. Mature companies are characterized by stable sales and revenue growth, production efficiencies resulting from volume gains, and strong cash flow resulting from developed products in the payoff stage.

For mature companies, shares available under stock option plans should be no more than five percent of the issued capital at the time of approval under all plans. For growth companies, shares available should be no more than ten percent of the issued capital at the time of approval under all plans. However, ISS will support plans at mature companies with dilution levels of up to ten percent if the plan includes other positive features, such as challenging performance criteria or premium-priced options. These features partially offset dilution concerns, as their inclusion reduces the likelihood that options will become exercisable unless there is a clear improvement in shareholder value.

For all companies, an absolute number of shares fixed at the time of approval is ideal, but many countries do not include such a limit. In these cases, revolving limits (a certain percentage of issued shares at any one time) of five percent or ten percent are common. The practice of setting a percentage of shares issuable over a certain number of years before or after the plan is adopted appears to be a compromise between these first two methods. ISS prefers plans where the limits are sufficiently spread out, e.g., five percent in five years, ten percent in ten years. Revolving limits of ten percent in ten years should also include 'flow-rate' restrictions that further limit the plan's dilution, such as a cap of 'three percent in three years,' '2.5 percent in five years,' or 'one percent in one year.'

Exercise Price
ISS prefers that options be priced at not less than 100 percent of the shares' fair market value on the date of grant. Usually this is taken as the closing price of the company's shares on the day prior to the date of grant. Some countries determine fair market value as an average of the trading price for the five days prior to the date of grant. This is a common and acceptable practice. Some emerging market countries use a 30-day average or longer to determine fair market value; these resolutions must be reviewed on a case-by-case basis, although provisions of longer than 30 days increase the possibility of discounted options.

Discounted Options, Restricted Stock, and Stock Grants
Many countries allow for options to be granted at a discount to market prices. ISS evaluates restricted stock, which is essentially a deeply discounted option often with mandatory vesting provisions, in the same manner as a discounted option. Restricted stock, which is generally offered at a 100-percent discount and vests in three to five years, is most often seen in the United States, but it is becoming increasingly popular in other jurisdictions. Stock grants are another type of discounted award in which company shares may be granted outright to recipients with no payment required for the receipt of shares. In the absence of performance criteria (see below), ISS opposes grants of discounted options, including restricted stock. Absent performance criteria or vesting provisions, holders of discounted options or restricted stock have an incentive to cash in their grants for an immediate return rather than hold on to their options for future gains, thereby reducing or eliminating the incentive value of such awards. ISS generally opposes stock grants as their incentive value is dubious.

In very rare cases, ISS may consider supporting a plan that includes discounted options, including restricted stock, if the company has attached challenging performance criteria to the options, including price hurdles. Performance-based vesting provisions require tangible improvements in the company's financial performance or share price before the discounted options or restricted shares can be exercised. Performance criteria are evaluated by reference to both the company's country of incorporation and industry. Recipients of discounted options and restricted shares are required to tender less consideration, if any, to exercise their awards than recipients of market-priced options are required to tender; as a result, the former type of awards are more costly to shareholders from an economic perspective. However, the higher performance threshold imposed by suitably challenging performance criteria may mitigate the higher economic costs.

In general, ISS does not believe that vesting provisions, however stringent, sufficiently mitigate the excessive cost of discounted awards, but with respect to the use of restricted stock in U.S.-style stock option plans seen in global markets, ISS recognizes that restricted stock is a common feature of these plans, that often these awards represent only a small portion (usually significantly below one percent) of a company's outstanding share capital, and that performance criteria are not common in U.S.-style plans. As a result, ISS believes that it would be counterproductive to oppose all such plans solely on the inclusion of restricted stock. However, ISS would only approve of plans that set out strict limits on such grants, include stringent vesting provisions, and that meet our guidelines in all other aspects.

Plan Administration
ISS opposes allowing the administering committee to grant options to itself due to the potential for abuse and conflicts of interest. Administration of plans should be in the hands of directors who are unable to participate in the plan. Plans administered by the full board should not allow voting by executive directors; plans administered by remuneration committees should be composed entirely of independent directors. Plans that allow nonexecutive directors to participate should not give them any discretion on individual grants; instead, an automatic system of grants should be introduced with fixed annual grants at market prices on a fixed date. Alternatively, ISS approves of separate nonexecutive director option plans with independent administration if the number of shares reserved for such plans is limited. Shares reserved for director plans, when combined with shares reserved for all of the company's stock option plans should not exceed ISS's aggregate dilution limits. In addition, shares reserved over the life of such a plan should not exceed one percent of a company's outstanding share capital for mature companies and 1.6 percent for growth-oriented companies for a five-year plan. Shares reserved for nonexecutive director option grants in any one year should not exceed 0.2 percent for mature companies and 0.3 percent for growth companies.

Eligibility and  Participation
ISS prefers separate plans for employees, directors, and nonexecutive directors, but most plans include all or some combination of these categories of participants. Other global plans distinguish between full-time and part-time employees or establish a set length of service to the company (usually one year) before options may be granted. Most plans allow the administrating committee to select plan participants.

Performance Criteria and Vesting Provisions
Performance criteria and vesting provisions are important considerations when evaluating a compensation plan, and the existence of long vesting provisions and realistic performance criteria may compensate for minor shortcomings in a plan. If a plan falls just beyond one of the above guidelines but has both performance criteria and vesting provisions, support may be justified. The ultimate goal of share option plans is to tie executive and employee remuneration to company performance and to give key employees and executives incentive to stay with the firm. We favor the inclusion of performance targets and graduated vesting schedules because awards that are contingent upon sustained and measurable improvements are more likely to fulfill their purpose of truly providing incentive. However, if a plan meets all other aspects of ISS's guidelines, these two criteria are not mandatory, unless the inclusion of such provisions are standard in the company's country of incorporation and a company has failed to include them.

Other Features Specific to Option Plans

Issue Terms
Some countries require optionees to pay a nominal fee (often equivalent to $0.01) for every option received. This is common and acceptable, although many companies that once enforced this provision are now deleting it from the rules of their plans.

Option Repricing
Some plans include specific provisions allowing for the repricing of options at the board's discretion. ISS opposes plans that include option repricing when the exercise price is reduced in response to a dropping share price. Repricing outstanding options reduces the incentive that options provide to raise the share price for shareholders.

Financial Assistance
Some plans offer participants loans to pay the full exercise price on their options. If loans are part of a company's option plan, ISS prefers that loans be made to employees as part of a broad-based, company-wide plan to encourage ownership rather than being given only to executive directors. ISS also prefers loans with interest set at market rates that must be paid back in full over a reasonable length of time. The absence of these features does not necessary warrant a recommendation against an option plan, but they are taken into consideration in ISS's analysis of the plan.

Plans for International Employees
Many overseas companies introduce separate plans or delegate a special section of their option plan to deal with tax considerations raised by having a large number of employees working in other countries. Many of these plans contain provisions that deal directly with particular U.S. tax code provisions on stock options. ISS applies the same criteria to these plans as to country-specific plans.

Stock Appreciation Rights
Stock appreciation rights (SARs) allow participants to receive the difference between the exercise price and the market price at the date of exercise. Many companies use SARs in lieu of regular options. While SARs do not result in the dilution associated with large option exercises, there is little difference between a SAR and a regular option from a shareholder perspective because the financial cost to the company is the same. However, SARs do not encourage stock ownership by participants because they involve no purchase or sale of company stock. ISS reviews SARs in the context of the option plan under which they are issued.

Phantom Stock Option Plans
Phantom stock options offer participants cash bonuses based on the increase in share price during a set period of time. Phantom plans are distinct from SARs in that they often form their own separate plan. Some companies will create a phantom stock option plan to award employees who reside in countries that do not allow stock-based compensation. Participants are designated a set number of hypothetical (phantom) shares, on which the award is based. While ISS prefers compensation plans that encourage employee ownership, SARs and phantom options are an effective way to provide incentive.

Superoptions
Superoptions exceed the limits in a particular country for the value of options granted to any one individual, although they are usually tied to significantly more restrictive vesting provisions and performance criteria. U.K. superoptions, for example, exceed the Association of British Insurers' recommended limit that options represent no more than four times a participant's salary, yet the stricter performance criteria and longer vesting periods usually mitigate excessive grants. Additionally, dilution resulting from superoptions has historically been fairly moderate. Superoptions appear most often in advanced markets with developed stock option plans.

Dividends Under Option and Dividend Equivalent Payment Provisions
Most holders of stock options do not receive dividend payments. However, some option plans allow participants to receive dividends or dividend equivalent payments prior to the exercise of options. ISS believes that any economic benefit derived from option plans should occur at the time of exercise.

Using Repurchased Shares in Share Compensation Plans
In many countries, companies use shares purchased on the market for use in their compensation plans. In some cases, using repurchased shares is more efficient than issuing new shares to participants on exercise. ISS also recognizes the benefits to existing shareholders when repurchased shares are used to fund option grants, as dilution to their interests is minimized. However, although there is no cost to shareholders in terms of dilution of their voting interests, buybacks still represent a very real cost to the company and shareholders. As a result, if a company wants to use repurchased shares in its compensation plans, ISS expects some kind of limitation on the number that can be used.

If a plan includes a specified limit on the total number of shares that could be used and repurchased shares would count toward that limit, ISS recommends that shareholders support the plan as long as it meets all other guidelines. However, if repurchased shares would not count toward the plan's limit on newly issued shares but would operate as an additional pool of shares, then ISS looks for an additional limitation, either an aggregate numerical limit, a percentage limit, or limitations on individual awards.

Incentive Plans
Share incentive plans tie key employees' compensation more directly to company performance. Though most popular in the United Kingdom, incentive plans are becoming increasingly popular across the globe. Incentive plans provide participants with free grants of company shares (or, less frequently, cash grants) in proportion with prearranged performance criteria-often earnings per share measured against inflation or total shareholder return. These indicators are frequently compared with those of other firms in the company's industry or stock market index, creating a benchmark and a further determinant of the number of shares granted to a particular participant. Proponents of incentive plans note that they offer shareholders the potential for less dilution and that they more directly encourage participants to focus on long-term company performance through strict performance criteria tied to more than just share price movements.

Most incentive plans are organized with strict vesting provisions, where participants may not receive the share awards until after a period of three years or more. Many plans also grant a percentage of the total amount reserved for each participant on a sliding scale measured against performance criteria. Performance criteria targets that have been satisfied only to a certain point may represent disbursement of 25 percent of the shares or cash to a participant, while 100-percent satisfaction may represent the full allotment of the grant. From a shareholder perspective, this graduated system of performance criteria is a major advance.

Evaluation of incentive plans is similar to that of option plans in that acceptable dilution and impartial administration and eligibility remain key factors for a positive recommendation. Insufficient performance criteria or abbreviated vesting provisions are deciding factors as well.

Employee Stock Purchase Plans and Savings-Related Share Option Schemes
Employee stock purchase plans and savings-related share option schemes (together, ESPPs) provide employees an opportunity to purchase stock in their company, often at a discount to market prices. Plans may operate via monthly deductions from employees' paychecks, gathered and held for safekeeping by a trust or bank, and used to purchase company stock on behalf of the employee. ESPPs can lead to greater commitment from employees, provide performance incentives, and provide all employees the opportunity to share in the company's growth.

ESPPs differ from stock option plans in that in an ESPP, all eligible participants have the option to participate in the plan and may choose how much they wish to contribute to the plan, whereas in a stock option plan, the administering committee chooses who actually participates in the plan, that is, receives options under the plan. ISS recommends approval for many of these plans because they encourage wide share ownership in the company among employees. When analyzing ESPPs for global companies, ISS considers the following factors:

Eligibility
This is an important factor when considering ESPPs proposed by global companies. For a plan to qualify as an ESPP, all full-time employees who have been with the company for a reasonable amount of time (some plans also allow for participation by part-time employees) must be eligible to participate in the plan, and more important, eligible participants must have the ability to determine whether they will participate and to what extent they will participate, subject to certain limits, as discussed below.

Dilution
Many markets, such as the United States, Canada, Ireland, and certain tax haven markets, differentiate between shares reserved for ESPPs and shares reserved for stock option plans. In these markets it is our practice to have separate dilution limits (a) for shares reserved for ESPPs, and (b) shares reserved for stock option plans. Other markets, notably the United Kingdom, do not reserve separate pools of shares for ESPPs and option plans, therefore we cannot make such distinctions.

For those markets that reserve a separate pool of shares for ESPPs, ISS policy is to exclude such shares from our dilution calculations for stock option plans. However, ISS policy provides that no more than five percent of a company's shares may be reserved for ESPPs at any given time, with such five percent being over and above the company's limit (either five or ten percent) reserved for option plans. Accordingly, a company could have up to ten percent of its shares reserved for option plans and five percent of its shares reserved for ESPPs at any given time. Alternatively, ISS would consider a higher dilution limit for ESPPs if the company in question sufficiently limited dilution under its option plans.

For those markets that reserve a common pool of shares for ESPPs and stock option plans, ISS policy is to evaluate the dilution under the common pool of shares in accordance with the dilution limitations applicable to stock option plans.

Offering Period and Offering Price
The offering period, also known as the purchase period, is the time period over which a participant's contributions are accumulated for the purchase of shares under the plan. The offering price is the company's share price taken on a specific date, less the applicable discount, at which a participant's accumulated payroll deductions are used to purchase shares. Both the offering period and the offering price are country- and plan-specific. For example, ESPPs that are intended to comply with Section 423 of the U.S. Internal Revenue Code (Section 423 Plans) and therefore qualify for favorable tax treatment may not have an offering period in excess of 27 months. Section 423 Plans, however, almost always provide for an 'either/or' offering price, which provides participants the right to purchase shares at the lesser of the fair market value of that company's shares, less the applicable discount, as of either the first or last day of the offering period. In contrast, plans in the United Kingdom and Ireland generally have a three-, five-, or even seven-year offering period, and the offering price is the fair market value on the date an employee commences participation in the plan.

ISS's assessment of a plan takes into account the length of the offering period and the date on which the offering price is determined. If the plan has an 'either/or' feature, a shorter offering period is in the interests of shareholders because such provisions reduce the market risk associated with the plan. The maximum offering period for plans with such a feature is 27 months. In contrast, if the offering price is based on the price of the company's shares on the date plan participation commences, then a longer offering period is generally in the interests of shareholders, as it should more effectively focus the efforts of plan participants on increasing shareholder value. In these cases, the minimum offering period is three years.

Discounts
These are generally country-specific, e.g. the maximum discount under a Section 423 Plan is 15 percent. In the United Kingdom the maximum discount is 20 percent, and in Ireland it is 25 percent. The amount of the discount is often obscured because some plans do not provide for a discount per se, but rather provide that participants will receive matching shares. This practice is common in Canada. For instance, a plan may stipulate that for every two shares a participant purchases under a plan, the company will provide one 'matching share' to the participant; in effect the participant receives three shares for the price of two, which is mathematically equivalent to a 33-percent discount. If a plan employs matching shares, the analyst must simply calculate the imputed discount using the maximum match.

In reviewing discounts, ISS takes into consideration the offering period and offering price. Because plans with 'either/or' provisions reduce the market risk associated with plan purchases, we believe the maximum discount available under such plans should be 15 percent. However, ISS guidelines allow for greater discounts, up to 25 percent, for plans in which the offering price is based on the company's share price on the date participation commences.

Limits on the Number or Value of Shares Purchaseable (Participation Limits) ESPPs must specify a limit on the number or value of shares each participant is eligible to purchase, for Section 423 Plans it is US$25,000 per year, in the United Kingdom and Ireland it is GBP 3,000 and IRP 3,000, respectively. Because the shares are discounted, there must be some limit on the ability of eligible employees to participate to prevent excessive dilution. This also limits the ability of executives to buy, via the plan, large amounts of discounted shares. Ideally, there should be a plan feature prohibiting employees who are large shareholders (five percent in Section 423 Plans) from participating.

Loan Terms
Some plans offer participants loans to pay for the shares. If loans are part of a share purchase plan, ISS prefers that loans be made to employees as part of a broad-based, company-wide plan to encourage ownership rather than being given only to executive directors. ISS also prefers loans with interest set at market rates that must be paid back in full over a reasonable length of time. The absence of these features does not necessarily warrant a recommendation against a share purchase plan, but they are taken into consideration in ISS's analysis of the plan.

Grants Outside of Plans
Resolutions asking shareholders to approve specific grants of shares or cash outside of established plans are problematic. Some companies prefer not to adopt formal share plans, instead asking shareholders to approve yearly grants to specific employees. ISS prefers that companies make such grants in the context of an established plan.

ISS's primary concern with grants outside of plans is the level of dilution they afford. The number of shares issued as part of the grants, when combined with the number of shares reserved for the company's other share plans, must fall within acceptable dilution limits. Vesting provisions and performance criteria are also important and are evaluated on the same basis as if the grants were part of a formal plan.

Antitakeover Mechanisms

General Recommendation & Policy
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Discussion
Common antitakeover mechanisms include staggered boards, supervoting shares, poison pills, unlimited authorized capital authorizations (including blank check preferred stock), and golden shares. Some of these restrictions are aimed solely at limiting share ownership by foreign or unwanted minority shareholders, and others are designed to preclude an unwanted takeover of the target company by any party. ISS opposes all forms of such mechanisms, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers.

Renew  Partial  Takeover  Provision (Australia)
Australian law allows companies to introduce into their articles a provision to protect shareholders from partial takeover offers, to be renewed by shareholders every three years. If a partial takeover of the company is announced, directors are required to convene a shareholder meeting at least 15 days before the closing of the offer to seek approval of the offer. If shareholders reject the resolution, the offer is considered withdrawn under company law and the company can refuse to register the shares tendered to the offer. ISS approves of consulting shareholders on takeover offers, and this article provides protection for minority shareholders by giving them ultimate decision-making authority based on their own interests, not the interests of directors or outside parties. ISS supports the adoption of this proposal in almost all cases.

Golden Shares
Recently privatized companies around the world often include in their share structure a golden share held by their respective governments. These shares often carry special voting rights or the power of automatic veto over specific proposals. Golden shares are most common among former state-owned companies or politically sensitive industries such as utilities, railways, and airlines. While the introduction of golden shares is not a desirable governance practice, ISS recognizes the political importance certain companies hold for governments and treats the introduction or amendment of government shares on a case-by-case basis.

Poison Pills (Canada)
Otherwise known as shareholder rights plans, poison pills are seen primarily in the Canadian market. Unlike in the United States, Canadian securities legislation requires shareholder approval of all poison pills. Companies generally state that they seek to adopt or renew pills in order to protect shareholders against unfair, abusive, or coercive takeover strategies and to give the target company's board time to pursue alternatives to a hostile takeover bid. Theoretically, the board will refuse to redeem the pill in the face of an unfair offer in order to force a bidder to negotiate for a better offer, at which point it will redeem the pill. Some pills have operated this way and have resulted in better terms for target companies.

Nonetheless, ISS guidelines generally do not support the adoption of poison pills on the grounds that they serve to entrench management. Improperly structured rights plans have been used by boards to ward off offers beneficial to shareholders. Current owners should decide who will own the company, with advice and negotiation from the board and management. When considering the merits of a poison pill, ISS also examines what other antitakeover devices the company has and the company's treatment of shareholders in past situations.

Canadian poison pills often have a sunset provision, requiring shareholder confirmation of the plan. Most pills have either a five-year sunset provision or a ten-year sunset provision with a requirement that shareholders confirm the continuation of the plan in five years. ISS guidelines support a three-year sunset provision, which affords shareholders the ability to reconsider the plan in light of changing market conditions and to review management's use of the plan. Canadian pills also typically include a permitted bid clause, under which the takeover bid must be made on equal terms to all holders of the company's voting shares; the company must extend the expiration of the bid, usually by 60 or 90 days following the date of the bid. Management sets the terms of the permitted bid clause, and therefore it influences the level of protection that will be provided to shareholders.

ISS determines whether the permitted bid feature offers shareholders adequate powers relative to the board in the event of a bid not being approved by the board. Allowing shareholders the right to override the board as a means of balancing power is crucial, but the specifics of the permitted bid clause are usually insufficient. Under the clause, the pill may be triggered by a shareholder not intent on a complete acquisition, but who merely wishes to purchase a significant stake in the company. This gives the board power to deny shareholders the benefit of a large, semi-controlling shareholder and precludes partial bids that may be in shareholders' interests.

Despite the inclusion of sunset provisions and permitted bid clauses, the balance of power in Canadian pills generally favors the board over shareholders. Under the terms of most pills, the board has either the right or discretion to do the following:
o    redeem or trigger the pill;
o amend the pill if shareholder approval is obtained prior to the separation date;
o    amend the exercise price of the rights;
o    alter the separation date;
o decide which parties are acting in concert to determine the level of beneficial ownership that could be used to trigger the pill; and
o waive the pill's triggering with respect to one bidder and not others, allowing the board to favor one bid over another.

This does not mean that all pills are detrimental. Companies may continue to amend their pills (the permitted bid clause in particular) and may develop a pill that offers shareholders adequate power.

Depositary Receipts and Priority Shares (The Netherlands)
Depositary receipts are an especially common antitakeover defense among large Dutch companies. Ordinary voting shares are first issued to a company-friendly trust or foundation. The trust or foundation in turn issues depositary receipts, similar to banks in the United States issuing ADRs except that the foundation retains the voting rights of the issued security. The depositary receipts carry only the financial rights attached to the shares (i.e., dividends). In this manner, the company gains access to capital while retaining control over voting rights.

Priority shares, established in a company's articles, may be awarded with certain powers of control over the rest of the company. In practice, priority shares are held by members of the supervisory board, company-friendly trusts or foundations, or other friendly parties. Depending on the articles, priority shareholders may determine the size of the management or supervisory boards or may propose amendments to articles and the dissolution of the company. ISS recommends voting against the introduction of depositary receipts and priority shares.

Supermajority Vote Requirements
Supermajority vote requirements violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking provisions that are in the best interest of shareholders. However, in many world markets, supermajority vote requirements for special resolutions or EGMs are the norm, either two-thirds or three-fourths of shares voting at the meeting (either in person or by proxy). When reviewing proposals to introduce supermajority vote requirements, ISS takes into account market norms, the company's reasons for the change, and the company's ownership structure.

Shareholder Proposals

General Recommendation & Policy
Vote all shareholder  proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.
Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Discussion
ISS reviews all shareholder proposals to ascertain whether the proposal is beneficial or detrimental to shareholder value. Most resolutions fall into three basic categories: corporate governance, social, and environmental. While shareholder proposals in most countries are not as prevalent as they are in the United States, they are becoming more common, and standards for reviewing the various types of proposals are necessary.

Corporate Governance Proposals
Corporate governance-related proposals must be evaluated carefully because any changes can dramatically affect shareholder value. Support for such proposals must be measured against the likely impact that approval would have on the company's operations. If a measure would improve disclosure of company activities in nonstrategic areas and at minimal costs, ISS supports the proposal. If a proposal seeks to improve the company's corporate governance structure, such as adopting board committees, eliminating staggered board structures, or canceling antitakeover instruments, approval is also warranted. However, if acceptance of a proposal is likely to lead to a disruption in board or management operations and to cause the company to incur significant costs without clear benefit, ISS recommends opposing the proposal.

Social and Environmental Proposals
In evaluating social and environmental proposals, ISS first determines whether or not the issue in question should be addressed on a company-specific basis. Many social and environmental issues are beyond the scope of any one company and are more properly the province of government and broader regulatory action. If this is the case, ISS recommends voting against the proposal.

Most proposals of this type require shareholders to apply subjective criteria in making their voting decision. While broader issues are of concern to everyone, institutional shareholders acting as representatives of their beneficiaries are required to consider only the ultimate interests of their direct beneficiaries. Relating the interests of their beneficiaries to the greater good can be a difficult process and a matter for individual determination. For this reason, ISS focuses on the financial aspects of social and environmental proposals. If a proposal would have a negative impact on the company's financial position or adversely affect important operations, ISS recommends opposing the resolution. Conversely, if a proposal would have a clear and beneficial impact on the company's finances or operations, ISS recommends supporting the proposal.

PROCEDURES TO ADDRESS POTENTIAL CONFLICTS OF INTEREST

ICON recognizes that certain proxy proposals may present a conflict between the interests of its clients including shareholders of the ICON Funds on the one hand and ICON and its affiliated companies on the other. ICON has therefore adopted the following conflict procedures:

o If ICON has proposed and the ICON Fund Board of Trustees has approved a proxy related to the ICON Funds, ISS's analysis and recommendation related to the proxy proposal will be followed in voting any ICON Fund proxies for which ICON has proxy voting authority.
o If ICON advises or is seeking to advise a pension plan of a company whose management is soliciting proxies, ISS's analysis and recommendation related to the proxy proposal will be followed in voting any such proxies for accounts for which ICON has proxy voting authority.
o If ICON or its affiliates have retained the services of a consulting company whose securities (or the securities of any affiliate) are owned in any ICON-managed account and such company solicits proxies, ISS's analysis and recommendation related to the proxy will be followed in voting any such proxies for accounts for which ICON has proxy voting authority.
o If an officer or director of ICON or its affiliates, or an officer or trustee of the ICON Funds, serves as an officer, director or executive of a company whose securities are owned in any ICON-managed account and such company solicits proxies, ISS's analysis and recommendation related to the proxy will be followed in voting any such proxies for accounts for which ICON has proxy voting authority.
o ICON shall designate a person or group of persons who shall be responsible for monitoring and identifying potential conflicts of interest and maintaining documentation that these conflict resolution procedures were followed.

                                   APPENDIX C

                                   ICON FUNDS
                             PROXY VOTING PROCEDURES


The Board of Trustees ("Board") of the ICON Funds ("Trust") recognizes that the right to vote proxies for portfolio holdings in each series of the ICON Funds (each a "Fund") is an important responsibility and a significant Fund asset. The Board also recognizes that ICON Advisers, Inc. ("Adviser"), as investment adviser to the Trust, is in the best position to monitor corporate actions, analyze proxy proposals, make voting decisions and ensure that proxies are submitted in a timely fashion. The Board delegates its authority to vote proxies to the Adviser subject to Board supervision.

The  Board has  approved  the  Proxy  Voting  Policy  Statement  and  Guidelines
("Guidelines") attached as Exhibit A including the "Procedures to Address Conflicts of Interest" at the end thereof. The Board delegates the monitoring of the proxy voting process to the Trust's Investment Practices Committee ("Committee") who shall also periodically review the Guidelines and recommend revisions as may be deemed appropriate. The Committee will monitor the implementation of these policies to ensure that the Adviser's voting decisions:

o Are consistent with the Adviser's fiduciary duty to the Funds and their shareholders
o    Seek to maximize shareholder return and the value of Fund investments
o    Promote sound corporate governance
o    Are consistent with each Fund's investment objective and policies

The Board also authorizes the Adviser to retain Institutional Shareholder Services ("ISS"), a third party proxy voting service, to provide recommendations on proxy votes related to holdings in the ICON Funds and cast vote proxies in accordance with the Guidelines.

Each Fund will describe its Guidelines in the Statement of Additional Information ("SAI") in accordance with Securities and Exchange ("SEC") requirements. Each Fund also will disclose in its annual and semi-annual reports to shareholders that a description (or copy) of the Fund's Guidelines is available without charge, upon request, by calling toll free 1-800-764-0442, by accessing the ICON Funds' website at www.iconfunds.com and by accessing the SEC's website at www.sec.gov. The Funds will send a description of their proxy voting policies and procedures within three business days of receipt of a request.

Each Fund will file its complete proxy voting record with the SEC on Form N-PX on an annual basis, by no later than August 31 of each year (beginning August 31, 2004). Each Fund also will disclose in the SAI and annual and semiannual report to shareholders that its proxy record is available on the ICON Funds' website, www.iconfunds.com or by accessing the SEC's website. Each Fund must post this information on its website as soon as reasonably practicable after filing the report with the SEC.